           As filed with the Securities and Exchange Commission on July 31, 2002

                                             Registration Nos. 2-92665; 811-4088

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]


                       Post-Effective Amendment No. 44                      [X]


                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                              [X]


                                 Amendment No. 46                           [X]


                              Excelsior Funds, Inc.

               (Exact Name of Registrant as Specified in Charter)

                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 446-1012


                                W. Bruce McConnel

                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18/th/ and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996
                     (Name and Address of Agent for Service)


It is proposed that this post-effective amendment will become effective (check appropriate box)

[X] Immediately upon filing pursuant to paragraph (b)
[_] on (date) pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a)(1)
[_] on (date) pursuant to paragraph (a)(1)
[_] 75 days after filing pursuant to paragraph (a)(2)
[_] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Title of Securities being Registered: Shares of Common Stock.

                                    [Graphic]



Excelsior Money Market Funds

Prospectus


August 1, 2002




Excelsior Funds, Inc.
Excelsior Tax-Exempt Funds, Inc.

Money Fund
Government Money Fund
Treasury Money Fund
Tax-Exempt Money Fund
New York Tax-Exempt Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Fund

Table Of Contents

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are mutual fund families that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (each, a Fund) that you should know before investing. The Money Fund and Government Money Fund offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in separate prospectuses. Institutional Shares of the Government Money Fund are not currently offered. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     Money Fund................................................          4
     Government Money Fund.....................................          6
     Treasury Money Fund.......................................          8
     Tax-Exempt Money Fund.....................................         10
     New York Tax-Exempt Money Fund............................         12
     More Information About Risk...............................         14
     More Information About Fund Investments...................         14
     Investment Adviser........................................         14
     Purchasing, Selling and Exchanging Fund Shares............         15
     Dividends and Distributions...............................         18
     Taxes.....................................................         18
     Financial Highlights......................................         20
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction--Risk/Return Information Common to All Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Funds try to maintain a constant price per share of $1.00, but there is no guarantee that a Fund will achieve this goal.

                                                                      [Graphic]


Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment


Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government, and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [CHART]


1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.58%  2.83%  3.91%  5.60%  5.02%  5.21%  5.16%  4.87%  6.08%  3.74%

                           Best Quarter Worst Quarter
                              1.55%         0.51%
                            (9/30/00)    (12/31/01)



The Fund's performance for the six month period ending June 30, 2002 was 0.72%.



This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2001.



                     1 Year 5 Years 10 Years
--------------------------------------------
Money Fund (Shares)   3.74%   5.01%   4.60%


Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                        0.25%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.20%
Total Other Expenses                   0.60%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             0.85%
  Fee Waivers and Expense
    Reimbursements                   (0.35)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.50%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $236    $437    $1,017

                                                                      [Graphic]


Government Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment

Investment Objective
The Government Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund
The Government Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.58%  2.77%  3.83%  5.54%  4.98%  5.15%  5.09%  4.86%  6.07%  3.60%


                           Best Quarter Worst Quarter
                              1.54%         0.48%
                            (9/30/00)    (12/31/01)



The Fund's performance for the six month period ending June 30, 2002 was 0.67%.



This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2001.



                                            1 Year 5 Years 10 Years
             ------------------------------------------------------
             Government Money Fund (Shares) 3.60%   4.95%   4.54%


Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                        0.25%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.21%
Total Other Expenses                   0.61%
-------------------------------------------------
Total Annual Fund Operating
  Expenses                             0.86%
  Fee Waivers and Expense
    Reimbursements                   (0.36)%*
-------------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.50%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $51    $238    $441    $1,027

                                                                      [Graphic]



Treasury Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus U.S. Treasury securities

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of short-term obligations of the U.S. Treasury designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment that is generally exempt from state and local taxes

Investment Objective
The Treasury Money Fund seeks current income with liquidity and stability of principal.

Investment Strategy of the Treasury Money Fund
The Treasury Money Fund invests substantially all of its assets in U.S. Treasury obligations. The Fund also may invest, to a lesser extent, in high quality obligations issued or guaranteed by U.S. government agencies and instrumentalities. Generally, interest payments on obligations held by the Fund will be exempt from state and local taxes. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Treasury Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments.

Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
3.34%  2.61%  3.61%  5.27%  4.81%  4.89%  4.82%  4.45%  5.57%  3.39%


                           Best Quarter Worst Quarter
                              1.46%         0.45%
                            (12/31/00)   (12/31/01)



The Fund's performance for the six month period ending June 30, 2002 was 0.63%.



This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



                    1 Year 5 Years 10 Years
-------------------------------------------
Treasury Money Fund 3.39%   4.62%    4.27%



Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees                        0.30%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.21%
Total Other Expenses                   0.61%
-----------------------------------------------
Total Annual Fund Operating
  Expenses                             0.91%
  Fee Waivers and Expense
    Reimbursements                   (0.36)%*
-----------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.55%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.55%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $56    $254    $469    $1,086

                                                                      [Graphic]



Tax-Exempt Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income exempt from federal taxes consistent with preserving capital

  Investment Focus Municipal money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities which pay interest exempt from federal taxes designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative taxable investors in higher tax brackets seeking current income exempt from federal income taxes

Investment Objective
The Tax-Exempt Money Fund seeks a moderate level of current interest income exempt from federal income taxes consistent with stability of principal.

Investment Strategy of the Tax-Exempt Money Fund

Under normal circumstances, the Tax-Exempt Money Fund invests at least 80% of its net assets in high quality money market instruments issued by state and local governments and agencies, and other U.S. territories and possessions, that pay interest exempt from federal taxes ("municipal money market instruments"). Banks and other creditworthy entities may provide letters of credit and other credit enhancements as to municipal money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund's holdings. The Fund ordinarily will not invest in obligations that pay interest treated as a preference item for purposes of the alternative minimum tax. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes in interest rates and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks of Investing in the Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
-----  -----  -----  -----  -----  -----  -----  -----  -----  -----
2.71%  1.98%  2.46%  3.53%  3.11%  3.25%  3.09%  2.81%  3.71%  2.43%

Best Quarter Worst Quarter
   0.97%         0.40%
 (12/31/00)   (12/31/01)



The Fund's performance for the six month period ending June 30, 2002 was 0.51%.



This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



                                         1 Year 5 Years 10 Years
----------------------------------------------------------------
Tax-Exempt Money Fund                    2.43%   3.05%   2.91%


Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                  0.25%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.22%
Total Other Expenses                             0.62%
-------------------------------------------------------
Total Annual Fund Operating Expenses             0.87%
  Fee Waivers and Expense Reimbursements       (0.37)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             0.50%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $51    $241    $446    $1,038

                                                                      [Graphic]



New York Tax-Exempt Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income exempt from federal, New York State and New York City taxes consistent with preserving capital and maintaining liquidity

  Investment Focus New York tax-exempt money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities which pay interest exempt from federal, New York State and New York City taxes designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors in higher tax brackets seeking current income that is exempt from federal, New York State and New York City income taxes

Investment Objective
The New York Tax-Exempt Money Fund seeks a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. This objective may be changed without shareholder approval.

Investment Strategy of the New York Tax-Exempt Money Fund

Under normal circumstances, the New York Tax-Exempt Money Fund invests at least 80% of its net assets in high quality money market instruments issued by the State of New York, local governments and agencies in New York and other governmental issuers including U.S. territories and possessions that pay interest exempt from federal, New York State and New York City income taxes ("New York money market instruments"). Banks and other creditworthy entities may provide letters of credit and other credit enhancements for New York money market instruments. Such institutions may also provide liquidity facilities that shorten the effective maturity of some of the Fund's holdings. The Fund invests only in instruments with remaining maturities of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.


In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and an extensive credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

Principal Risks of Investing in the New York Tax-Exempt Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse

--------------------------------------------------------------------------------

economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Fund's concentration of investments in securities of issuers located in a single state subjects the Fund to economic and government policies of that state. In particular, the Fund's performance depends upon the ability of the issuers of New York money market instruments to meet their continuing obligations. New York State and New York City face long-term economic problems that could seriously affect their ability, and that of other issuers of New York money market instruments, to meet their financial obligations.


The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the Fund's performance. As a result, this Fund may be more volatile than a more geographically diversified municipal fund. Furthermore, if the Fund has difficulty finding attractive New York municipal securities to purchase, the amount of the Fund's income that is subject to New York taxes could increase.


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                  [CHART]


1999   2000   2001
-----  -----  -----
2.69%  3.56%  2.28%


                           Best Quarter Worst Quarter
                              0.94%         0.37%
                            (12/31/00)   (12/31/01)



The Fund's performance for the six month period ending June 30, 2002 was 0.46%.



This table shows the Fund's average annual total returns for the periods ended December 31, 2001.



                               1 Year Since Inception
-----------------------------------------------------
New York Tax-Exempt Money Fund 2.28%      2.83%*


*  Since August 3, 1998.

Call 1-800-446-1012 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                        0.50%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.21%
Total Other Expenses                   0.61%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.11%
  Fee Waivers and Expense
    Reimbursements                   (0.51)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.60%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $61    $302    $562    $1,306

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk
(All Funds)--The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities will generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

  Call Risk
  (All Funds)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Credit Risk
  (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event Risk
  (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Municipal Issuer Risk
(Tax-Exempt Money Fund, New York Tax-Exempt Money Fund)--There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Funds' municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

Concentration Risk
(New York Tax-Exempt Money Fund)--In addition, the Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. The Fund also may be riskier than mutual funds that buy securities of issuers in numerous states.

Mortgage-Backed Securities
(Money Fund, Government Money Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries.

--------------------------------------------------------------------------------


Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. supervise the Adviser and establish policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:



Money Fund                     0.00%
Government Money Fund          0.22%
Treasury Money Fund            0.27%
Tax-Exempt Money Fund          0.15%
New York Tax-Exempt Money Fund 0.30%



For the period commencing on the date of this prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.


Purchasing, Selling and Exchanging Fund Shares
This section tells you how to buy, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds," and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

--------------------------------------------------------------------------------


Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV twice each Business Day at 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, a Fund must receive your request in good order before 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) and federal funds (readily available funds) before the regularly-scheduled close of normal trading on the NYSE.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.


In calculating NAV for the Funds, a Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Funds' Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, a Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.


Minimum Purchases
To purchase shares for the first time, you must invest at least $500 in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market, or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan
..  By Writing a Check Directly From Your Account, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If

--------------------------------------------------------------------------------

you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your redemption request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. You can request to have redemption proceeds wired to your bank account on the same day you call us to sell your shares, as long as we hear from you by 1:00 p.m., Eastern time (12:00 noon, Eastern time for the Tax-Exempt Money and New York Tax-Exempt Money Funds) on that day. Otherwise, redemption proceeds will be wired the next Business Day. Shares redeemed and wired on the same day will not receive the dividend declared on that day. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to

--------------------------------------------------------------------------------

no more than six per year or reject an exchange if we deem that the exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Money Fund, Government Money Fund and Treasury Money Fund will be taxable as ordinary income. You will be subject to income tax on these Fund distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

--------------------------------------------------------------------------------


The distributions by the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Funds' investments, that a portion of these Funds' distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

Interest on indebtedness incurred by you to purchase or carry shares of the Tax- Exempt Money Fund or the New York Tax-Exempt Money Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Fund or the New York Tax-Exempt Money Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).


MONEY FUND


                                                                           Year Ended March 31,
                                                        ---------------------------------------------------------
                                                              2002        2001        2000        1999        1998
                                                        ---------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year..................... $    1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                        ---------  ----------  ----------  ----------  ----------
Income From Investment Operations
  Net Investment Income................................   0.02741     0.05804     0.05005     0.04901     0.05139
  Net Realized Gains on Investments....................   0.00010     0.00000     0.00000     0.00000     0.00000
                                                        ---------  ----------  ----------  ----------  ----------
Total From Investment Operations.......................   0.02751     0.05804     0.05005     0.04901     0.05139
                                                        ---------  ----------  ----------  ----------  ----------
Less Distributions
  Dividends From Net Investment Income.................  (0.02751)   (0.05804)   (0.05005)   (0.04901)   (0.05139)
                                                        ---------  ----------  ----------  ----------  ----------
Total Distributions....................................  (0.02751)   (0.05804)   (0.05005)   (0.04901)   (0.05139)
                                                        ---------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year........................... $    1.00  $     1.00  $     1.00  $     1.00  $     1.00
                                                        =========  ==========  ==========  ==========  ==========
Total Return...........................................     2.79%       5.96%       5.08%       5.01%       5.26%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).............. $1,802.14  $ 1,891.04  $ 1,467.18  $   973.67  $   658.87
  Ratio of Net Operating Expenses to Average Net Assets     0.44%       0.47%       0.47%       0.48%       0.48%
  Ratio of Gross Operating Expenses to Average Net
    Assets1............................................     0.74%       0.71%       0.58%       0.52%       0.52%
  Ratio of Net Investment Income to Average Net
    Assets.............................................     2.76%       5.84%       5.05%       4.85%       5.14%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

GOVERNMENT MONEY FUND


                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.02585    0.05752    0.05004    0.04838    0.05082
  Net Realized Gains on Investments...............   0.00038    0.00000    0.00000    0.00000    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.02623    0.05752    0.05004    0.04838    0.05082
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net Investment Income............  (0.02623)  (0.05752)  (0.05004)  (0.04838)  (0.05082)
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.02623)  (0.05752)  (0.05004)  (0.04838)  (0.05082)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     2.65%      5.91%      5.08%      4.95%      5.20%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  795.29  $1,427.56  $  772.69  $  641.83  $  600.12
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.43%      0.46%      0.47%      0.47%      0.47%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.49%      0.48%      0.50%      0.50%      0.50%
  Ratio of Net Investment Income to Average Net
    Assets........................................     2.72%      5.76%      5.01%      4.85%      5.09%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

TREASURY MONEY FUND


                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.02451    0.05339    0.04560    0.04543    0.04853
  Net Realized Gains on Investments...............  (0.00002)   0.00000    0.00000    0.00002    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.02449    0.05339    0.04560    0.04545    0.04853
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends From Net Investment Income............  (0.02449)  (0.05339)  (0.04560)  (0.04545)  (0.04853)
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.02449)  (0.05339)  (0.04560)  (0.04545)  (0.04853)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     2.48%      5.47%      4.62%      4.64%      4.96%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  604.28  $  615.93  $  525.39  $  499.22  $  469.64
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.48%      0.50%      0.51%      0.52%      0.52%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.54%      0.55%      0.53%      0.55%      0.54%
  Ratio of Net Investment Income to Average Net
    Assets........................................     2.42%      5.35%      4.58%      4.55%      4.86%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

TAX-EXEMPT MONEY FUND


                                                                    Year Ended March 31,
                                                   -----------------------------------------------------
                                                         2002       2001       2000       1999       1998
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year................ $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   ---------  ---------  ---------  ---------  ---------
Income From Investment Operations
  Net Investment Income...........................   0.01862    0.03580    0.02946    0.02911    0.03216
  Net Realized Gains (Loss) on Investments........   0.00013    0.00000   (0.00001)   0.00000    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total From Investment Operations..................   0.01875    0.03580    0.02945    0.02911    0.03216
                                                   ---------  ---------  ---------  ---------  ---------
Less Distributions
  Dividends from Net Investment Income............  (0.01865)  (0.03580)  (0.02945)  (0.02910)  (0.03216)
  Dividends in Excess of Net Investment Income....   0.00000    0.00000    0.00000   (0.00001)   0.00000
  Distributions from Net Realized Gain on
    Investments...................................  (0.00010)   0.00000    0.00000    0.00000    0.00000
                                                   ---------  ---------  ---------  ---------  ---------
Total Distributions...............................  (0.01875)  (0.03580)  (0.02945)  (0.02911)  (0.03216)
                                                   ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year...................... $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                   =========  =========  =========  =========  =========
Total Return......................................     1.89%      3.64%      2.96%      2.95%      3.26%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $2,522.46  $2,617.33  $2,051.11  $1,503.07  $1,396.53
  Ratio of Net Operating Expenses to Average Net
    Assets........................................     0.44%      0.45%      0.46%      0.46%      0.47%
  Ratio of Gross Operating Expenses to Average Net
    Assets1.......................................     0.58%      0.53%      0.52%      0.52%      0.53%
  Ratio of Net Investment Income to Average Net
    Assets........................................     1.85%      3.59%      2.97%      2.91%      3.21%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

NEW YORK TAX-EXEMPT MONEY FUND


                                                             Year Ended March 31,
                                                       -------------------------------
                                                             2002       2001       2000 Period Ended March 31, 19991
                                                       ---------  ---------  ---------  ----------------------------
Net Asset Value, Beginning of Period.................. $    1.00  $    1.00  $    1.00           $    1.00
                                                       ---------  ---------  ---------           ---------
Income From Investment Operations
  Net Investment Income...............................   0.01758    0.03431    0.02809             0.01711
  Net Realized Gains on Investments...................   0.00011    0.00000    0.00000             0.00000
                                                       ---------  ---------  ---------           ---------
Total From Investment Operations......................   0.01769    0.03431    0.02809             0.01711
                                                       ---------  ---------  ---------           ---------
Less Distributions
  Dividends From Net Investment Income................  (0.01769)  (0.03431)  (0.02809)           (0.01711)
                                                       ---------  ---------  ---------           ---------
Total Distributions...................................  (0.01769)  (0.03431)  (0.02809)           (0.01711)
                                                       ---------  ---------  ---------           ---------
Net Asset Value, End of Period........................ $    1.00  $    1.00  $    1.00           $    1.00
                                                       =========  =========  =========           =========
Total Return..........................................     1.78%      3.49%      2.82%               1.72%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............. $  696.09  $  682.45  $  421.39           $  305.72
  Ratio of Net Operating Expenses to Average Net
    Assets............................................     0.48%      0.51%      0.54%               0.47%3
  Ratio of Gross Operating Expenses to Average Net
    Assets4...........................................     0.71%      0.72%      0.71%               0.79%3
  Ratio of Net Investment Income to Average Net Assets     1.76%      3.43%      2.84%               2.24%3

--------
Notes:
1.Commenced operations on August 3, 1998. 2. Not Annualized. 3. Annualized. 4.
  Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Tax-Exempt Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Investment Company Act registration numbers of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are 811-4088 and 811-4101, respectively.


PROMM0802

                                    [Graphic]



Excelsior Money Market Fund

Institutional Shares

Prospectus


August 1, 2002




Excelsior Funds, Inc.

Money Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior logo

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Money Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                      Page
     Money Fund................................................          4
     More Information About Risk...............................          6
     More Information About Fund Investments...................          6
     Investment Adviser........................................          6
     Purchasing, Selling and Exchanging Fund Shares............          7
     Dividends and Distributions...............................          9
     Taxes.....................................................         10
     Financial Highlights......................................         11
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment manager invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Fund tries to maintain a constant price per share of $1.00, but there is no guarantee that it will achieve this goal.

Money Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income consistent with preserving capital and maintaining liquidity

  Investment Focus Money market instruments

  Share Price Volatility Very low

  Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value per share

  Investor Profile Conservative investors seeking current income from their investment

Investment Objective
The Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Money Fund
The Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, such as bank certificates of deposit, bankers' acceptances, commercial paper, corporate debt, mortgage-backed securities, obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments as to maturities, issuers and providers of credit support.

Principal Risks of Investing in the Money Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

                                    [CHART]

2000   2001
-----  -----
6.31%  3.96%


                           Best Quarter Worst Quarter
                              1.61%         0.55%
                             12/31/00     12/31/01



The Fund's performance for the six month period ending June 30, 2002 was 0.80%.



This table shows the average annual total returns of the Fund's shares for the periods ended December 31, 2001.



                         1 Year Since Inception*
------------------------------------------------
Money Fund
  (Institutional Shares) 3.96%       5.14%


*  Since December 16, 1999

Call 1-800-881-9358 for the Fund's most current 7-day yield.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                               Institutional Shares
---------------------------------------------------
Management Fees                           0.25%
Other Expenses
  Administrative Servicing Fee 0.15%
  Other Operating Expenses     0.20%
Total Other Expenses                      0.35%
---------------------------------------------------
Total Annual Fund Operating
  Expenses                                0.60%
  Fee Waivers and Expense
    Reimbursements                      (0.35)%*
---------------------------------------------------
  Net Annual Fund Operating
    Expenses                              0.25%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $26    $157    $300     $717

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

  Call Risk
  During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Credit Risk
  The possibility that an issuer will be unable to make timely payments of either principal or interest.

  Event Risk
  Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Mortgage-Backed Securities
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at

--------------------------------------------------------------------------------

114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, at the rate of 0.00%.





For the period commencing on the date of this prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Fund's next fiscal year.


Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares
..  No sales charge
..  No 12b-1 fees
..  No minimum initial or subsequent investment


Institutional Shares are offered only to qualified institutional investors. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.


How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your

--------------------------------------------------------------------------------

correspondence or questions regarding the Fund to your institution.


The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customers's identity.


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veteran's Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, the Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV
NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund's Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  By Writing a Check Directly From Your Account, or
..  Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

--------------------------------------------------------------------------------


Receiving Your Money
Normally, we will send your sale proceeds the next Business Day after we receive your redemption request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine; provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.15% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also

--------------------------------------------------------------------------------

include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
The Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Fund will be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund's Statement of Additional
Information.

--------------------------------------------------------------------------------



Financial Highlights
The tables that follow present performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 881-9358 (from overseas, call (617) 483-7297).

MONEY FUND


                                                                  Year Ended
                                                                   March 31,
                                                             --------------------
                                                                                   Period Ended
                                                                                    March 31,
                                                                2002       2001       20001
                                                             ---------  ---------  ------------
Net Asset Value, Beginning of Period........................ $    1.00  $    1.00   $    1.00
                                                             ---------  ---------   ---------
Income From Investment Operations
  Net Investment Income.....................................   0.02919    0.06020     0.01688
  Net Realized Gains on Investments.........................   0.00020         --          --
                                                             ---------  ---------   ---------
  Total From Investment Operations..........................   0.02939    0.06020     0.01688
                                                             ---------  ---------   ---------
Less Distributions
  Dividends From Net Investment Income......................  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------   ---------
  Total Distributions.......................................  (0.02939)  (0.06020)   (0.01688)
                                                             ---------  ---------   ---------
Net Asset Value, End of Period.............................. $    1.00  $    1.00   $    1.00
                                                             =========  =========   =========
Total Return................................................     2.98%      6.19%       1.70%(2)
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $  309.83  $  282.66   $  273.00
  Ratio of Net Operating Expenses to Average Net Assets.....     0.25%      0.25%       0.25%(3)
  Ratio of Gross Operating Expenses to Average Net Assets4..     0.54%      0.49%       0.49%(3)
  Ratio of Net Investment Income to Average Net Assets......     2.83%      6.09%       5.72%(3)

--------
Notes:
1.Commenced operations on December 16, 1999.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.


PROINSTMM0802

[GRAPHIC]

                          Excelsior Money Market Fund
                          Institutional Shares

                          Prospectus

                          August 1, 2002

                          Excelsior Funds, Inc.

                          Government Money Fund

                          Investment Adviser
                          United States Trust Company of New York
                          U.S. Trust Company

                          The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO]

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios, which have individual investment goals, strategies and risks. This prospectus gives you important information about the Institutional Shares of the Government Money Fund (the Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                                                     Page
Government Money Fund ......................................................................            3

More Information About Risk ................................................................            4

More Information About Fund Investments ....................................................            5

Investment Adviser .........................................................................            5

Purchasing, Selling and Exchanging Fund Shares .............................................            6

Dividends and Distributions ................................................................            9

Taxes ......................................................................................            9

Financial Highlights .......................................................................            9

How to Obtain More Information About Excelsior Funds, Inc. .................................   Back Cover

Introduction - Risk/Return Information

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The Fund tries to maintain a constant price per share of $1.00, but there is no guarantee that the Fund will achieve this goal.

                              Government Money Fund

Fund Summary

Investment Goal Current income consistent with preserving capital and maintaining liquidity

Investment Focus Money market instruments issued or guaranteed by the U.S. government, its agencies and instrumentalities

Share Price Volatility Very low

Principal Investment Strategy Investing in a portfolio of high quality short-term debt securities issued by the U.S. government, its agencies and instrumentalities designed to allow the Fund to maintain a stable net asset value per share

Investor Profile Conservative investors seeking current income from their investment
--------------------------------------------------------------------------------


Investment Objective

The Government Money Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.

Investment Strategy of the Government Money Fund

The Government Money Fund invests substantially all of its assets in high quality U.S. dollar-denominated money market instruments, including mortgage-backed securities, issued or guaranteed by the U.S. government, its agencies and instrumentalities and fully collateralized repurchase agreements. In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

The Fund invests only in money market instruments with a remaining maturity of 13 months or less that the Adviser believes present minimal credit risk. The Fund maintains an average weighted remaining maturity of 90 days or less and broadly diversifies its investments among securities with various maturities.

Principal Risks of Investing in the Government Money Fund

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. Your investment is also subject to the risk that the investment return generated by the Fund may be less than the rate of inflation. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. Although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changing interest rates.

Performance Information

Institutional Shares of the Fund have not yet commenced operations. For this reason, the performance information shown below is for the Fund's other class of shares (Shares) that is not offered in this prospectus. The Fund's Institutional Shares and Shares would have substantially similar annual returns, because both share classes are invested in the same portfolio of securities. Annual returns will differ only to the extent that Institutional Shares and Shares do not have the same expenses. In reviewing this performance information, however, you should be aware that Shares have a 0.40% (annualized) Administrative Servicing Fee, while Institutional Shares have a 0.15% (annualized) Administrative Servicing Fee.

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the past performance of shares of the Fund does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
3.58%  2.77%  3.83%  5.54%  4.98%  5.15%  5.09%  4.86%  6.07%  3.60%

     Best Quarter                      Worst Quarter
         1.54%                             0.48%
       (9/30/00)                         (12/31/01)

The Fund's performance for the six month period ending June 30, 2002 was 0.67%.

This table shows the Fund's average annual total returns of the Fund's shares for the periods ended December 31, 2001.

                                                  1 Year    5 Years     10 Years
--------------------------------------------------------------------------------
Government Money Fund                              3.60%      4.95%        4.54%
(Shares)

Call 1-800-446-1012 for the Fund's' most current 7-day yield.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                                                   Institutional
                                                                     Shares
--------------------------------------------------------------------------------
Management Fees                                                       0.25%
Other Expenses
   Administrative Servicing Fee          0.15%
   Other Operating Expenses              0.21%
Total Other Expenses                                                  0.36%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                  0.61%
Fee Waivers and Expense
Reimbursements                                                       (0.36)%*
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                                    0.25%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.25%. For more information about these fees, see "Investment Adviser."

Example

This Example is intended to help you compare the cost of investing in Institutional Shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in Institutional Shares of the Fund would be:


   1 Year             3 Years            5 Years            10 Years
--------------------------------------------------------------------------------
     $26                $159               $305               $728


More Information About Risk

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

       Call Risk

       During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

         Credit Risk

         The possibility that an issuer will be unable to make timely payments of either principal or interest.

         Event Risk

         Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the Fund's multiple holdings.

Mortgage-Backed Securities

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

More Information About Fund Investments

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser

United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private clients and funds, some of which have investment objectives and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2002, U.S. Trust's advisory fee, as a percentage of average daily net assets, was 0.22%.

For the period commencing on the date of this prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Fund's next fiscal year.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares of the Fund.

Institutional Shares

..      No sales charge
..      No 12b-1 fees
..      No minimum initial or subsequent investment

Institutional Shares are offered only to qualified institutional investors. For information on how to open an account and set up procedures for placing transactions call (800) 881-9358 (from overseas, call (617) 483-7297). Customers of financial institutions should contact their institutions for information on their accounts.

How to Purchase Fund Shares

You may purchase shares directly by:

..      Mail
..      Telephone
..      Wire, or
..      Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 881-9358 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, Inc. c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

       State Street Bank & Trust
       ABA #011000028
       DDA #99055352
       Specify Excelsior Fund Name
       Fund Account Number
       Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information

You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veteran's Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV twice each Business Day at 3:00 p.m., Eastern time and at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). For you to be eligible to receive dividends declared on the day you submit your purchase request, a Fund must receive your request in good order before 3:00 p.m., Eastern time (including receipt of federal funds (readily available funds)).

How We Calculate NAV

NAV of each class of the Fund is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV for the Fund, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in the Fund's Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Directors.

How to Sell Your Fund Shares

You may sell shares directly by:

..      Mail
..      Telephone
..      By Writing a Check Directly From Your Account, or
..      Automated Clearinghouse (ACH)

Holders of Institutional Shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 881-9358 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

       Excelsior Funds, Inc.
       c/o Boston Financial Data Services, Inc.
       P.O. Box 8529
       Boston, MA  02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 881-9358 (from overseas, call (617) 483-7297). Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares by writing a check for at least $500 drawn on your account. Checks are available free of charge, and may be obtained by calling (800) 881-9358 (from overseas, call (617) 483-7297). You cannot use a check to close your account.

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Receiving Your Money

Normally, we will send your sale proceeds the next Business Day after we receive your redemption request in good order. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares

If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Rights to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares

You may exchange your shares on any Business Day for Institutional Shares of any portfolio of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine; provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries

Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing

The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.15% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares

The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions

The Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its affiliates or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. It is anticipated that all, or substantially all, of the distributions by the Funds will be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Statement of Additional Information.

Financial Highlights

The Institutional Shares of the Fund do not have a financial history as of the date of this prospectus because the Institutional Shares have not commenced operations.

Excelsior Funds, Inc.

Investment Adviser

United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:  Call (800) 881-9358 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.secgov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

[PHOTO]

       FC Photo


Excelsior Domestic Equity Funds

Prospectus


August 1, 2002




Excelsior Funds, Inc.
Excelsior Funds Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Mid Cap Value Fund
Energy and Natural Resources Fund
Real Estate Fund
Technology Fund
Biotechnology Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Excelsior Banner Logo

Table of Contents


Excelsior Funds, Inc. and Excelsior Funds Trust (formerly known as Excelsior Institutional Trust) are mutual fund families that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources, Real Estate, Technology and Biotechnology Funds of Excelsior Funds, Inc. and the Optimum Growth and Mid Cap Value (formerly known as the Value Equity Fund) Funds of Excelsior Funds Trust (each, a Fund) that you should know before investing. The Optimum Growth and Mid Cap Value Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:


                                                                             Page
Blended Equity Fund...................................................          4
Large Cap Growth Fund.................................................          6
Optimum Growth Fund...................................................          8
Small Cap Fund........................................................         10
Value And Restructuring Fund..........................................         12
Mid Cap Value Fund....................................................         14
Energy And Natural Resources Fund.....................................         16
Real Estate Fund......................................................         18
Technology Fund.......................................................         20
Biotechnology Fund....................................................         22
More Information About Risk...........................................         24
More Information About Fund Investments...............................         25
Investment Adviser....................................................         25
Portfolio Managers....................................................         26
Purchasing, Selling And Exchanging Fund Shares........................         27
Distribution Of Fund Shares...........................................         29
Dividends And Distributions...........................................         30
Taxes.................................................................         30
Financial Highlights..................................................         31
How to Obtain More Information About Excelsior Funds.................. Back Cover

--------------------------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Blended Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund

Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.


The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1992    1993   1994    1995    1996    1997    1998    1999    2000    2001
------  ------  -----  ------  ------  ------  ------  ------  ------- -------
16.56%  16.34%  0.22%  28.93%  19.88%  29.73%  28.70%  22.80%  (8.13)% (16.10)%



                           Best Quarter Worst Quarter
                              22.44%      (15.44)%
                            (12/31/98)    (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was (12.58)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                          1 Year 5 Years 10 Years
-------------------------------------------------
Blended Equity Fund
  Return Before Taxes   (16.10)%  9.59%   12.75%
  Return After Taxes
    on Distributions    (16.26)%  8.81%   11.52%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               (9.73)%  7.83%   10.47%
Standard & Poor's 500
  Composite Stock Price
  Index*                (11.88)% 10.70%   12.93%


* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                  0.75%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.23%
Total Other Expenses                             0.63%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.38%
  Fee Waivers and Expense Reimbursements       (0.33)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $404    $724    $1,629

                                    [GRAPHIC]




Large Cap Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of large U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

  Investor Profile Investors seeking total return, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund

Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets in common stocks of large U.S. companies. The large cap companies in which the Fund invests currently have market capitalizations over $5 billion. The Adviser focuses on those companies that it believes have above-average growth prospects.


The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


            [CHART]

 1998    1999     2000       2001
------  ------  --------  ---------
67.04%  47.47%  (19.73)%   (31.91)%




Best Quarter Worst Quarter
   39.37%      (28.35)%
 (12/31/98)    (3/31/01)



The Fund's performance for the six month period ending June 30, 2002 was (27.93)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                       Since
                            1 Year Inception
--------------------------------------------
Large Cap Growth Fund
  Return Before Taxes     (31.91)%  7.61%*
  Return After Taxes on
    Distributions         (31.91)%  7.61%*
  Return After Taxes on
    Distributions and
    Sale of Fund Shares   (19.43)%  6.23%*
Russell 1000 Growth
  Index***                (20.42)%  3.50%**


  *Since October 1, 1997
 **Since September 30, 1997
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                        0.75%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.27%
Total Other Expenses                   0.67%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.42%
  Fee Waivers and Expense
    Reimbursements                   (0.37)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.05%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $413    $741    $1,670

                                    [GRAPHIC]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.


The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.


Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole.

These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999     2000     2001
------  ------  ------  --------  --------
33.07%  64.66%  44.47%  (22.36)%  (29.08)%



                           Best Quarter Worst Quarter
                              36.33%      (25.20)%
                            (12/31/98)    (3/31/01)



The Fund's performance for the six month period ending June 30, 2002 was (23.72)%.



This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2001 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                Since
                             1 Year 5 Years Inception
-----------------------------------------------------
Optimum Growth Fund
  (Shares)
  Return Before Taxes      (29.08)% 11.76%   11.26%*
  Return After Taxes on
    Distributions          (29.08)% 10.16%    9.82%*
  Return After Taxes on
    Distributions and Sale
    of Fund Shares         (17.71)% 10.55%   10.08%*
Russell 1000 Growth
  Index***                 (20.42)%  8.27%    9.23%**


  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                  0.65%
Other Expenses
  Distribution (12b-1)                   0.00%
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.33%
Total Other Expenses                             0.73%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.38%
  Fee Waivers and Expense Reimbursements       (0.33)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $404    $724    $1,629

                                    [GRAPHIC]




Small Cap Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Capital appreciation

  Investment Focus Equity securities of small cap U.S. issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

  Investor Profile Investors seeking capital appreciation, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in equity securities of smaller U.S.-based companies. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.


In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.


                                    [CHART]

 1993   1994    1995    1996     1997     1998     1999    2000     2001
------  -----  ------  -------  ------  --------  ------  -------  ------
27.91%  5.30%  22.81%  (2.30)%  14.21%  (12.38)%  29.71%  (0.92)%   1.95%



                           Best Quarter Worst Quarter
                              25.80%      (24.77)%
                            (12/31/99)    (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was (1.73)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                             Since
                                          1 Year 5 Years Inception
            -------------------------------------------------------
            Small Cap Fund
              Return Before Taxes          1.95%   5.57%     8.70%*
              Return After Taxes on
                Distributions              1.80%   5.10%     7.87%*
              Return After Taxes on Sales
                of Fund Shares             1.18%   4.47%     7.01%*
            Russell 2000 Index**           2.49%   7.52%    10.77%*


  * Since December 31, 1992
 ** The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                  0.60%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.26%
Total Other Expenses                             0.66%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.26%
  Fee Waivers and Expense Reimbursements       (0.21)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             1.05%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $379    $671    $1,504

                                    [GRAPHIC]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share price are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995     1996     1997     1998     1999    2000     2001
------   -----   ------   ------   ------   ------   ------   -----  -------
39.95%   2.60%   38.80%   25.05%   33.56%   10.32%   41.97%   7.21%  (4.96)%


                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was 6.83%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k)plans or individual retirement accounts.



                                                             Since
                                          1 Year 5 Years Inception
------------------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes                    (4.96)% 16.34%   20.39%*
  Return After Taxes in Distributions    (5.05)% 15.92%   19.70%*
  Return After Taxes in Distributions
    and Sale of Fund Shares              (3.02)% 13.53%   17.55%*
Russell 1000 Value Index**               (5.59)% 11.13%   14.22%*

 * Since December 31, 1992

** The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                  0.60%
Other Expenses
  Administrative Servicing Fee           0.40%
  Other Operating Expenses               0.26%
Total Other Expenses                             0.66%
-------------------------------------------------------
Total Annual Fund Operating Expenses             1.26%
  Fee Waivers and Expense Reimbursements       (0.27)%*
-------------------------------------------------------
  Net Annual Fund Operating Expenses             0.99%*



* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser."



Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $373    $666    $1,499

                                    [GRAPHIC]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued by the market

  Investor Profile Investors seeking growth of capital, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets in mid cap equity securities. The mid cap companies in which the Fund invests currently have market capitalizations in the range of $1.5 billion and $5 billion. The Fund invests primarily in common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes are undervalued at current market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that its undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999   2000   2001
------  ------  ------  -----  -----
27.53%  20.11%  34.44%  4.22%  8.43%


                           Best Quarter Worst Quarter
                              26.76%      (16.39)%
                            (12/31/99)    (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was (2.15)%.



This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2001 to the Russell Mid Cap Value Index and Russell 1000 Value Index. The Russell Mid Cap Value Index has replaced the Russell 1000 Value Index as the Fund's comparative index in this Prospectus because the Adviser believes the Russell Mid Cap Value Index is more representative of the Fund's investment universe. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                    Since
                                            1 Year    5 Years   Inception
           ---------------------------------------------------------------
           Mid Cap Value Fund (Shares)
              Return Before Taxes            8.43%    18.40%     19.38%*
              Return After Taxes
               on Distributions              7.76%    14.56%     15.85%*
              Return After Taxes
               on Distributions and Sale
               of Fund Shares                5.70%    14.27%     15.32%*
           Russell Mid Cap Value Index ***   2.33%    11.46%     12.44%**
           Russell 1000 Value Index ****   (5.59)%    11.13%     12.40%**


   *Since June 1, 1996
  **Since May 31, 1996

 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.


****The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


             Management Fees                                 0.65%
             Other Expenses
                Distribution (12b-1) Fees            0.00%
                Administrative Servicing Fee         0.40%
                Other Operating Expenses             0.26%
             Total Other Expenses                            0.66%
             ------------------------------------------------------
             Total Annual Fund Operating Expenses            1.31%
                Fee Waivers and Expense
                 Reimbursements                            (0.32)%*
             ------------------------------------------------------
                Net Annual Fund Operating Expenses           0.99%*



* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $384    $688    $1,551

                                    [GRAPHIC]




Energy and Natural Resources Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of U.S. and foreign energy and natural resources companies

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies


Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund

Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.


Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

--------------------------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995    1996    1997     1998     1999    2000    2001
------  -------  ------  ------  ------  --------  ------  ------  --------
14.69%  (2.70)%  20.11%  38.38%  18.31%  (15.87)%  27.30%  42.56%  (13.70)%



                           Best Quarter Worst Quarter
                              21.22%      (13.83)%
                            (3/31/00)     (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was 2.32%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                              Since
                                           1 Year 5 Years Inception
            -------------------------------------------------------
            Energy and Natural Resources
             Fund
               Return Before Taxes       (13.70)%  9.29%   12.52%*
               Return After Taxes
                on Distributions         (14.72)%  7.46%   10.92%*
               Return After Taxes
                on Distributions and
                Sale of Fund Shares       (8.05)%  6.94%    9.97%*
            Standard & Poor's 500
             Composite Stock Price
             Index**                     (11.88)% 10.70%   13.53%*

 * Since December 31, 1992

** The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                           0.60%
Other Expenses
   Administrative Servicing Fee   0.40%
   Other Operating Expenses       0.37%
Total Other Expenses                      0.77%
------------------------------------------------
Total Annual Fund Operating
 Expenses                                 1.37%
   Fee Waivers and Expense
    Reimbursements                      (0.12)%*
------------------------------------------------
   Net Annual Fund Operating
    Expenses                              1.25%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $127   $422    $739    $1,636

                                    [GRAPHIC]




Real Estate Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income and long-term capital appreciation

  Investment Focus Equity securities of companies engaged in the real estate business

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

  Investor Profile Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective

The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval.


Investment Strategy of the Real Estate Fund

Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.


The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

              [CHART]

  1998     1999     2000    2001
--------  -------  ------  ------
(13.55)%  (7.30)%  27.58%  13.02%


             Best Quarter                Worst Quarter
                10.79%                     (10.55)%
               (6/30/99)                   (9/30/99)



The Fund's performance for the six month period ending June 30, 2002 was 13.12%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Morgan Stanley REIT Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                     1 Year Since Inception
---------------------------------------------------------------------------
Real Estate Fund
  Return Before Taxes                                13.02%        4.28%*
  Return After Taxes on Distributions                11.02%        2.22%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                       7.85%        2.23%*
Morgan Stanley REIT Index***                         12.83%       3.38%**
Standard & Poor's 500 Composite Stock Price
 Index****                                         (11.88)%       6.03%**


   *Since October 1, 1997
  **Since September 30, 1997
 ***The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.

****The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                              1.00%
Other Expenses
   Administrative Servicing Fee      0.40%
   Other Operating Expenses          0.26%
Total Other Expenses                         0.66%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.66%
   Fee Waivers and Expense
    Reimbursements                         (0.46)%*
---------------------------------------------------
   Net Annual Fund Operating
    Expenses                                 1.20%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                 1 Year 3 Years 5 Years 10 Years
                                               ---------------------------------
                                                  $122   $479    $859    $1,927

                                    [GRAPHIC]




Technology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior long-term growth of capital

  Investment Focus Common stocks of technology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies expected to benefit from the development, advancement and use of technology

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of technology companies

Investment Objective
The Technology Fund seeks superior, long-term growth of capital. This objective may be changed without shareholder approval.

Investment Strategy of the Technology Fund

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in companies engaged in the innovation, development or advancement of technology. The Adviser focuses on technology companies whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. These companies may be in a variety of industries, and may include computer hardware, software, electronic components and systems, telecommunications, internet, biotechnology, media and information services companies or other companies that use technology extensively in the development of new or improved products or processes. Under normal market conditions, the Technology Fund invests at least 65% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies. The Fund may invest in companies of any size, including small, high growth companies.


In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify technology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

The Fund seeks capital appreciation as its principal investment strategy.

Principal Risks of Investing in the Technology Fund
The Fund is subject to the risk that the securities of issuers engaged in the technology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements than a less concenrated securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a

--------------------------------------------------------------------------------

result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows changes in the Fund's performance from to year to year.


[CHART]

  2001
--------
(54.37)%


                           Best Quarter Worst Quarter
                              36.23%      (46.09)%
                            (12/31/01)    (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was (36.17)%.



This table compares the Fund's average annual total return for the periods ended December 31, 2001 to those of the Goldman Sachs Technology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                1 Year  Since Inception
                                               ------   ---------------
         Technology Fund
           Return Before Taxes                 (54.37)%     (52.99)%*
           Return After Taxes on Distributions (54.37)%     (52.99)%*
           Return After Taxes on Distributions
             and Sale of Fund Shares           (33.11)%     (39.66)%*
         Goldman Sachs Technology Index**      (28.56)%     (42.17)%*
         Standard & Poor's 500 Composite
           Stock Price Index***                (11.88)%     (13.05)%*





  *Since March 31, 2000


 **The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of 176 technology-related stocks using objective screening criteria by the Technology Group at Goldman Sachs Group, Inc.




***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.



What is an Index?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


Fund Fees and Expenses
Every mutual fund has operating expenses to pay for services such as professional advisory, shareholder, administration and custody services and other costs of doing business. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                        1.00%
Other Expenses
  Administrative Servicing Fee 0.25%
  Other Operating Expenses     0.37%
Total Other Expenses                   0.62%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.62%
  Fee Waivers and Expense
    Reimbursements                   (0.37)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.25%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 years 10 years
                       ---------------------------------
                          $127   $475    $846    $1,891

                                    [GRAPHIC]




Biotechnology Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of biotechnology companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes

  Investor Profile Investors seeking capital appreciation, and who are willing to accept the risks of investing in a portfolio of biotechnology companies

Investment Objective
The Biotechnology Fund seeks superior, long-term capital appreciation.

Investment Strategy of the Biotechnology Fund

Under normal circumstances, the Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S., and to a lesser extent, foreign companies principally engaged in the research, development and manufacture of various biotechnological products, services and processes, and whose long-term growth prospects, in the Adviser's opinion, appear to exceed the overall market. For example, the Fund may invest in companies involved with developments and applications in such areas as human health care, pharmaceuticals, agriculture, chemicals, medicine/surgery and industrial-oriented companies. In addition, investments may include securities of companies that: manufacture biotechnological and biomedical products, including devices and instruments; provide biotechnological processes or services; provide scientific and technological advances in biotechnology; and develop new or experimental technologies, such as genetic engineering. The Fund may also invest in securities of companies that distribute biotechnological and biomedical products, including devices and instruments, and companies that benefit significantly from scientific and technological advances in biotechnology.


The Fund may invest in companies of any size, including small, high-growth companies and medium size companies.

In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify biotechnology companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Principal Risks of Investing in the Biotechnology Fund
Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based on speculation and expectations about future products, research progress and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

The Fund is subject to the risk that the securities of issuers engaged in the biotechnology sector of the economy that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the biotechnology sector, the Fund is subject to adverse market conditions affecting that sector, such as patent considerations, intense competition and/or rapid technological change and obsolescence affecting that sector. The biotechnology sector also is subject to extensive government regulatory requirements, regulatory approval for new drugs and medical products, product liability and similar matters. As these factors impact the biotechnology sector, the value of securities of biotechnology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. In addi-

--------------------------------------------------------------------------------

tion, biotechnology companies can have persistent losses during a new product's transition from development to production, and revenue patterns can be erratic. As a result, the Fund's investment in biotechnology companies may subject it to more volatile price movements than an investment in a more diversified securities portfolio.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These stocks may be more volatile than other equity securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

Performance Information



The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows changes in the Fund's performance from year to year.



[CHART]

  2001
--------
(21.87)%


                           Best Quarter Worst Quarter
                              29.08%      (32.43)%
                            (12/31/01)    (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was (47.07)%.



This table compares the Fund's average annual total return for the periods ended December 31, 2001 to those of the NASDAQ Biotechnology Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                              1 Year Since Inception
            --------------------------------------------------------
            Biotechnology Fund
              Return Before Taxes           (21.87)%     (21.77)%*
              Return After Taxes
                on Distributions            (21.92)%     (21.82)%*
              Return After Taxes
                on Distributions and
                Sale of Fund Shares         (13.32)%     (17.44)%*
            NASDAQ Biotechnology Index**    (16.20)%     (16.20)%*
            Standard & Poor's 500 Composite
              Stock Price Index***          (11.88)%     (11.88)%*





  *Since December 31, 2000


 **The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.


***The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.





What is an Index?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees                        1.00%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.31%
Total Other Expenses                   0.71%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.71%
  Fee Waivers and Expense
    Reimbursements                   (0.46)%
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           1.25%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. For more information about fees, see "Investment Adviser."

--------------------------------------------------------------------------------


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $127   $494    $885    $1,981


More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Technology Fund and Biotechnology Fund)--The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk

(Blended Equity Fund, Optimum Growth Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund, Technology Fund and Biotechnology Fund)--The medium capitalization companies in which the Funds may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.


Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage- backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Technology Fund and Biotechnology Fund)--The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

24

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Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

  Currency Risk
  (All Funds)--Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . A Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

--------------------------------------------------------------------------------


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:



Blended Equity Fund               0.67%
Large Cap Growth Fund             0.68%
Optimum Growth Fund               0.42%
Small Cap Fund                    0.50%
Value and Restructuring Fund      0.55%
Mid Cap Value Fund                0.55%
Energy and Natural Resources Fund 0.49%
Real Estate Fund                  0.91%
Technology Fund                   0.87%
Biotechnology Fund                0.82%

--------



For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.


Portfolio Managers

Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfolio co-managers since 1997. Mr. Weiss and Mr. Tavel are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1980. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.





David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund's portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm's other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Michael E. Hoover and Brian M. Madonick serve as the Energy and Natural Resources Fund's portfolio co-managers. Mr. Hoover and Mr. Madonick are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund's portfolio manager or co-manager

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since 1995. Mr. Madonick, a Senior Vice President in U.S. Trust's Research
Division, has been with U.S. Trust since May 2000. He covers a variety of industries within the capital goods market, including electrical equipment, machinery and aerospace/defense. Prior to joining U.S. Trust, Mr. Madonick was an analyst with Bear Stearns & Co., Inc. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Joan Ellis and Tisha Avallone serve as the Real Estate Fund's portfolio co-managers. Ms. Ellis and Ms. Avallone are primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund's manager or co-manager since its inception. Ms. Avallone is a Vice President in U.S. Trust's Equity Research Division. Prior to joining U.S. Trust in 1999, she ran a family-owned wholesale food company. Before that, she spent two years in the corporate lending division of Mellon Bank. Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Maria L. Brisbane, CFA, and John F. Lafferty, CFA, serve as the Biotechnology Fund's portfolio co-managers. Ms. Brisbane and Mr. Lafferty are primarily responsible for the day-to-day management of the Fund's portfolio.
Ms. Brisbane, a Senior Vice President and Senior Portfolio Manager, has been with U.S. Trust since 1994. Mr. Lafferty, a Senior Vice President and healthcare industry analyst, has been with U.S. Trust since 1998. Prior to joining U.S. Trust, Mr. Lafferty was a Vice President and healthcare industry analyst with J.P. Morgan & Co. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



All investment decisions for the Large Cap Growth Fund, Optimum Growth Fund, Mid Cap Value Fund and Technology Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.


Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

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The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of

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each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% (0.25% in the case of the Technology Fund) of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Optimum Growth and Mid Cap Value Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value

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of each Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions

Each Fund distributes dividends from its income quarterly.


Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.


Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

30

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Financial Highlights

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).


BLENDED EQUITY FUND


                                                                           Year Ended March 31,
                                                              ----------------------------------------------
                                                                   2002       2001     2000     1999     1998
                                                              --------  ---------  -------  -------  -------
Net Asset Value, Beginning of Year........................... $  35.99  $   50.63  $ 42.51  $ 36.12  $ 25.81
                                                              --------  ---------  -------  -------  -------
Income From Investment Operations
  Net Investment Income......................................     0.10       0.01     0.03     0.11     0.16
  Net Gains (Losses) on Investments (both realized and
    unrealized)..............................................    (0.67)    (13.31)    9.54     6.90    12.59
                                                              --------  ---------  -------  -------  -------
  Total From Investment Operations...........................    (0.57)    (13.30)    9.57     7.01    12.75
                                                              --------  ---------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income.......................    (0.08)     (0.01)   (0.06)   (0.13)   (0.16)
  Distributions From Net Realized Gain on Investments........    (0.17)     (1.33)   (1.34)   (0.49)   (2.28)
  Distributions in Excess of Net Realized Gain on Investments     0.00       0.00    (0.05)    0.00     0.00
                                                              --------  ---------  -------  -------  -------
  Total Distributions........................................    (0.25)     (1.34)   (1.45)   (0.62)   (2.44)
                                                              --------  ---------  -------  -------  -------
Net Asset Value, End of Year................................. $  35.17  $   35.99  $ 50.63  $ 42.51  $ 36.12
                                                              ========  =========  =======  =======  =======
Total Return.................................................  (1.58)%   (26.72)%   22.90%   19.65%   50.82%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $ 683.10  $  724.18  $993.41  $720.27  $594.91
  Ratio of Net Operating Expenses to Average Net Assets......    0.97%      0.99%    0.97%    0.95%    0.99%
  Ratio of Gross Operating Expenses to Average Net Assets1...    1.08%      1.06%    1.02%    1.01%    1.06%
  Ratio of Net Investment Income to Average Net Assets.......    0.29%      0.03%    0.08%    0.29%    0.55%
  Portfolio Turnover Rate....................................    43.0%      36.0%    24.0%    20.0%    28.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

          ----------------------------------------------------------------------



LARGE CAP GROWTH FUND


                                                             Year Ended March 31,
                                                   ----------------------------------------     Period Ended
                                                      2002       2001      2000      1999    March 31, 19981
                                                   ---------  ---------  --------  --------  ---------------
Net Asset Value, Beginning of Period.............. $   10.06  $   18.98  $  14.30  $   8.51     $   7.00
                                                   ---------  ---------  --------  --------     --------
Income From Investment Operations
  Net Investment Income (Loss)....................     (0.06)     (0.08)    (0.06)    (0.03)        0.00
  Net Gains (Losses) on Investments (both realized
    and unrealized)...............................     (1.17)     (8.84)     4.74      5.82         1.51
                                                   ---------  ---------  --------  --------     --------
  Total From Investment Operations................     (1.23)     (8.92)     4.68      5.79         1.51
                                                   ---------  ---------  --------  --------     --------
Net Asset Value, End of Period.................... $    8.83  $   10.06  $  18.98  $  14.30     $   8.51
                                                   =========  =========  ========  ========     ========
Total Return......................................  (12.23)%   (47.00)%    32.73%    68.04%       21.57%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)......... $  189.25  $  277.50  $ 498.31  $ 251.55     $  47.53
  Ratio of Net Operating Expenses to Average
    Net Assets....................................     1.00%      1.01%     1.01%     1.04%        1.05%3
  Ratio of Gross Operating Expenses to Average Net
    Assets4.......................................     1.10%      1.08%     1.07%     1.08%        1.20%3
  Ratio of Net Investment Income (Loss) to Average
    Net Assets....................................   (0.50)%    (0.50)%   (0.48)%   (0.53)%      (0.16)%3
  Portfolio Turnover Rate.........................     10.0%      20.0%     20.0%      4.0%        12.0%3

--------
Notes:
1.Commenced operations on October 1, 1997.
2.Not annualized.
3.Annualized.
4.Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

OPTIMUM GROWTH FUND


                                                                             Year Ended March 31,
                                                             ----------------------------------------------------
                                                               2002          2001      2000      1999      1998
                                                             --------     ---------  --------  --------  --------
Net Asset Value, Beginning of Period........................ $  12.94     $   30.57  $  27.40  $  16.31  $  10.18
                                                             --------     ---------  --------  --------  --------
Income From Investment Operations:
  Net Investment Loss.......................................    (0.05)/1/     (0.10)    (0.11)    (0.06)    (0.01)
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................    (1.13)/1/    (12.08)     7.16     11.15      6.15
                                                             --------     ---------  --------  --------  --------
  Total From Investment Operations..........................    (1.18)       (12.18)     7.05     11.09      6.14
                                                             --------     ---------  --------  --------  --------
Less Distributions:
  Dividends From Net Investment Income......................     0.00          0.00      0.00      0.00     (0.01)
  Distributions From Net Realized Gains on Investments......     0.00         (4.75)    (3.88)     0.00      0.00
  Distributions In Excess of Net Realized Gains on
    Investments.............................................     0.00         (0.70)     0.00      0.00      0.00
                                                             --------     ---------  --------  --------  --------
  Total Distributions.......................................     0.00         (5.45)    (3.88)     0.00     (0.01)
                                                             --------     ---------  --------  --------  --------
Net Asset Value, End of Period.............................. $  11.76     $   12.94  $  30.57  $  27.40  $  16.31
                                                             ========     =========  ========  ========  ========
Total Return................................................  (9.12)%      (45.34)%    27.40%    68.00%    60.41%
Ratios/Supplemental Data....................................
  Net Assets at end of Period (in millions)................. $   8.75     $   13.25  $  21.97  $  12.41  $   6.60
  Ratio of Net Operating Expenses to Average Net Assets.....    1.04%         1.05%     1.05%     1.05%     1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/    1.32%         1.20%     1.18%     1.26%     1.32%
  Ratio of Net Investment Income (Loss) to Average Net
    Assets..................................................  (0.37)%       (0.53)%   (0.43)%   (0.34)%   (0.12)%
  Portfolio Turnover........................................    43.0%         46.0%     44.0%     22.0%     19.0%

--------
Notes:



1.For comparative purposes per share amounts are based on average shares outstanding.


2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

SMALL CAP FUND




                                                                                      Year Ended March 31,
                                                                       --------------------------------------------------
                                                                         2002         2001      2000     1999      1998
                                                                       -------     ---------  ------- ---------  --------
Net Asset Value, Beginning of Year.................................... $ 10.06     $   15.39  $  9.27 $   11.95  $   8.83
                                                                       -------     ---------  ------- ---------  --------
Income From Investment Operations
  Net Investment Income (Loss)........................................    0.03          0.07     0.00      0.00     (0.01)
  Net Gains (Losses) on Investments (both realized and unrealized)....    2.14         (4.41)    6.12     (2.56)     3.13
                                                                       -------     ---------  ------- ---------  --------
  Total From Investment Operations....................................    2.17         (4.34)    6.12     (2.56)     3.12
                                                                       -------     ---------  ------- ---------  --------
Less Distributions
  Dividends From Net Investment Income................................   (0.04)/1/     (0.07)    0.00      0.00      0.00
  Distributions From Net Realized Gain on Investments.................    0.00          0.00     0.00     (0.12)     0.00
  Distributions in Excess of Net Realized Gain on Investments.........    0.00         (0.92)    0.00      0.00      0.00
                                                                       -------     ---------  ------- ---------  --------
  Total Distributions.................................................   (0.04)/1/     (0.99)    0.00     (0.12)     0.00
                                                                       -------     ---------  ------- ---------  --------
Net Asset Value, End of Year.......................................... $ 12.19     $   10.06  $ 15.39 $    9.27  $  11.95
                                                                       =======     =========  ======= =========  ========
Total Return..........................................................  21.61%      (28.69)%   65.91%  (21.41)%    35.33%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............................. $171.60     $   87.18  $107.94 $   43.79  $  68.55
  Ratio of Net Operating Expenses to Average Net Assets...............   0.84%         0.89%    0.92%     0.94%     0.94%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........   0.98%         1.04%    1.03%     1.05%     1.01%
  Ratio of Net Investment Income/(Loss) to Average Net Assets.........   0.19%         0.57%    0.01%   (0.04)%   (0.14)%
  Portfolio Turnover Rate.............................................  144.0%        132.0%   134.0%    115.0%     73.0%

--------
Notes:



1.Includes a return of capital of $(0.01).


2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

VALUE AND RESTRUCTURING FUND


                                                                            Year Ended March 31,
                                                             -------------------------------------------------
                                                                2002       2001       2000      1999     1998
                                                             ---------  ---------  ---------  -------  -------
Net Asset Value, Beginning of Year.......................... $   30.69  $   33.89  $   23.88  $ 23.79  $ 15.93
                                                             ---------  ---------  ---------  -------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.08       0.60       0.07     0.13     0.10
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................      1.94      (3.21)     10.03     0.21     8.12
                                                             ---------  ---------  ---------  -------  -------
  Total From Investment Operations..........................      2.02      (2.61)     10.10     0.34     8.22
                                                             ---------  ---------  ---------  -------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.08)     (0.59)     (0.09)   (0.11)   (0.09)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00    (0.14)   (0.27)
                                                             ---------  ---------  ---------  -------  -------
  Total Distributions.......................................     (0.08)     (0.59)     (0.09)   (0.25)   (0.36)
                                                             ---------  ---------  ---------  -------  -------
Net Asset Value, End of Year................................ $   32.63  $   30.69  $   33.89  $ 23.88  $ 23.79
                                                             =========  =========  =========  =======  =======
Total Return................................................     6.60%    (7.74)%     42.41%    1.48%   52.10%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $2,408.05  $1,822.71  $1,207.24  $594.62  $388.45
  Ratio of Net Operating Expenses to Average Net Assets.....     0.94%      0.95%      0.90%    0.93%    0.89%
  Ratio of Gross Operating Expenses to Average Net Assets1..     1.02%      1.02%      1.03%    1.07%    0.93%
  Ratio of Net Investment Income to Average Net Assets......     0.27%      1.66%      0.25%    0.59%    0.54%
  Portfolio Turnover Rate...................................      8.0%      15.0%      20.0%    43.0%    30.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

MID CAP VALUE FUND


                                                                          Year Ended March 31,
                                                             ---------------------------------------------
                                                               2002       2001     2000     1999     1998
                                                             -------    --------  -------  ------  -------
Net Asset Value, Beginning of Period........................ $ 11.99    $  21.34  $ 15.35  $16.11  $ 11.33
                                                             -------    --------  -------  ------  -------
Income From Investment Operations:
  Net Investment Income.....................................    0.01/1/     0.37     0.01    0.08     0.07
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................    1.67/1/    (1.27)    6.35    0.55     5.57
                                                             -------    --------  -------  ------  -------
  Total From Investment Operations..........................    1.68       (0.90)    6.36    0.63     5.64
                                                             -------    --------  -------  ------  -------
Less Distributions:
  Dividends From Net Investment Income......................   (0.02)      (0.37)   (0.05)  (0.07)   (0.06)
  Distributions From Net Realized Gains on Investments......   (0.36)      (8.08)   (0.32)  (1.32)   (0.80)
                                                             -------    --------  -------  ------  -------
  Total Distributions.......................................   (0.38)      (8.45)   (0.37)  (1.39)   (0.86)
                                                             -------    --------  -------  ------  -------
Net Asset Value, End of Period.............................. $ 13.29    $  11.99  $ 21.34  $15.35  $ 16.11
                                                             =======    ========  =======  ======  =======
Total Return................................................  14.23%     (0.84)%   41.60%   4.59%   51.09%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $ 50.48    $   2.37  $  0.34  $ 0.13  $  0.08
  Ratio of Net Operating Expenses to Average Net Assets.....   1.05%       1.03%    1.05%   1.05%    1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/   1.16%       1.26%    1.20%   1.32%    1.35%
  Ratio of Net Investment Income to Average Net Assets......   0.07%       0.97%    0.02%   0.53%    0.47%
  Portfolio Turnover........................................   24.0%       95.0%    45.0%   55.0%    51.0%

--------
Notes:




1.For comparative purposes per share amounts are based on average shares outstanding.


2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


ENERGY AND NATURAL RESOURCES FUND


                                                                           Year Ended March 31,
                                                              ----------------------------------------------
                                                                   2002     2001     2000       1999     1998
                                                              --------  -------  -------  ---------  -------
Net Asset Value, Beginning of Year........................... $  15.41  $ 15.21  $ 11.02  $   12.66  $ 11.12
                                                              --------  -------  -------  ---------  -------
Income From Investment Operations
  Net Investment Income......................................     0.10     0.07     0.04       0.10     0.09
  Net Gains (Losses) on Investments (both realized and
    unrealized)..............................................    (0.58)    1.60     4.72      (1.65)    2.69
                                                              --------  -------  -------  ---------  -------
  Total From Investment Operations...........................    (0.48)    1.67     4.76      (1.55)    2.78
                                                              --------  -------  -------  ---------  -------
Less Distributions
  Dividends From Net Investment Income.......................    (0.10)   (0.07)   (0.06)     (0.09)   (0.10)
  Distributions From Net Realized Gain on Investments........    (0.43)   (1.40)   (0.51)      0.00    (1.07)
  Distributions in Excess of Net Realized Gain on Investments     0.00     0.00     0.00       0.00    (0.07)
                                                              --------  -------  -------  ---------  -------
  Total Distributions........................................    (0.53)   (1.47)   (0.57)     (0.09)   (1.24)
                                                              --------  -------  -------  ---------  -------
Net Asset Value, End of Year................................. $  14.40  $ 15.41  $ 15.21  $   11.02  $ 12.66
                                                              ========  =======  =======  =========  =======
Total Return.................................................  (2.82)%   11.98%   44.61%   (12.23)%   24.97%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $ 129.17  $102.85  $ 71.13  $   43.02  $ 46.17
  Ratio of Net Operating Expenses to Average Net Assets......    0.98%    0.99%    0.97%      0.98%    0.99%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.    1.12%    1.05%    1.08%      1.09%    1.07%
  Ratio of Net Investment Income to Average Net Assets.......    0.77%    0.46%    0.37%      0.97%    0.69%
  Portfolio Turnover Rate....................................    73.0%    59.0%   138.0%      96.0%    88.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

REAL ESTATE FUND


                                                                      Year Ended March 31,            Period ended
                                                           -----------------------------------------     March 31,
                                                             2002        2001       2000      1999           19981
                                                           -------     -------     ------  ---------  ------------
Net Asset Value, Beginning of Period...................... $  6.09     $  5.21     $ 5.50  $    7.05     $ 7.00
                                                           -------     -------     ------  ---------     ------
Income From Investment Operations
  Net Investment Income...................................    0.31        0.33       0.34       0.33       0.15
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    1.01        0.89      (0.31)     (1.55)      0.01
                                                           -------     -------     ------  ---------     ------
  Total From Investment Operations........................    1.32        1.22       0.03      (1.22)      0.16
                                                           -------     -------     ------  ---------     ------
Less Distributions
  Dividends From Net Investment Income....................   (0.31)/4/   (0.34)/4/  (0.32)     (0.33)     (0.11)
                                                           -------     -------     ------  ---------     ------
  Total Distributions.....................................   (0.31)      (0.34)     (0.32)     (0.33)     (0.11)

                                                           -------     -------     ------  ---------     ------
Net Asset Value, End of Period............................ $  7.10     $  6.09     $ 5.21  $    5.50     $ 7.05
                                                           =======     =======     ======  =========     ======
Total Return..............................................  22.37%      24.03%      0.58%   (17.55)%      2.26%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $ 91.31     $ 44.24     $33.70  $   32.84     $41.17
  Ratio of Net Operating Expenses to Average Net Assets...   1.20%       1.20%      1.20%      1.20%      1.20%3
  Ratio of Gross Operating Expenses to Average Net Assets5   1.33%       1.36%      1.41%      1.43%      1.40%3
  Ratio of Net Investment Income to Average Net Assets....   4.53%       5.52%      6.17%      5.37%      5.02%3
  Portfolio Turnover Rate.................................   25.0%       29.0%      27.0%      28.0%      30.0%3

--------
Notes:
1.Commenced operations on October 1, 1997.
2.Not annualized.
3.Annualized.

4.Includes a return of capital of $(0.08) and $(0.02) for the years ended March
  31, 2001 and March 31, 2002, respectively.


5.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

TECHNOLOGY FUND


                                                              Year Ended March 31,
                                                           --------------------
                                                              2002       2001
                                                           ---------  ---------
Net Asset Value, Beginning of Year........................ $    2.37  $    7.00
                                                           ---------  ---------
Investment Operations:
  Net Investment Income (Loss)............................     (0.02)     (0.01)
  Net Realized and Unrealized Loss on Investments.........     (0.76)     (4.62)
                                                           ---------  ---------
Total From Investment Operations..........................     (0.78)     (4.63)

                                                           ---------  ---------
Distributions
  From Net Investment Income..............................      0.00       0.00/1/
                                                           ---------  ---------
Total Distributions.......................................      0.00       0.001
                                                           ---------  ---------
Net Asset Value, End of Year.............................. $    1.59  $    2.37
                                                           =========  =========
Total Return..............................................  (32.91)%   (66.14)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $   12.42  $   24.43
  Ratio of Net Operating Expenses to Average Net Assets...     1.25%      1.25%
  Ratio of Gross Operating Expenses to Average Net Assets2     1.41%      1.50%
  Ratio of Net Investment Loss to Average Net Assets......   (0.95)%    (0.42)%
  Portfolio Turnover Rate.................................     60.0%      19.0%

--------

Notes: 1. Amount represents less than $0.01 per share. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.


BIOTECHNOLOGY FUND


                                                              Year Ended Period Ended
                                                               March 31,    March 31,
                                                                    2002        20011
                                                              ---------- ------------
Net Asset Value, Beginning of Period......................... $    5.09   $    7.00
                                                              ---------   ---------
Investment Operations:
  Net Investment Income (Loss)...............................     (0.02)       0.01
  Net Realized and Unrealized Loss on Investments............     (0.57)      (1.92)
                                                              ---------   ---------
Total From Investment Operations.............................     (0.59)      (1.91)
                                                              ---------   ---------
Less Distributions
  From Net Investment Income.................................     (0.01)       0.00
                                                              ---------   ---------
Total Distributions..........................................     (0.01)       0.00
                                                              ---------   ---------
Net Asset Value, End of Period............................... $    4.49   $    5.09
                                                              =========   =========
Total Return.................................................  (11.64)%    (27.29)%2
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).................... $   42.21   $   15.26
  Ratio of Net Operating Expenses to Average Net Assets......     1.24%       1.25%/3/
  Ratio of Gross Operating Expenses to Average Net Assets4...     1.44%       2.19%3
  Ratio of Net Investment Income (Loss) to Average Net Assets   (0.74)%       1.11%3
  Portfolio Turnover Rate....................................     32.0%        2.0%

--------
Notes: 1. Commenced operations on December 31, 2000. 2. Not annualized. 3. Annualized. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:


Statements of Additional Information (SAIs)


The SAIs dated August 1, 2002 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Institutional Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.


PRODE0802

                                    [GRAPHIC]




Prospectus


August 1, 2002





Excelsior Funds, Inc.

Value and Restructuring Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. TRUST

Table of Contents


Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Value and Restructuring Fund (the Fund) that you should know before investing. The Value and Restructuring Fund currently offers one class of shares, called Shares. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and returns of the Fund. For more detailed information about the Fund, please see:


                                                                       Page
    Value And Restructuring Fund................................          5
    More Information About Risk.................................          8
    More Information About Fund Investments.....................          9
    Investment Adviser..........................................         10
    Portfolio Manager...........................................         11
    Purchasing, Selling And Exchanging Fund Shares..............         12
    Dividends And Distributions.................................         17
    Taxes.......................................................         17
    Financial Highlights........................................         19
    How to Obtain More Information About Excelsior Funds........ Back Cover

--------------------------------------------------------------------------------

Introduction --
Risk/Return

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment manager invests Fund assets in a way that he believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, compar-

--------------------------------------------------------------------------------

   ing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Value and Restructuring Fund
                      ---------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share price are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or

--------------------------------------------------------------------------------

extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1993   1994    1995    1996    1997    1998    1999   2000    2001
------  -----  ------  ------  ------  ------  ------  -----   -----
39.95%  2.60%  38.80%  25.05%  33.56%  10.32%  41.97%  7.21%  (4.96)%


                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was (11.10)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                            Since
                         1 Year 5 Years Inception
-------------------------------------------------
Value and
 Restructuring Fund
  Return Before Taxes   (4.96)% 16.34%   20.39%*
  Return After Taxes on
   Distributions        (5.05)% 15.92%   19.70%*
  Return After Taxes
   on Distributions
   and Sale of Fund
   Shares               (3.02)% 13.53%   17.55%*
  Russell 1000
   Value Index**        (5.59)% 11.13%   14.22%*


*  Since December 31, 1992

** The Russell 1000 Value Index is an unmanaged index composed of the 1000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of 3000 of the largest U.S. companies by market capitalization.

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What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                                 0.60%
Other Expenses
 Administrative Servicing Fee                           0.40%
 Other Operating Expenses                               0.26%
Total Other Expenses                                            0.66%
----------------------------------------------------------------------
Total Annual Fund Operating Expenses                            1.26%
 Fee Waivers and Expense Reimbursements                       (0.27)%*
----------------------------------------------------------------------
 Net Annual Fund Operating Expenses                             0.99%*



* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
---------------------------------
   $101   $373    $666    $1,499

--------------------------------------------------------------------------------

More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
The smaller capitalization companies in which the Fund may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. Small company stocks may be listed on an exchange or traded over the counter.

Mid Cap Risk
The medium capitalization companies in which the Fund may invest, which generally have market capitalizations between $1.5 billion and $5 billion, may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk
The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers con-ducting business in the technology market sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party

--------------------------------------------------------------------------------

manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, the Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
  Investments in foreign securities denominated in foreign currencies involve additional risks, including:

  . The Fund may incur substantial costs in connection with conversions between various currencies.

  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------


The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with the Fund's objective. The Fund may not achieve its objective when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Fund Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street,

--------------------------------------------------------------------------------

New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, at the rate of 0.55%.



For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Fund's net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for the Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Fund's next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.


Portfolio Manager



David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior

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Portfolio Manager in the Personal Wealth Management Group, has been with U.S.
Trust since 1987. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.


Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DBA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

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The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less that share's portion of all of a Fund's liabilities.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500

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($250 for IRAs) in the Fund. Your subsequent investments must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone,
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

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The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Fund's Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we

--------------------------------------------------------------------------------

deem that such exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not liable for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine, provided that the Fund follows its telephone transaction procedures. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Fund is permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value

--------------------------------------------------------------------------------

of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares

The Fund's distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.


Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another

Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.


Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.


Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal securities.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

--------------------------------------------------------------------------------

More information about taxes is in the Fund's Statement of Additional
Information.

Financial Highlights

The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements,are incorporated by reference into the Fund's Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).


VALUE AND RESTRUCTURING FUND

                                                              Year Ended March 31,
                                             ------------------------------------------------------
                                                    2002        2001        2000      1999      1998
                                             ----------  ----------  ----------  --------  --------
Net Asset Value, Beginning of Year.......... $    30.69  $    33.89  $    23.88  $  23.79  $  15.93
                                             ----------  ----------  ----------  --------  --------
Income From Investment Operations
  Net Investment Income.....................       0.08        0.60        0.07      0.13      0.10
  Net Gains (Losses) on Investments and
   Options (both realized and unrealized)...       1.94       (3.21)      10.03      0.21      8.12
                                             ----------  ----------  ----------  --------  --------
Total From Investment Operations............       2.02       (2.61)      10.10      0.34      8.22
                                             ----------  ----------  ----------  --------  --------
Less Distributions
  Dividends From Net Investment Income......      (0.08)      (0.59)      (0.09)    (0.11)    (0.09)
  Distributions From Net Realized Gain on
   Investments and Options..................       0.00        0.00        0.00     (0.14)    (0.27)
                                             ----------  ----------  ----------  --------  --------
Total Distributions.........................      (0.08)      (0.59)      (0.09)    (0.25)    (0.36)
                                             ----------  ----------  ----------  --------  --------
Net Asset Value, End of Year................ $    32.63  $    30.69  $    33.89  $  23.88  $  23.79
                                             ==========  ==========  ==========  ========  ========
Total Return................................      6.60%     (7.74)%      42.41%     1.48%    52.10%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)...  $2,408.05   $1,822.71   $1,207.24   $594.62   $388.45
  Ratio of Net Operating Expenses to
   Average Net Assets.......................      0.94%       0.95%       0.90%     0.93%     0.89%
  Ratio of Gross Operating Expenses to
   Average Net Assets1......................      1.02%       1.02%       1.03%     1.07%     0.93%
  Ratio of Net Investment Income to Average
   Net Assets...............................      0.27%       1.66%       0.25%     0.59%     0.54%
  Portfolio Turnover Rate...................       8.0%       15.0%       20.0%     43.0%     30.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036
U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 1, 2002 includes detailed information about
Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.


PROV&R0802

                                    [Graphic]



Excelsior International Funds



Prospectus


August 1, 2002




Excelsior Funds, Inc.

International Fund
Latin America Fund
Pacific/Asia Fund
Pan European Fund
Emerging Markets Fund

Investment Adviser
United States Trust Company Of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] EXCELSIOR FUNDS
  Advised by U.S. Trust

Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the International, Latin America, Pacific/Asia, Pan European, and Emerging Markets Funds (each, a
Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                      Page
     International Fund........................................          4
     Latin America Fund........................................          6
     Pacific/Asia Fund.........................................          8
     Pan European Fund.........................................         10
     Emerging Markets Fund.....................................         12
     More Information About Risk...............................         14
     More Information About Fund Investments...................         14
     Investment Adviser........................................         14
     Portfolio Managers........................................         15
     Purchasing, Selling And Exchanging Fund Shares............         16
     Dividends And Distributions...............................         19
     Taxes.....................................................         19
     Financial Highlights......................................         20
     How to Obtain More Information About Excelsior Funds, Inc. Back Cover

--------------------------------------------------------------------------------

Introduction -- Risk/Return Information Common to the Funds
Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that a Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of your investment in a Fund will be magnified.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

International Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation and income

  Investment Focus Foreign equity securities

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of issuers in developed foreign countries and, to a lesser extent, emerging markets

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in companies located in foreign countries

Investment Objective
The International Fund seeks total return on its assets through capital appreciation and income.

Investment Strategy of the International Fund
Under normal circumstances, the International Fund invests at least 65% of its assets in equity securities of larger, more established companies located in developed foreign markets, which include most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. The Fund may invest to a lesser extent in less developed countries and regions to capitalize on opportunities in emerging markets. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in a broad range of foreign markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country, region or industry. The Fund will make investments in companies located in emerging markets only where the Adviser believes that such companies' growth/appreciation potential transcends their location or operations in emerging market countries.

Principal Risks of Investing in the International Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

--------------------------------------------------------------------------------


The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1992    1993   1994   1995  1996  1997  1998   1999    2000    2001
------- ------ ------- ----- ----- ----- ----- ------ -------- --------
(9.36)% 36.54% (2.00)% 7.27% 7.28% 9.25% 7.89% 56.24% (23.92)% (27.43)%

                           Best Quarter Worst Quarter
                              38.76%      (19.06)%
                            (12/31/99)    (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was (2.58)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index and the MSCI ACWI Free ex U.S. Index. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                 1 Year 5 Years 10 Years
--------------------------------------------------------
International Fund
  Return Before Taxes          (27.43)%   0.33%  3.56%
  Return After Taxes on
    Distributions              (28.21)% (0.34)%  2.89%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                (15.84)%   0.30%  2.80%
MSCI EAFE Index*               (21.44)%   0.89%  4.46%
MSCI ACWI Free ex U.S. Index** (19.50)%   0.89%  4.61%


 * The MSCI EAFE (Europe, Australasia & Far East) Index is a widely accepted unmanaged index composed of a sample of companies from 21 countries representing the developed stock markets outside North America.
** The MSCI ACWI Free ex U.S. Index is a widely accepted unmanaged index of global stock market performance comprising 47 countries with developed and emerging markets excluding the United States.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                               1.00%
Other Expenses
  Administrative Servicing Fee                       0.40%
  Other Operating Expenses                           0.40%
Total Other Expenses                                          0.80%
---------------------------------------------------------------------
Total Annual Fund Operating
  Expenses                                                    1.80%
  Fee Waivers and Expense
    Reimbursements                                          (0.30)%**
---------------------------------------------------------------------
  Net Annual Fund Operating
    Expenses                                                  1.50%**


 * This redemption fee is charged if you redeem or exchange your shares within 30 days of the date of purchase. See "How to Sell Your Shares" for more information.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $537    $947    $2,091

Latin America Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of Latin American issuers

  Share Price Volatility Very high

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Latin America

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and possibly extreme price volatility of investing in Latin American issuers

Investment Objective
The Latin America Fund seeks long-term capital appreciation.

Investment Strategy of the Latin America Fund
Under normal circumstances, the Latin America Fund invests at least 80% of its net assets in equity securities of companies located in Latin America, which includes Central and South America. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Latin American markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Latin America Fund
The Fund invests primarily in securities of issuers located in a single geographic region--Latin America. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on Latin America also increases its potential share price volatility.

The Latin American economies have experienced considerable difficulties, including high inflation rates, high interest rates and currency devaluations. As a result, Latin American securities markets have experienced extraordinary volatility. Emergence of the Latin American economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as stable political and social conditions. Development also may be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy

--------------------------------------------------------------------------------

or similar issuers located in the United States. The risks will be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries.

The Fund is also subject to the risk that Latin American equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993     1994    1995     1996    1997    1998     1999   2000    2001
------  -------  -------  ------  ------  -------  ------ -------  -----
40.87%  (11.40)% (10.57)% 24.88%  25.15%  (47.70)% 41.53% (15.85)% 3.48

Best Quarter Worst Quarter
   40.39%      (37.28)%
 (12/31/99)    (9/30/98)



The Fund's performance for the six month period ending June 30, 2002 was (12.56)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EMF Latin America Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                       Since
                                                    1 Year 5 Years Inception
----------------------------------------------------------------------------
Latin America Fund
  Return Before Taxes                                3.48% (4.20)%   1.31%*
  Return After Taxes on Distributions                2.16% (5.36)%   0.11%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                      2.17% (3.66)%   0.64%*
MSCI EMF Latin America Index**                     (0.64)%   2.39%   7.12%*


 * Since December 31, 1992
** MSCI EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount   redeemed, if
applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.63%
Total Other Expenses                                                 1.03%
----------------------------------------------------------------------------
Total Annual Fund Operating
  Expenses                                                           2.03%
  Fee Waivers and Expense
    Reimbursements                                                 (0.33)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating
    Expenses                                                         1.70%**


 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $173   $605   $1,063   $2,332

Pacific/Asia Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of Asian issuers

  Share Price Volatility Very high

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Asia

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and possibly extreme price volatility of investing in Asian issuers



Investment Objective
The Pacific/Asia Fund seeks long-term capital appreciation.

Investment Strategy of the Pacific/Asia Fund
Under normal circumstances, the Pacific/Asia Fund invests at least 80% of its net assets in equity securities of companies located in Asia and the Pacific Basin, including Australia, New Zealand and India. The companies in which the Fund invests tend to be larger, more established companies. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the Pacific Basin markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pacific/Asia Fund
The Fund invests primarily in securities of issuers located in a single geographic region--the Pacific Basin. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on the Pacific Basin also increases its potential share price volatility.

The Pacific Basin economies have experienced considerable difficulties, including, at various times, high inflation rates, high interest rates and currency devaluations. As a result, Pacific Basin securities markets have experienced extraordinary volatility. Continued growth of the Pacific Basin economies and securities markets will require sustained economic and fiscal discipline, which has been lacking in the past, as well as continued commitment to governmental reforms. Development also may be influenced by international economic conditions, particularly those in the United States and Japan, and by world demand for goods produced in Pacific Basin countries.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will

--------------------------------------------------------------------------------

be even greater for investments in emerging market countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that Pacific Basin equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993     1994   1995   1996    1997     1998     1999      2000     2001
------  -------  -----  -----  -------  -------  -------   -------  -------
66.25%  (14.69)% 8.50%  7.23%  (32.15)% (1.76)%  102.13%  (40.13)%  (14.70)%



                           Best Quarter Worst Quarter
                              40.02%      (21.14)%
                            (12/31/99)   (12/31/97)



The Fund's performance for the six month period ending June 30, 2002 was 14.18%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI AC Asia Pacific Free Index. The MSCI AC Asia Pacific Free Index replaces the MSCI AC Asia Pacific Index which has been discontinued. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Pacific/Asia Fund
  Return Before Taxes                              (14.70)% (7.20)%    1.42%*
  Return After Taxes on Distributions              (14.66)% (7.66)%    0.38%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                     (8.83)% (5.66)%    0.83%*
MSCI AC Asia Pacific Free Index**                  (20.73)% (7.66)%  (0.32)%*


 * Since December 31, 1992

** MSCI AC Asia Pacific Free Index is a widely-accepted, unmanaged index composed of 10 developed and emerging market countries. The Index aims to capture 85% of the free float adjusted market capitalization in each industry group, in each country, for those securities not subject to foreign ownership restrictions.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

       Redemption Fee (as a percentage of amount redeemed, if
       applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.62%
Total Other Expenses                                                 1.02%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 2.02%
  Fee Waivers and Expense Reimbursements                           (0.52)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                                 1.50%**


 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $583   $1,040   $2,306

Pan European Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of European issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in Europe

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and price volatility of investing in European issuers

Investment Objective
The Pan European Fund seeks long-term capital appreciation.

Investment Strategy of the Pan European Fund
Under normal circumstances, the Pan European Fund invests at least 80% of its net assets in equity securities of companies located in the more developed countries of Europe. The companies in which the Fund invests tend to be larger, more established companies. The Fund may invest to a lesser extent in the less developed countries to capitalize on opportunities in the emerging markets of Eastern Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in the European markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Pan European Fund

The Fund invests primarily in securities of issuers located in a single geographic region--Europe. The economic and political environments of countries in a particular region frequently are interrelated and the value of regional markets and issuers often will rise and fall together. As a result, the Fund is subject to the risk that political and economic events will affect a larger portion of the Fund's investments than if the Fund's investments were more geographically diversified. The Fund's focus on Europe also increases its potential share price volatility.

European countries have, at times, experienced economic difficulties, including recession, currency fluctuations, and armed conflicts. In addition, the emerging economies of Eastern Europe have experienced political and economic difficulties related to their efforts to transition to free-market economies. As a result, securities markets in Europe, particularly those in Eastern Europe, have experienced price volatility.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Such events will not necessarily affect the U.S. economy or similar issuers located in the United States. The risks will be even greater for investments in emerging market

--------------------------------------------------------------------------------

countries since political turmoil and rapid changes are more likely to occur in these countries. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that European equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000      2001
------  -----  ------  ------  ------  ------  ------  -------  --------
17.26%  0.04%  14.90%  21.64%  24.29%  11.78%  24.68%  (9.20)%  (27.27)%



                          Best Quarter      Worst Quarter
                             29.11%           (19.93)%
                           (12/31/99)         (3/31/01)



The Fund's performance for the six month period ending June 30, 2002 was (2.49)%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI Europe Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Pan European Fund
  Return Before Taxes                              (27.27)%  2.73%    7.24%*
  Return After Taxes on Distributions              (28.16)%  1.08%    5.82%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                    (15.66)%  2.33%    5.90%*
MSCI Europe Index**                                (19.90)%  6.24%   11.37%*


 * Since December 31, 1992
** MSCI Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 15 European countries.

What is an Index?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if
applicable)*                                                 2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                                      1.00%
Other Expenses
  Administrative Servicing Fee                               0.40%
  Other Operating Expenses                                   0.42%
Total Other Expenses                                                 0.82%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 1.82%
  Fee Waivers and Expense Reimbursements                           (0.32)%**
----------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                                 1.50%**


 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.50%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $153   $541    $955    $2,111

                                    [Graphic]




Emerging Markets Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of emerging markets issuers

  Share Price Volatility Very High

  Principal Investment Strategy Investing in a diversified portfolio of equity securities of companies located in emerging markets

  Investor Profile Investors seeking long-term capital appreciation, who are willing to accept the risks and extreme price volatility of investing in emerging markets issuers

Investment Objective
The Emerging Markets Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Emerging Markets Fund
Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets in equity securities of companies located in emerging market countries. Emerging market countries are those that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. The Adviser generally does not attempt to hedge the effects of currency value fluctuations on the Fund's investments on an on-going basis.

The Adviser selects investments for the Fund by applying a bottom-up investment approach designed to identify companies that the Adviser expects to experience sustainable earnings growth and to benefit from global or regional economic trends or promising technologies or products and whose value is not recognized in the prices of their securities. The Adviser continuously analyzes companies in emerging markets, giving particular emphasis to each company's scope of operations and economic ties to one or more specific countries. While the Fund generally invests in companies in a variety of countries, industries and sectors, the Adviser does not attempt to invest a specific percentage of the Fund's assets in a given country or industry.

Principal Risks of Investing in the Emerging Markets Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market

--------------------------------------------------------------------------------

or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]


 1998         1999        2000      2001
-------       -----       -----     -----
(41.21)%      67.35%     (31.5)%   (1.80)%



Best Quarter Worst Quarter
   59.10%      (24.79)%
 (12/31/99)    (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was 6.83%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EMF (Emerging Markets Free) Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                      Since
                                         One Year Inception
-------------------------------------------------------------
Emerging Markets Fund
  Return Before Taxes                     (1.80)%   (9.82)%*
  Return After Taxes on Distributions     (1.82)%   (9.95)%*
  Return After Taxes on Distributions
    and Sale of Fund Shares               (0.97)%   (7.60)%*
MSCI EMF (Emerging Markets Free)
  Index***                                (2.38)%   (4.22)%**


  *Since January 2, 1998
 **Since December 31, 1997
***MSCI EMF (Emerging Markets Free) Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 26 global emerging market countries.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(paid directly from your investment)

Redemption Fee (as a percentage of amount
  redeemed, if applicable)*                        2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                                            1.25%
Other Expenses
  Administrative Servicing Fee                     0.40%
  Other Operating Expenses                         0.55%
Total Other Expenses                                       0.95%
------------------------------------------------------------------
Total Annual Fund Operating Expenses                       2.20%
  Fee Waivers and Expense Reimbursements                 (0.50)%**
------------------------------------------------------------------
Net Annual Fund Operating Expenses                         1.70%**


 * This redemption fee is charged if you sell your shares within 30 days of the date of purchase. See "How to Sell Your Fund Shares" for more information.

** The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.70%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $173   $640   $1,134   $2,495

--------------------------------------------------------------------------------

More Information About Risk

Equity Risk

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.


Foreign Security Risks

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


Emerging Market Risks

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.




Currency Risk

Investments in foreign securities denominated in foreign currencies involve additional risks, including:


  . A Fund may incur substantial costs in connection with conversions between various currencies.
  . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust--New York Advisers Division and U.S. Trust--Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles

--------------------------------------------------------------------------------


R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:



International Fund                                 0.87%
Latin America Fund                                 0.79%
Pacific/Asia Fund                                  0.72%
Pan European Fund                                  0.91%
Emerging Markets Fund                              0.94%


For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers


Rosemary Sagar, David J. Linehan and Peter Schaffer serve as the International Fund's portfolio co-managers. Ms. Sagar is primarily responsible for the day-to-day management of the Fund. She is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1996. From 1991 to 1996, she was Senior Vice President for international equity investments for General Electric Investments Corp. A description of Mr. Linehan's business experience is provided below. Mr. Schaffer, a Senior Vice President, has been with U.S. Trust since September 1996. He is a portfolio manager of international equity accounts and leads the Global Risk Control Team. Prior to joining U.S. Trust, he was the Director of Public Market Systems at General Electric Investments Corp., where he oversaw all systems development and support for equities, fixed income and foreign exchange products. Before that, he worked at Salomon Brothers, NBC and Citibank in various systems and financial positions. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Rosemary Sagar and Jean-Francois Coste serve as the Pan European Fund's portfolio co-managers. Ms. Sagar who is primarily responsible for the day-to-day management of the Fund has served as the Fund's portfolio manager or co-manager since 1996. A description of Ms. Sagar's business experience is provided above. Mr. Coste, a Vice

--------------------------------------------------------------------------------

President, has been with U.S. Trust since 2000. Prior to joining U.S. Trust, he worked as an European equity analyst at Societe Generale Asset Management in Paris. From 1994 to 1997, he was a U.S. equity analyst at Philippe Investment Management in New York. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Donald Elefson and David J. Linehan serve as the Latin America and Emerging Markets Funds' portfolio co-managers. Mr. Elefson is primarily responsible for day-to-day management of the Funds. He is a Senior Vice President and has been a portfolio manager or co-manager of the Funds since 1999. He has been with U.S. Trust since 1998. From 1994 to 1998, he was a portfolio manager with Smith Barney. A description of Mr. Linehan's business experience is provided below. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.


David J. Linehan and Rosemary Sagar serve as the Pacific/Asia Fund's portfolio co-managers. Mr. Linehan is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director and has served as the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. From August 1995 to July 1998, he was an international investment manager with Cowen Asset Management in New York. A description of Ms. Sagar's business experience is provided above. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.






Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

  State Street Bank & Trust
  ABA#011000028
  DDA#99055352
  Specify Excelsior Fund Name
  Fund Account Number
  Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interest of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We

--------------------------------------------------------------------------------

consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m. Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of all of a Fund's assets less the value of that share's portion of all of a Fund's liabilities.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
.. Mail

.. Telephone

.. Systematic Withdrawal Plan, or

.. Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds, Inc.
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

A redemption fee of 2.00% of the value of the shares redeemed or exchanged will be imposed on shares in a Fund redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. Each Fund reserves the right, at its discretion, to waive, modify or terminate the redemption fee. No redemption fee will be charged on redemptions and exchanges involving (i) those that occur as a result of a bona fide investment policy committee decision of a recognized financial institution with respect to an asset allocation program,
(ii) shares acquired through the

--------------------------------------------------------------------------------

reinvestment of dividends or capital gains distributions, (iii) shares redeemed as part of a systematic withdrawal plan that represent 4% or less of the investor's investment subject to the plan account, or (iv) shares maintained through employee pension benefit plans subject to the Employee Retirement Income Security Act that offer the Excelsior Funds as an investment vehicle. For purposes of omnibus accounts, the redemption fee will be determined at the sub-account level.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Funds' Statement of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that such exchange would not be in the best interests of a Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

There is a 2.00% redemption fee on shares exchanged within 30 days of purchase. See "How to Sell Your Shares" above for more information.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

--------------------------------------------------------------------------------

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes dividends from its income semi-annually.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long- term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable to you regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income.

It is expected that each Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. Each Fund may make an election to treat a proportionate amount to such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.


Any loss realized on shares held for six months or less will be treated as a long-term capital loss to extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.


The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/ foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statement of Additional
Information.

--------------------------------------------------------------------------------

Financial Highlights

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800)-446-1012 (from overseas, call (617) 483-7297).


INTERNATIONAL FUND


                                                                             Year Ended March 31,
                                                              -------------------------------------------------
                                                                    2002       2001      2000      1999     1998
                                                              ---------  ---------  --------  --------  -------
Net Asset Value, Beginning of Year........................... $   11.75  $   20.02  $  12.52  $  13.00  $ 11.34
                                                              ---------  ---------  --------  --------  -------
Income From Investment Operations
  Net Investment Income (Loss)...............................      0.03      (0.05)    (0.03)     0.01     0.04
  Net Gains or (Losses) on Investments (both realized and
    unrealized)..............................................     (1.43)     (7.49)     7.57     (0.42)    2.11
                                                              ---------  ---------  --------  --------  -------
  Total From Investment Operations...........................     (1.40)     (7.54)     7.54     (0.41)    2.15
                                                              ---------  ---------  --------  --------  -------
Less Distributions
  Dividends From Net Investment Income.......................     (0.08)     (0.09)     0.00     (0.03)   (0.02)
  Dividends in Excess of Net Investment Income...............      0.00      (0.04)     0.00     (0.04)   (0.04)
  Distributions From Net Realized Gain on Investments........     (0.52)     (0.60)    (0.04)     0.00    (0.31)
  Distributions in Excess of Net Realized Gain on Investments      0.00       0.00      0.00      0.00    (0.12)
                                                              ---------  ---------  --------  --------  -------
  Total Distributions........................................     (0.60)     (0.73)    (0.04)    (0.07)   (0.49)
                                                              ---------  ---------  --------  --------  -------
Net Asset Value, End of Year................................. $    9.75  $   11.75  $  20.02  $  12.52  $ 13.00
                                                              =========  =========  ========  ========  =======
Total Return1................................................  (12.25)%   (38.41)%    60.30%   (3.18)%   19.42%
Ratios/Supplemental Data
  Net Assets, End of Period (in Millions).................... $  167.28  $  302.07  $ 473.77  $ 202.08  $204.89
  Ratio of Net Operating Expenses to Average Net Assets......     1.23%      1.41%     1.40%     1.42%    1.44%
  Ratio of Gross Operating Expenses to Average Net Assets2...     1.53%      1.53%     1.51%     1.52%    1.52%
  Ratio of Net Investment Income/(Loss) to Average Net Assets     0.44%    (0.29)%   (0.36)%     0.11%    0.32%
  Portfolio Turnover Rate....................................     50.0%      55.0%     25.0%     50.0%    37.0%

--------
Notes:
1.Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

LATIN AMERICA FUND


                                                                                   Year Ended March 31,
                                                                      ---------------------------------------------
                                                                          2002       2001     2000     1999     1998
                                                                      -------  ---------  -------  -------  -------
Net Asset Value, Beginning of Period................................. $  5.32  $    7.20  $  4.77  $ 10.60  $  9.46
                                                                      -------  ---------  -------  -------  -------
Income From Investment Operations
   Net Investment Income.............................................    0.14       0.10     0.03     0.21     0.10
   Net Gains (Losses) on Investments (both realized and unrealized)..    0.70      (1.98)    2.53    (5.29)    1.22
                                                                      -------  ---------  -------  -------  -------
Total From Investment Operations.....................................    0.84      (1.88)    2.56    (5.08)    1.32
                                                                      -------  ---------  -------  -------  -------
Less Distributions
   Dividends From Net Investment Income..............................   (0.19)      0.00    (0.13)   (0.18)   (0.02)
   Distributions From Net Realized Gain on Investments...............    0.00       0.00     0.00     0.00    (0.16)
   Distributions in Excess of Net Realized Gain on Investments.......    0.00       0.00     0.00    (0.57)    0.00
                                                                      -------  ---------  -------  -------  -------
Total Distributions..................................................   (0.19)      0.00    (0.13)   (0.75)   (0.18)
                                                                      -------  ---------  -------  -------  -------
Net Asset Value, End of Period....................................... $  5.97  $    5.32  $  7.20  $  4.77  $ 10.60
                                                                      =======  =========  =======  =======  =======
Total Return/1/......................................................  16.12%   (26.11)%   54.52%   (47.19)  14.05%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)........................... $ 13.99  $   22.17  $ 23.71  $ 14.18  $ 88.70
   Ratio of Net Operating Expenses to Average Net Assets.............   1.59%      1.67%    1.64%    1.55%    1.50%
   Ratio of Gross Operating Expenses to Average Net Assets/2/........   1.82%      1.92%    1.75%    1.66%    1.60%
   Ratio of Net Investment Income to Average Net Assets..............   2.55%      2.12%    0.42%    1.63%    0.88%
   Portfolio Turnover Rate...........................................    7.0%      16.0%    69.0%    29.0%    77.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

PACIFIC/ASIA FUND


                                                                                     Year Ended March 31,
                                                                      --------------------------------------------------
                                                                       2002         2001       2000     1999      1998
                                                                      -------     ---------   -------- ------  ---------
Net Asset Value, Beginning of Period................................. $ 6.59      $   11.89   $   6.61 $ 6.52  $    9.09
                                                                      ------      ---------   -------- ------  ---------
Income From Investment Operations
   Net Investment Income (Loss)......................................   0.02/1/       (0.06)1     0.02   0.001      0.01
   Net Gains (Losses) on Investments (both realized and unrealized)..   0.09/1,2/     (4.88)1     5.26   0.29      (2.52)
                                                                      ------      ---------   -------- ------  ---------
Total From Investment Operations.....................................   0.11          (4.94)      5.28   0.29      (2.51)
                                                                      ------      ---------   -------- ------  ---------
Less Distributions
   Dividends From Net Investment Income..............................  (0.02)         (0.32)      0.00  (0.09)     (0.01)
   Dividends in Excess of Net Investment Income......................   0.00          (0.04)      0.00  (0.11)     (0.05)
                                                                      ------      ---------   -------- ------  ---------
Total Distributions..................................................  (0.02)         (0.36)      0.00  (0.20)     (0.06)
                                                                      ------      ---------   -------- ------  ---------
Net Asset Value, End of Period....................................... $ 6.68      $    6.59   $  11.89 $ 6.61  $    6.52
                                                                      ======      =========   ======== ======  =========
Total Return/3/......................................................  1.62%       (41.79)%     79.88%  5.14%   (27.56)%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)........................... $23.54      $   31.10   $  88.54 $28.01  $   43.81
   Ratio of Net Operating Expenses to Average Net Assets.............  1.43%          1.50%      1.49%  1.55%      1.48%
   Ratio of Gross Operating Expenses to Average Net Assets/4/........  1.74%          1.68%      1.58%  1.64%      1.57%
   Ratio of Net Investment Income (Loss) to Average Net Assets.......  0.35%        (0.63)%    (0.48)%  0.01%      0.22%
   Portfolio Turnover Rate...........................................  94.0%          75.0%     105.0%  78.0%      52.0%

--------

Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund. 3. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 4. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

PAN EUROPEAN FUND


                                                                                Year Ended March 31,
                                                                 --------------------------------------------------
                                                                      2002       2001      2000      1999      1998
                                                                 --------  ---------  --------  --------  --------
Net Asset Value, Beginning of Period............................ $   9.44  $   15.96  $  12.39  $  14.13  $  10.94
                                                                 --------  ---------  --------  --------  --------
Income From Investment Operations
   Net Investment Income (Loss).................................     0.02      (0.05)    (0.03)     0.00     (0.01)
   Net Gains (Losses) on Investments (both Realized and
    unrealized).................................................    (0.77)     (5.12)     4.90     (1.26)     4.01
                                                                 --------  ---------  --------  --------  --------
Total From Investment Operations................................    (0.75)     (5.17)     4.87     (1.26)     4.00
                                                                 --------  ---------  --------  --------  --------
Less Distributions
   Dividends From Net Investment Income.........................     0.00      (0.03)     0.00      0.00      0.00
   Dividends in Excess of Net Investment Income.................     0.00       0.00      0.00      0.00      0.00
   Distributions From Net Realized Gain on Investments..........    (0.56)     (1.32)    (1.30)    (0.48)    (0.81)
   Distributions in Excess of Net Realized Gain on Investments..     0.00       0.00      0.00      0.00      0.00
                                                                 --------  ---------  --------  --------  --------
Total Distributions.............................................    (0.56)     (1.35)    (1.30)    (0.48)    (0.81)
                                                                 --------  ---------  --------  --------  --------
Net Asset Value, End of Period.................................. $   8.13  $    9.44  $  15.96  $  12.39  $  14.13
                                                                 ========  =========  ========  ========  ========
Total Return1...................................................  (8.26)%   (34.77)%    42.77%   (8.84)%    38.02%
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $  57.95  $  111.66  $ 195.42  $ 157.84  $ 207.64
   Ratio of Net Operating Expenses to Average Net Assets........    1.39%      1.45%     1.43%     1.43%     1.43%
   Ratio of Gross Operating Expenses to Average Net Assets2.....    1.51%      1.52%     1.50%     1.50%     1.50%
   Ratio of Net Investment Income/(Loss) to Average Net Assets..    0.27%    (0.34)%   (0.21)%     0.04%   (0.13)%
   Portfolio Turnover Rate......................................    29.0%      43.0%     46.0%     46.0%     40.0%

--------
Notes: 1. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

EMERGING MARKETS FUND


                                                                           Year ended March 31,           Period ended
                                                                 ---------------------------------------     March 31,
                                                                     2002       2001      2000       1999        19981
                                                                 -------  ---------  --------  ---------  ------------
Net Asset Value, Beginning of Period............................ $  4.43  $    7.35  $   4.04  $    7.00    $   7.00
                                                                 -------  ---------  --------  ---------    --------
Income From Investment Operations
   Net Investment Income (Loss).................................    0.01      (0.01)    (0.02)      0.07        0.00
   Net Gains (Losses) on Investments (both realized and
    unrealized).................................................    0.53      (2.91)     3.35      (2.95)       0.00
                                                                 -------  ---------  --------  ---------    --------
Total From Investment Operations................................    0.54      (2.92)     3.33      (2.88)       0.00
                                                                 -------  ---------  --------  ---------    --------
Less Distributions
   Dividends From Net Investment Income.........................   (0.02)      0.00     (0.02)     (0.08)       0.00
   Distributions From Net Realized Gain on Investments..........    0.00       0.00      0.00       0.00        0.00
                                                                 -------  ---------  --------  ---------    --------
Total Distributions.............................................   (0.02)      0.00     (0.02)     (0.08)       0.00
                                                                 -------  ---------  --------  ---------    --------
Net Asset Value, End of Period.................................. $  4.95  $    4.43  $   7.35  $    4.04    $   7.00
                                                                 =======  =========  ========  =========    ========
Total Return2...................................................  12.16%   (39.73)%    82.77%   (41.21)%     (0.14)%3
Ratios/Supplemental Data
   Net Assets, End of Period (in millions)...................... $ 22.85  $   12.26  $  17.20  $    5.41    $   6.54
   Ratio of Net Operating Expenses to Average Net Assets........   1.59%      1.65%     1.65%      1.65%       1.85%4,5
   Ratio of Gross Operating Expenses to Average Net Assets6.....   1.93%      2.09%     2.03%      2.48%       2.74%4
   Ratio of Net Investment Income (Loss) to Average Net Assets..   0.78%    (0.16)%   (0.60)%      1.93%       2.33%4
   Portfolio Turnover Rate......................................   31.0%      30.0%     57.0%      73.0%        0.0%

--------
Notes: 1. Commenced operations on January 2, 1998. 2. Total returns do not reflect the 2.00% redemption fee charged if shares are sold within 30 days of the date of purchase. 3. Not annualized. 4. Annualized. 5. The annualized ratio of net operating expenses to average net assets, excluding foreign investment taxes, is 1.65%. 6. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated August 1, 2002 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, Inc., P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc., from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.

PROINTL0802

                                    [Graphic]

                                   Cov1 image
                                   [GRAPHIC]


Excelsior Fixed Income Funds

Prospectus


August 1, 2002




Excelsior Funds, Inc.
Excelsior Funds Trust

Managed Income Fund
Intermediate-Term Managed Income Fund
Short-Term Government Securities Fund
High Yield Fund

Investment Adviser
United States Trust Company of New York and U.S. Trust Company




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

         [Logo]

EXCELSIOR FUNDS
Advised by U.S. TRUST

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust (formerly known as Excelsior Institutional Trust) are mutual fund families that offer shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Managed Income, Intermediate-Term Managed Income, Short-Term Government Securities and High Yield Funds (each, a Fund) that you should know before investing. The High Yield Fund offers two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                   Page
        Managed Income Fund.................................          4
        Intermediate-Term Managed Income Fund...............          6
        Short-Term Government Securities Fund...............          8
        High Yield Fund.....................................         10
        More Information About Risk.........................         12
        More Information About Fund Investments.............         13
        Investment Adviser..................................         13
        Portfolio Managers..................................         14
        Purchasing, Selling and Exchanging Fund Shares......         15
        Dividends and Distributions.........................         18
        Taxes...............................................         18
        Financial Highlights................................         19
        How to Obtain More Information About Excelsior Funds Back Cover

--------------------------------------------------------------------------------

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Managed Income Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with prudent risk of capital

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities of varying maturities

Investment Objective
The Managed Income Fund seeks high current income consistent with what is believed to be prudent risk of capital.

Investment Strategy of the Managed Income Fund

The Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in preferred stock dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk bonds."


There is no limit on the Fund's dollar-weighted average portfolio maturity or on the maximum maturity of a particular security. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield and reasonable principal volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve, and that have the potential for moderate price appreciation.

Principal Risks of Investing in the Managed Income Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                              [CHART]

1992    1993    1994     1995   1996   1997   1998    1999     2000   2001
-----  ------  -------  ------  -----  -----  -----  -------  ------  -----
5.83%  12.63%  (5.53)%  22.44%  0.57%  9.79%  8.59%  (2.55)%  12.47%  7.07%

                           Best Quarter Worst Quarter
                              8.09%        (4.28)%
                            (6/30/95)     (3/31/94)


The Fund's performance for the six month period ending June 30, 2002 was 3.41%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Govt/Credit Bond Index. The Lehman Brothers Aggregate Bond Index will replace the Lehman Brothers Govt/Credit Bond Index as the Fund's comparative index because the Adviser believes the Lehman Brothers Aggregate Bond Index is more representative of the Fund's investment universe. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                1 Year  5 Years  10 Years
       -------------------------------------------------------------------
       Managed Income Fund
          Return Before Taxes                    7.07%     6.95%     6.85%
          Return After Taxes on Distributions    4.62%     4.40%     3.98%
          Return After Taxes on Distributions
           and Sale of Fund Shares               4.37%     4.30%     4.06%
       Lehman Brothers Aggregate Bond Index*     8.42%     7.43%     7.23%
       Lehman Brothers Govt/Credit Bond Index**  8.51%     7.36%     7.27%


* The Lehman Brothers Aggregate Bond Index is an unmanaged, fixed income, market value-weighted index that includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.


** The Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment-grade corporate debt, selected as representative of the market.


What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                        0.75%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.23%
Total Other Expenses                   0.63%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             1.38%
  Fee Waivers and Expense
    Reimbursements                   (0.48)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.90%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.90%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $92    $390    $709    $1,616

                                    [Graphic]

                                top of pg image


        Intermediate-Term Managed Income Fund
        ------------------------------------------------------------------------


                                       FUND SUMMARY

  Investment Goal Current income, consistent with relative stability of principal

  Investment Focus Investment grade fixed income securities

  Share Price Volatility Medium

  Principal Investment Strategy Investing in investment grade government and corporate fixed income securities

  Investor Profile Investors seeking current income, and who are willing to accept the risks of investing in fixed income securities

Investment Objective
The Intermediate-Term Managed Income Fund seeks as high a level of current interest income as is consistent with relative stability of principal.

Investment Strategy of the Intermediate-Term Managed Income Fund
The Intermediate-Term Managed Income Fund invests primarily (at least 65% of its assets) in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, and corporate issuers, including mortgage-backed securities, rated at the time of investment in one of the three highest rating categories by a major rating agency. The Fund also may invest up to 25% of its assets in dollar-denominated fixed income securities of foreign issuers and/or may place a portion of its assets in fixed income securities that are rated below investment grade. These securities are sometimes called "high yield" or "junk" bonds.

The Fund maintains a dollar-weighted average portfolio maturity of 3 to 10 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with reasonable risk of price volatility. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. The fixed income securities held by the Fund also may have the potential for moderate price appreciation. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Intermediate-Term Managed Income Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund also may be subject to risks particular to its investments in foreign fixed income securities. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Junk bonds are considered speculative, involve greater risks of default or down-grade and are more volatile than investment grade securities. Junk bonds involve additional risks which are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that intermediate-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

1993    1994     1995   1996   1997   1998    1999     2000   2001
-----  -------  ------  -----  -----  -----  -------  ------  -----
8.46%  (3.68)%  19.17%  1.92%  8.49%  8.46%  (1.55)%  10.66%  8.83%



                           Best Quarter Worst Quarter
                              6.78%        (3.79)%
                            (6/30/95)     (3/31/94)



The Fund's performance for the six month period ending June 30, 2002 was 2.53%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Brothers Intermediate Govt/Credit Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                   Since
                                                1 Year 5 Years Inception
       -----------------------------------------------------------------
       Intermediate-Term Managed
        Income Fund
          Return Before Taxes                   8.83%   6.89%   6.55%*
          Return After Taxes on Distributions   6.44%   4.39%   4.09%*
          Return After Taxes on Distributions
           and Sale of Fund Shares              5.38%   4.28%   4.02%*
       Lehman Brothers Intermediate Govt/
        Credit Bond Index**                     8.98%   7.09%   6.77%*


*  Since December 31, 1992
** The Lehman Brothers Intermediate Govt/Credit Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expense
(expenses that are deducted from Fund assets)

Management Fees                        0.35%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.21%
Total Other Expenses                   0.61%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             0.96%
  Fee Waivers and Expense
    Reimbursements                   (0.31)%*
---------------------------------------------
  Net Annual Fund Operating
    Expenses                           0.65%*


* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.65%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.


The Example also assumes that each year your invest- ment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:



  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $66    $275    $501    $1,150

                                    [Graphic]

                                top of pg image



Short-Term Government Securities Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income, consistent with stability of principal

  Investment Focus Short-term fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

  Share Price Volatility Low

  Principal Investment Strategy Investing in U.S. government securities, while maintaining a dollar-weighted average maturity of 1 to 3 years

  Investor Profile Investors seeking to preserve capital and earn current income


Investment Objective
The Short-Term Government Securities Fund seeks a high level of current income consistent with stability of principal.

Investment Strategy of the Short-Term Government Securities Fund

Under normal circumstances, the Short-Term Government Securities Fund invests at least 80% of its net assets in fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities. Interest payments on these securities generally will be exempt from state and local taxes.


The Fund generally maintains a dollar-weighted average portfolio maturity of 1 to 3 years. The Adviser manages the Fund's average portfolio maturity in light of current market and economic conditions to provide a competitive current yield with relative stability of principal. In selecting particular investments, the Adviser looks for securities that offer relative value, based on its assessment of real interest rates and the yield curve. There is no limit on the maximum maturity for a particular security.

Principal Risks of Investing in the Short-Term Government Securities Fund The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates.

The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Fund is also subject to the risk that short-term government securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

1993   1994    1995   1996   1997   1998   1999   2000   2001
-----  -----  ------  -----  -----  -----  -----  -----  -----
4.42%  1.07%  10.25%  3.97%  5.89%  6.30%  2.44%  7.60%  7.67%


                           Best Quarter Worst Quarter
                              3.35%        (0.44)%
                            (6/30/95)     (3/31/94)



The Fund's performance for the six month period ending June 30, 2002 was 2.73%.



This table compares the Fund's average annual total returns for the periods ended December 31, 2001 to those of the Lehman Brothers 1-3 Year Government Bond Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                                 Since
                                              1 Year 5 Years Inception
         -------------------------------------------------------------
         Short-Term Government Securities
          Fund
            Return Before Taxes               7.67%   5.96%    5.48%*
            Return After Taxes on
             Distributions                    5.51%   3.81%    3.39%*
            Return After Taxes on
             Distributions and Sale of Fund
             Shares                           4.67%   3.70%    3.34%*
         Lehman Brothers 1-3 Year Government
          Bond Index**                        8.53%   6.64%    6.09%*


*  Since December 31, 1992
** The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged total return performance benchmark composed of U.S. government agencies and U.S. Treasury securities with maturities of one to three years.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


Management Fees                        0.30%
Other Expenses
  Administrative Servicing Fee 0.40%
  Other Operating Expenses     0.22%
Total Other Expenses                   0.62%
---------------------------------------------
Total Annual Fund Operating
  Expenses                             0.92%
  Fee Waivers and Expense
    Reimbursements                   (0.32)%*
---------------------------------------------
Net Annual Fund Operating
  Expenses                             0.60%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.60%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $61    $261    $478    $1,102

High Yield Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal High level of current income and, secondarily, capital appreciation

  Investment Focus Non-investment grade fixed-income securities

  Share Price Volatility High

  Principal Investment Strategy Investing in non-investment grade corporate and government fixed-income securities

  Investor Profile Investors seeking a high level of current income, and who are willing to bear risks of investing in non-investment grade fixed-income securities


Investment Objective
The High Yield Fund seeks a high level of current income as its primary objective, and may also consider the potential for capital appreciation as a secondary objective, when consistent with its primary objective.

Investment Strategy of the High Yield Fund
Under normal circumstances, the High Yield Fund invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories of a nationally recognized rating agency (e.g., Baa or lower by Moody's Investors Service, Inc. (Moody's) or BBB or lower by Standard & Poor's Ratings Group (S&P)), or unrated securities that the Adviser believes are of comparable quality. Securities rated below Baa by Moody's or below BBB by S&P are commonly known as "junk bonds." The Fund may invest in all types of fixed-income securities, including:

  . Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
  . Convertible and non-convertible corporate debt obligations
  . Custodial receipts
  . Municipal securities and obligations of the U.S. government, its agencies and instrumentalities
  . Preferred stock
  . Mortgage and other asset-backed securities

Although the Fund invests primarily in the debt obligations of domestic issuers, it may invest up to 25% of its assets in obligations of foreign issuers (including emerging countries), including obligations of foreign corporations, banks and governments.


The Fund does not have any portfolio maturity limitation and may invest its assets from time to time primarily in instruments with short, medium and long maturities. The Fund may also purchase the securities of issuers that are in default and/or subject to insolvency and/or bankruptcy proceedings.


In selecting securities for the Fund's portfolio, the Adviser does not rely principally on the ratings agencies. It performs its own independent investment analysis of each issuer to determine its creditworthiness. In doing so, the Adviser considers a number of factors, including the issuer's financial and managerial strength and its sensitivity to economic and market conditions as well as other factors.

Principal Risks of Investing in the High Yield Fund
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise, and the volatility of lower rated securities is even greater than that of higher rated securities.

High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

--------------------------------------------------------------------------------


The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore to calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund also may be subject to risks particular to its investment in foreign fixed income securities. These securities may be more volatile than other securities, and the risks associated with them are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that long-term fixed income securities may underperform other segments of the fixed income market or the fixed income markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.



This bar chart shows changes in the Fund's performance from year to year.


                                    [CHART]

2001
-----
8.84%




                           Best Quarter Worst Quarter
                              8.13%        (3.99)%
                            (3/31/01)     (9/30/01)



The Fund's performance for the six month period ending June 30, 2002 was (2.52)%.



This table compares the Fund's average annual total return for the periods ended December 31, 2001 to those of the Merrill Lynch High Yield, Cash Pay Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



                                                1 Year Since Inception
          -                                     ------ ---------------
          High Yield Fund
            Return Before Taxes                 8.84%       7.21%*
            Return After Taxes on Distributions 2.88%       1.63%*
            Return After Taxes on Distributions
              and Sale of Fund Shares           5.32%       3.08%*
            Merrill Lynch High Yield, Cash Pay
              Index **                          6.20%       4.36%*


*  Since October 31, 2000


** The Merrill Lynch High Yield, Cash Pay Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by S&P or Moody's and must not be in default.



What is an Index?


An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.


Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                 Management Fees                        0.80%
                 Other Expenses
                   Distribution(12b-1) Fees     0.00%
                   Administrative Servicing Fee 0.40%
                   Other Operating Expenses     0.24%
                 Total Other Expenses                   0.64%
                 ---------------------------------------------
                 Total Annual Fund Operating
                   Expenses                             1.44%
                   Fee Waivers and Expense
                     Reimbursements                   (0.39)%*
                 ---------------------------------------------
                   Net Annual Fund Operating
                     Expenses                           1.05%*



* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. For more information about these fees, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:


                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $417    $750    $1,691

--------------------------------------------------------------------------------

More Information About Risk

Fixed Income Risk

(All Funds)--The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. During periods of rising interest rates, the values of outstanding fixed income securities generally fall. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. As the average maturity or duration of a security lengthens, the risk that the price of such security will become more volatile increases. Duration approximates the price sensitivity of a security to changes in interest rates. In contrast to maturity which measures only time until final payment, duration combines consideration of yield, interest payments, final maturity and call features.


  Call Risk
  (All Funds)--During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

  Extension Risk
  (All Funds)--An issuer may exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to invest in higher yielding securities.

  Credit Risk
  (All Funds)--The possibility that an issuer will be unable to make timely payments of either principal or interest. The Adviser performs credit analyses on all issuers of securities in which a Fund invests. Such analyses are based on information that is publicly available about issuers, and this information and/or the Adviser's analyses may be incomplete or incorrect.

  Event Risk
  (All Funds)--Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Fund's multiple holdings.

  Liquidity Risk
  (Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
  Fund)---A Fund may not be able to pay redemption proceeds within the time period stated in this prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

High-Yield, Lower Rated Securities
(Intermediate-Term Managed Income Fund, Managed Income Fund and High Yield
Fund)--High-yield, lower rated securities are subject to additional risks associated with investing in high-yield securities, including:

Greater risk of default or price declines due to changes in the issuer's creditworthiness. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

A thinner and less active market, which may increase price volatility and limit the ability of a Fund to sell these securities at their carrying values.

Prices for high-yield, lower rated securities may be affected by investor perception of issuer credit quality and the outlook for economic growth, such that prices may move independently of interest rates and the overall bond market. Issuers of junk bonds may be more susceptible than other issuers to economic downturns.

Mortgage-Backed Securities
(All Funds)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of

--------------------------------------------------------------------------------

additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Foreign Security Risks
(Managed Income Fund, Intermediate-Term Managed Income Fund and High Yield
Fund)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

The securities of emerging markets are less liquid, are especially subject to greater price volatility, have smaller market capitalizations and less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. The securities of issuers resident in emerging markets are also subject to a greater risk of default than securities of issuers in non-emerging countries or U.S. companies or the U.S. Government.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. A Fund may not achieve its objective when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust-New York Fund Advisers Division and U.S. Trust-Connecticut Fund Advisers Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.


U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 78 million active accounts with $845.9 billion in customer assets.



United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2001, U.S. Trust had approximately $92 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

--------------------------------------------------------------------------------


The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the securities subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For the fiscal year ended March 31, 2002, the Adviser received advisory fees, as a percentage of average daily net assets, of:



Short-Term Government Securities Fund 0.23%
Intermediate-Term Managed Income Fund 0.22%
Managed Income Fund                   0.61%
High Yield Fund                       0.51%





For the period commencing on the date of this Prospectus and ending on March 31, 2003, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2003. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60-days prior to the beginning of the Funds' next fiscal year.


Portfolio Managers




Frank A. Salem and Mark T. Rasimas serve as the Intermediate-Term Managed Income Fund's portfolio co-managers. Mr. Salem is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Salem, a Senior Vice President, has been the Fund's portfolio manager or co-manager since joining U.S. Trust in 1998. Prior to joining U.S. Trust, he was a Director and Portfolio Manager in the Fixed-Income Department of Mackay Shields in New York. A description of Mr. Rasimas's business experience is provided below. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Alexander R. Powers and Cyril Theccanat serve as the Managed Income Fund's portfolio co-managers. Mr. Powers is primarily responsible for the day-to-day management of the Fund. He has been the Fund's portfolio manager or co-manager since August 1997. Mr. Powers, a Managing Director, has been with U.S. Trust since 1996. From 1988 to 1996, he was the head of Taxable Fixed-Income at Chase Asset Management. Mr. Theccanat, a Senior Vice President, has been with U.S. Trust since 1990, except for the period from June 1998 to December 1999 when he left U.S. Trust to develop proprietary fixed income investment strategies. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Mark T. Rasimas and Alexander R. Powers serve as the Short-Term Government Securities Fund's portfolio co-managers. Mr. Rasimas is primarily responsible for the day-to-day management of the Fund's portfolio. He has been the Fund's portfolio manager or co-manager since August 2000. Mr. Rasimas, a Senior Vice President, has been with U.S. Trust since 1997. Prior to joining U.S. Trust, he was a mortgage-backed securities analyst at Thomson Financial and an investment banking analyst in the structured finance group at NationsBanc Capital Markets, Inc. A description of Mr. Powers's business experience is provided above. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.



Richard B. Coons and A.K. Rodgers Ratcliffe serve as the High Yield Fund's portfolio co-managers. Mr. Coons is primarily responsible for the day-to-day management of the Fund. He is a Senior Vice President and has been with U.S. Trust since June 2000. He has 17 years of experience in high yield analysis, trading, sales and syndication. Most recently, he worked at Triton Partners LLC, where he was Director of Research. Prior to Triton, he held various positions at NatWest Capital Markets. At

--------------------------------------------------------------------------------


these firms, he was a Senior Trader in the high yield area, which also included distressed markets, emerging markets and corporate restructuring. He has also been a manager of high yield transactions--structuring, marketing and placing deals in excess of $500 million. In the past, Mr. Coons has worked at Goldman Sachs and Morgan Stanley, where he was a senior high yield trader and founded their high yield departments. Mr. Ratcliffe, a Vice President in the High Yield Fixed Income Division, has been with U.S. Trust since July 2000. Prior to joining U.S. Trust, Mr. Ratcliffe was the Director of Research at Merit Capital, a broker/dealer in Westport, CT. Prior to that, he was the head of corporate bond research at Morgan Stanley and head of high yield research at Lazard Freres. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.




Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA #011000028
DDA #99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.


The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.


General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

--------------------------------------------------------------------------------


How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class, divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost, which approximates their market value.

The Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of the Funds' investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments in any Fund must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be

--------------------------------------------------------------------------------

available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or when the Adviser and the custodian are closed. More information about this is in the Funds' Statements of Additional Information.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year or reject an exchange if we deem that the exchange would not be in the best interests of the Fund or its shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check, you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Funds are permitted to pay an administrative servicing fee to certain shareholder organizations for providing services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Distribution of Fund Shares
The High Yield Fund has adopted a distribution plan that allows shares of the Fund to pay distribution fees for the sale and distribution of its shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of the Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying

--------------------------------------------------------------------------------

other types of sales and charges because these fees are paid out of the Fund's assets continuously.

The Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds. Subject to NASD regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

Dividends and Distributions
Each Fund distributes its income by declaring a dividend daily and paying accumulated dividends monthly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you received for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.


Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.



The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

--------------------------------------------------------------------------------

Financial Highlights

The tables that follow present performance information about shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young, LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).


MANAGED INCOME FUND


                                                                       Year Ended March 31,
                                                           -------------------------------------------
                                                               2002     2001     2000     1999     1998
                                                           -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year........................ $  9.11  $  8.55  $  8.99  $  9.17  $  8.60
                                                           -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income...................................    0.49     0.50     0.47     0.46     0.49
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................   (0.10)    0.56    (0.41)    0.08     0.58
                                                           -------  -------  -------  -------  -------
  Total From Investment Operations........................    0.39     1.06     0.06     0.54     1.07
                                                           -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................   (0.50)   (0.50)   (0.47)   (0.46)   (0.49)
  Distributions From Net Realized Gain on Investments.....   (0.05)    0.00    (0.03)   (0.26)   (0.01)
                                                           -------  -------  -------  -------  -------
  Total Distributions.....................................   (0.55)   (0.50)   (0.50)   (0.72)   (0.50)
                                                           -------  -------  -------  -------  -------
Net Asset Value, End of Year.............................. $  8.95  $  9.11  $  8.55  $  8.99  $  9.17
                                                           =======  =======  =======  =======  =======
Total Return..............................................   4.34%   12.80%    0.72%    5.95%   12.79%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $247.80  $252.17  $220.48  $215.77  $196.10
  Ratio of Net Operating Expenses to Average Net Assets...   0.87%    0.88%    0.88%    0.90%    0.90%
  Ratio of Gross Operating Expenses to Average Net Assets1   1.04%    1.01%    1.00%    1.03%    1.02%
  Ratio of Net Investment Income to Average Net Assets....   5.39%    5.81%    5.42%    4.96%    5.51%
  Portfolio Turnover Rate.................................  129.0%    99.0%   112.0%   268.0%   538.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

INTERMEDIATE-TERM MANAGED INCOME FUND


                                                                              Year Ended March 31,
                                                                  -------------------------------------------
                                                                      2002     2001     2000     1999     1998
                                                                  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Year............................... $  7.18  $  6.77  $  7.13  $  7.23  $  6.87
                                                                  -------  -------  -------  -------  -------
Income From Investment Operations
  Net Investment Income..........................................    0.39     0.42     0.40     0.39     0.41
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................   (0.06)    0.41    (0.36)    0.04     0.36
                                                                  -------  -------  -------  -------  -------
Total From Investment Operations.................................    0.33     0.83     0.04     0.43     0.77
                                                                  -------  -------  -------  -------  -------
Less Distributions
  Dividends From Net Investment Income...........................   (0.39)   (0.42)   (0.40)   (0.39)   (0.41)
  Distributions From Net Realized Gain on Investments............   (0.02)    0.00     0.00    (0.13)    0.00
  Distributions in Excess of Net Realized Gain on Investments....    0.00     0.00     0.00    (0.01)    0.00
                                                                  -------  -------  -------  -------  -------
Total Distributions..............................................   (0.41)   (0.42)   (0.40)   (0.53)   (0.41)
                                                                  -------  -------  -------  -------  -------
Net Asset Value, End of Year..................................... $  7.10  $  7.18  $  6.77  $  7.13  $  7.23
                                                                  =======  =======  =======  =======  =======
Total Return.....................................................   4.60%   12.73%    0.59%    6.02%   11.37%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)........................ $273.27  $219.60  $155.48  $127.74  $ 94.94
  Ratio of Net Operating Expenses to Average Net Assets..........   0.52%    0.56%    0.58%    0.60%    0.61%
  Ratio of Gross Operating Expenses to Average Net Assets/1/.....   0.69%    0.69%    0.65%    0.67%    0.66%
  Ratio of Net Investment Income to Average Net Assets...........   5.47%    6.11%    5.80%    5.29%    5.68%
  Portfolio Turnover Rate........................................  117.0%   108.0%   122.0%   229.0%    86.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------


SHORT-TERM GOVERNMENT SECURITIES FUND


                                                                              Year Ended March 31,
                                                                  -------------------------------------------
                                                                      2002       2001    2000     1999    1998
                                                                  -------  -------    ------  -------  ------
Net Asset Value, Beginning of Year............................... $  7.09  $  6.87    $ 7.04  $  7.00  $ 6.93
                                                                  -------  -------    ------  -------  ------
Income From Investment Operations
  Net Investment Income..........................................    0.33     0.39      0.35     0.34    0.37
  Net Gains (Losses) on Investments (both realized and
    unrealized)..................................................    0.05     0.22     (0.15)    0.04    0.07
                                                                  -------  -------    ------  -------  ------
Total From Investment Operations.................................    0.38     0.61      0.20     0.38    0.44
                                                                  -------  -------    ------  -------  ------
Less Distributions
  Dividends From Net Investment Income...........................   (0.34)   (0.39)    (0.35)   (0.34)  (0.37)
  Distributions in Excess of Net Investment Income...............    0.00     0.00/1/   0.00     0.00    0.00
  Distributions From Net Realized Gain on Investments............   (0.02)    0.00     (0.02)    0.00    0.00
                                                                  -------  -------    ------  -------  ------
Total Distributions..............................................   (0.36)   (0.39)    (0.37)   (0.34)  (0.37)
                                                                  -------  -------    ------  -------  ------
Net Asset Value, End of Year..................................... $  7.11  $  7.09    $ 6.87  $  7.04  $ 7.00
                                                                  =======  =======    ======  =======  ======
Total Return.....................................................   5.35%    9.14%     3.02%    5.54%   6.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions).......................... $193.78  $ 75.69    $59.31  $ 52.59  $32.55
  Ratio of Net Operating Expenses to Average Net Assets..........   0.51%    0.57%     0.54%    0.58%   0.62%
  Ratio of Gross Operating Expenses to Average Net Assets/2/.....   0.61%    0.67%     0.62%    0.67%   0.69%
  Ratio of Net Investment Income to Average Net Assets...........   4.33%    5.59%     5.07%    4.79%   5.28%
  Portfolio Turnover Rate........................................   75.0%   118.0%     90.0%   114.0%   35.0%

--------
Notes:
1.Amount represents less than $0.01 per share.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

HIGH YIELD FUND


                                                   Year Ended Period Ended
                                                    March 31,    March 31,
                                                         2002      2001/1/
                                                   ---------- ------------
     Net Asset Value, Beginning of Period.........  $  7.26     $  7.00
                                                    -------     -------
     Investment Operations:
       Net Investment Income......................     1.08        0.27
       Net Realized and Unrealized Gain (Loss)....    (1.01)       0.26
                                                    -------     -------
     Total from Investment Operations.............     0.07        0.53
                                                    -------     -------
     Less Distributions:
       Dividends From Net Investment Income.......    (1.09)      (0.27)
       Distributions From Net Realized Gains......    (0.04)       0.00
                                                    -------     -------
     Total Distributions..........................    (1.13)      (0.27)
                                                    -------     -------
     Net Asset Value, End of Period...............  $  6.20     $  7.26
                                                    =======     =======
     Total Return.................................    1.27%       7.76%2
     Ratios/Supplemental Data
       Net Assets at End of Period (in millions)..  $172.89     $ 57.67
       Net Expenses...............................    1.03%       1.05%3
       Gross Expenses4............................    1.35%       1.55%3
       Net Investment Income......................   17.56%       9.43%3
       Portfolio Turnover Rate....................   310.0%      169.0%3

--------
Notes:
1.Commenced operations on October 31, 2000.
2.Not annualized.
3.Annualized.
4.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)

The SAIs dated August 1, 2002 include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.


Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)


By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)


By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the SEC's EDGAR Database on the website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.


PROTXBL0802

                              EXCELSIOR FUNDS, INC.

                                   Money Fund
                              Government Money Fund
                               Treasury Money Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                              Tax-Exempt Money Fund
                         New York Tax-Exempt Money Fund


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2002

          This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Money, Government Money and Treasury Money Funds of Excelsior Funds, Inc. and the Tax-Exempt Money and New York Tax-Exempt Money Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated August 1, 2002 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., c/o SEI Investments Mutual Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012 or (800) 881-9358 for Institutional Shares of the Money and Government Money Funds. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

          The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2002 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012 or (800) 881-9258 for Institutional Shares of the Money and Government Money Funds.

                               TABLE OF CONTENTS


                                                                                 Page
CLASSIFICATION AND HISTORY ...................................................     1

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ..................................     1

     Additional Investment Policies ..........................................     1
     Additional Information on Portfolio Instruments .........................     4
     Special Considerations Relating to New York Municipal Securities ........    12
     Investment Limitations ..................................................    25
NET ASSET VALUE AND NET INCOME ...............................................    30

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................    31

     Distributor .............................................................    31
     Purchase of Shares ......................................................    31
     Redemption Procedures ...................................................    32
     Other Redemption Information ............................................    33
INVESTOR PROGRAMS ............................................................    34

     Systematic Withdrawal Plan ..............................................    34
     Exchange Privilege ......................................................    35
     Retirement Plans ........................................................    35
     Automatic Investment Program ............................................    36
     Additional Information ..................................................    36

DESCRIPTION OF CAPITAL STOCK .................................................    36

MANAGEMENT OF THE FUNDS ......................................................    39

     Directors and Officers ..................................................    39
     Investment Advisory and Administration Agreements .......................    46
     Shareholder Organizations ...............................................    50
     Expenses ................................................................    51
     Custodian and Transfer Agent ............................................    52
     PORTFOLIO TRANSACTIONS ..................................................    53

INDEPENDENT AUDITORS .........................................................    54

COUNSEL ......................................................................    54

ADDITIONAL INFORMATION CONCERNING TAXES ......................................    54

YIELD INFORMATION ............................................................    56

CODE OF ETHICS ...............................................................    58

MISCELLANEOUS ................................................................    58

FINANCIAL STATEMENTS .........................................................    59

APPENDIX A ...................................................................   A-1

                           CLASSIFICATION AND HISTORY

          Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Money, Government Money and Treasury Money Funds are separate series of Excelsior Fund. The Tax-Exempt Money and New York Tax-Exempt Money Funds are separate series of Excelsior Tax-Exempt Fund. The Money, Government Money, Treasury Money and Tax-Exempt Money Funds are classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The New York Tax-Exempt Money Fund is classified as non-diversified under the 1940 Act. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively. This Statement of Additional Information pertains to the Shares ("Retail Shares") of all the Funds and the Institutional Shares of the Money and Government Money Funds (collectively with the Retail Shares, the "Shares").

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Money, Government Money and Treasury Money Funds (collectively, the "Taxable Funds") and the Tax-Exempt Money Fund may not be changed without the vote of the holders of a majority of its outstanding Shares (as defined below). The investment objective of the New York Tax-Exempt Money Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

          As discussed below under "Net Asset Value and Net Income," each Fund uses the amortized cost method to value securities in its portfolio. As such, each Fund is required to comply with Rule 2a-7 under the 1940 Act. Under Rule 2a-7, with respect to 100% of each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds' total assets, and 75% of the New York Tax-Exempt Money Fund's total assets, a Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees. The New York Tax-Exempt Money Fund's compliance with the diversification provisions of Rule 2a-7 is deemed to be compliance with the diversification standards of the 1940 Act.

Additional Investment Policies

          The Funds may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Funds may use are described in the Appendix attached hereto.

Treasury Money Fund

          Under normal market conditions, the Treasury Money Fund will invest at least 65% of its total assets in direct U.S. Treasury obligations, such as Treasury bills and notes. The Fund may also from time to time invest in obligations issued or guaranteed as to principal and interest by certain agencies or instrumentalities of the U.S. government, such as the Farm Credit System Financial Assistance Corporation, Federal Financing Bank, General Services Administration, Federal Home Loan Banks, Farm Credit System and the Tennessee Valley Authority. Income on direct investments in U.S. Treasury securities and obligations of the aforementioned agencies and instrumentalities is generally not subject to state and local income taxes by reason of federal law. In addition, the Fund's dividends from income that is attributable to such investments will also be exempt in most states from state and local income taxes. Shareholders in a particular state should determine through consultation with their own tax advisors whether and to what extent dividends payable by the Treasury Money Fund from its investments will be considered by the state to have retained exempt status, and whether the Fund's capital gain and other income, if any, when distributed will be subject to the state's income tax.

Tax-Exempt Money and New York Tax-Exempt Money Funds (the "Tax-Exempt Funds")


          The Tax-Exempt Money Fund will invest substantially all of its assets in high-quality debt obligations determined by the Adviser to present minimal credit risks. Such obligations will be issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Securities"). As a matter of fundamental policy, under normal circumstances, the Fund will maintain at least 80% of its net assets in tax-exempt obligations. (This policy may not be changed with respect to the Fund without the vote of the holders of a majority of its outstanding Shares.) The Tax-Exempt Money Fund also may invest in certain tax-exempt derivative instruments, such as floating rate trust receipts.


          Under normal market conditions, at least 80% of the New York Tax-Exempt Money Fund's net assets will be invested in Municipal Securities which are determined by the Adviser to present minimal credit risks. The Fund may also invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Securities") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Securities include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Securities other than New York Municipal Securities are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see "Additional Information Concerning Taxes" below). As a matter of fundamental policy, the Fund expects that under normal circumstances, at least 80% of its total assets will be invested in New York Municipal Securities.

          The New York Tax-Exempt Money Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

          Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of Municipal Securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's") in recent years, S&P and Moody's have recently placed the debt obligations of New York State and New York City on CreditWatch with positive implications and upgraded the debt obligations of New York City. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the New York Tax-Exempt Money Fund's portfolio. Other considerations affecting the Fund's investments in New York Municipal Securities are summarized below under "Special Considerations Relating to New York Municipal Securities."

          From time to time on a temporary defensive basis due to market conditions, the Tax-Exempt Funds may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Taxable obligations in which the Tax-Exempt Funds may invest include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities.

          The Tax-Exempt Funds may also invest from time to time in "private activity bonds" (see "Municipal Securities" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's net assets when added together with any taxable investments by the Fund.

          Each Tax-Exempt Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Additional Information on Portfolio Instruments

                  Borrowing and Reverse Repurchase Agreements

                  Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

                  Government Obligations

                  The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks and the Tennessee Valley Authority. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

                  Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Fund.

                  The Treasury Money Fund primarily will purchase direct obligations of the U.S. Treasury and obligations of those agencies or instrumentalities of the U.S. government interest income from which is generally not subject to state and local income taxes.

                  Illiquid Securities

                  Each Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

                  Insured Municipal Securities

                  The New York Tax-Exempt Money Fund may purchase Municipal Securities which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Securities. Although insurance coverage for the Municipal Securities held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Securities covered by insurance policies.

                  Investment Company Securities

                  The Funds may invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). The Tax-Exempt Funds normally will invest in securities of investment companies only if such companies invest primarily in high-quality, short-term Municipal Securities. The Government Money and Treasury Money Funds intend to limit their acquisition of shares of other investment companies to those companies which are themselves permitted to invest only in securities which may be acquired by the respective Funds. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Any change by the Funds in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

                  Money Market Instruments

                  "Money market instruments" that may be purchased by the Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

                  Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the Money Fund may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Fund's total assets may be invested in any one branch, and that no more than 20% of the Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. Investments in non-negotiable time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under "Illiquid Securities."

                  Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject the Money Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when the Adviser believes that the credit risk with respect to the instrument is minimal.

                  Municipal Securities

                  Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Securities" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

                  The two principal classifications of Municipal Securities which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

                  Each Tax-Exempt Fund's portfolio may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by a Tax-Exempt Fund.

                  The Tax-Exempt Funds may purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Securities. In general, such "stripped" Municipal Securities are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Security, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Security. The Tax-Exempt Funds intend to purchase custodial receipts and "stripped" Municipal Securities only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Securities.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs such as Moody's and S&P described in the Appendix hereto represent their opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                  The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

                  Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

                  Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the applicable maturity restrictions.

                  The New York Tax-Exempt Money Fund may invest in tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts, partnership interests, floating rate trust receipts or other forms. A typical tax-exempt derivative security involves the purchase of an interest in a Municipal Security or a pool of Municipal Securities which interest includes a tender option, demand or other feature. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Security to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

                  Before purchasing a tax-exempt derivative for the New York Tax-Exempt Money Fund, the Adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Adviser will review periodically the entity's relevant financial information.

                  Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Securities, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the New York Tax-Exempt Money Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Funds and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Securities, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         Repurchase Agreements

         The Money, Government Money, Tax-Exempt Money and New York Tax-Exempt Money Funds may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

         Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act. Income on repurchase agreements will be taxable.

         Securities Lending

         To increase return on their portfolio securities, the Money and Government Money Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of these Funds, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

         There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

         Stand-By Commitments

         Each Tax-Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase at the Fund's option, specified Municipal Securities at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by the Tax-Exempt Funds at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred or assigned by a Fund only with the underlying instruments.

         The Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). When a Tax-Exempt Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

         The Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Tax-Exempt Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Tax-Exempt Fund would be valued at zero in determining the Fund's net asset value.

         Variable and Floating Rate Instruments

         Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Funds in general will invest only in securities that mature within 13 months of the date of purchase, they may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission (the "SEC").

         Some of the instruments purchased by the Government Money and Treasury Money Funds may also be issued as variable and floating rate instruments. However, since they are issued or guaranteed by the U.S. government or its agencies or instrumentalities, they may have a more active secondary market.

         The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of variable and floating rate instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the SEC.

         When-Issued and Forward Transactions

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

         It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

         A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

         When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         Miscellaneous

         The Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not invest in oil, gas, or mineral leases.

Special Considerations Relating to New York Municipal Securities

         Some of the significant financial considerations relating to the New York Tax Exempt Money Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified. The State of New York's most recent fiscal year began on April 1, 2002 and ended on March 31, 2003. The most recent published Annual Information Statement was dated June 3, 2002.

         Special Considerations. The September 11, 2001 terrorist attacks in New York City and the lingering effects of the national recession are expected to have continued adverse consequences for the State. The Division of the Budget ("DOB") believes their impact is adequately reflected in the current financial forecast, but the combined effect of both factors adds significant uncertainty to the State's Financial Plan estimates.

         Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the New York economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

         In addition to the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

         Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. DOB is forecasting a significant decline in financial sector profits for 2002. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could fall substantially below expectations.

         An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

         In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $716 million in General Fund reserves.

         State Economy. As expected, the World Trade Center terrorist attacks had an even more devastating impact on the State economy than on the national economy as a whole. As a result, the State economy could remain in recession even after the initiation of a recovery for the nation overall. Employment is expected to decline by 0.8 percent in 2002, following a 0.5 percent decline in 2001. Wages and salaries are expected to show an increase of 2.4 percent for 2001, followed by a decline of 1.5 percent for 2002 due to weakness in securities industry profits in the first quarter of 2002.

         The risks to the New York forecast are substantial. Weaker than expected growth for both the national and international economies could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger national and international growth could result in an earlier recovery than projected. At the State level, the cleanup of the World Trade Center site has been completed and redevelopment is expected to commence shortly. As a result, employment growth could be stronger than projected. Financial sector activity remains the largest risk to the New York forecast. Wall Street compensation fell precipitously in early 2002. Continued weakness in this sector would have a deleterious impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy.

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

               Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating, and electrical equipment products are located in the upstate region.

               Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

               Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

               Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

               Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

               State Budget. The State Constitution requires the Governor of New York ("Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

               State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2002-03 Financial Plan projected budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05.






               Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

               General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2002-03 fiscal year, the General Fund is expected to account for approximately 42 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

               Total General Fund receipts, including transfers from other funds, are projected to total $39.90 billion in fiscal year 2002-03, a decrease of $1.25 billion from 2001-02. This total includes $35.08 billion in tax receipts, $2.15 billion in miscellaneous receipts, and $2.67 billion in transfers from other funds. The transfer of $1.68 billion in resources through the tax refund reserve account from fiscal year 2001-02 to fiscal year 2002-03 has the effect of exaggerating the change in State receipts from year to year by depressing 2001-02 figures and inflating 2002-03 projections.

               The year-to-year decline in receipts is caused primarily by the economic dislocation caused by the terrorist attacks of September 11, the national recession, the decline in equity markets, and the drop in compensation paid to financial service workers. Personal income tax payments associated with the 2001 tax year are significantly below 2000 levels, with associated impacts on final payments and refunds.

               All Governmental Funds spending for 2002-03 is projected to be $89.56 billion, consisting of $59.35 billion in State-supported spending and $30.21 billion in federal aid. This represents an increase of $5.08 billion or
6.0 percent for 2001-02 (after excluding federal World Trade Center "pass-through" disaster assistance funds to The City of New York and other localities).

               The projected 2002-03 General Fund closing balance of $716 million consists of $710 million in the Tax Stabilization Reserve Fund (the State's "rainy day" fund) and $6 million in the Contingency Reserve Fund (the State's litigation reserve).

               The 2002-03 General Fund balance excludes amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year and projects to have a balance of $427 million on deposit at the end of 2002-03 (a decline of $1.25 billion from 2001-02). A portion of these reserves ($1.1 billion) are expected to be used to help balance the Financial Plan by replacing revenues lost in the aftermath of the World Trade Center terrorist attacks. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one fiscal year to the next. Changes to the refund reserve impact the level of reported personal income tax receipts.

               Over the next several years, a substantial amount of federal aid is projected to flow through the State to localities for disaster response and reconstruction activities related to the World Trade Center attacks. The Financial Plan estimated that federal "flow-through" disaster aid totaled $569 million in 2001-02 and is projected to total $2.76 billion in 2002-03 as recovery and rebuilding efforts reach full capacity. Nearly all of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office (SEMO) to New York City and other localities affected by the terrorist attacks. This "flow-through" spending is not counted in the All Governmental Funds Financial Plan.

               The All Governmental Funds Financial Plan does include State spending for World Trade Center costs of $330 million in 2002-03. Unlike the flow-through aid, these projected disbursements in the Financial Plan finance State government activities. Most of this spending is supported by Federal funds ($306 million) which will finance, among other things, payments to the victims of the attack, State Police and Division of Military and Naval Affairs staffing costs directly related to the terrorist attacks, expanded counseling and trauma services, and infrastructure repairs.

               Special Revenue Funds. Total disbursements for programs supported by Special Revenue Funds are projected at $43.20 billion, an increase of $5.51 billion or 14.6 percent over 2001-02 (excluding federal "flow-through" aid). Special Revenue Funds, which include Federal grants and State Special Revenue Funds, comprise 50 percent of the All Governmental Funds Financial Plan.

               Capital Projects Funds. Spending from Capital Projects Funds in 2002-03 is projected at $5.29 billion, an increase of $977 million or 22.7 percent from last year. The increase will primarily support capital investments to promote economic development ($340 million), transportation ($291 million), and education ($210 million).

               Debt Service Funds. Spending from Debt Service Funds is estimated at $3.56 billion in 2002-03, a decrease of $592 million or 14.3 percent from 2001-02. The decrease is primarily attributable to the use of $500 million in Debt Reduction Reserve Fund (DRRF) monies during 2001-02 (which technically is shown as an increase in debt service spending in that year), savings in 2002-03 generated from the use of DRRF to reduce debt and debt service costs, the use of lower-cost State Personal Income Tax Revenue Bonds, and the impact of legislation that will enhance the State's ability to manage its bond portfolio and reduce borrowing costs.

               The historical financial results for the prior three fiscal years are presented below.

               2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the Tax Stabilization Reserve Fund ("TSRF") (after a deposit of $83 million in fiscal year 2001-02), $157 million in the Contingency Reserve Fund ("CRF"), $159 million in the Community Projects Fund ("CPF"), and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

               General Fund receipts, including transfers from other funds, totaled $41.14 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3 percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion.

General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) from the 2000-01 fiscal year.

               2000-01 Fiscal Year. The State ended its 2001-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

               The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the Local Government Assistance Corporation ("LGAC") that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

               The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the School Tax Relief ("STAR") Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.






               General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

               1999-00 Fiscal Year. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.


               The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.


               The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

               General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.


               Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act of 2000 limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

               The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

               The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased at 5 percent in 2013-14.

               The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

               Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. On November 8, 2001, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 then outstanding at 0.39 percent of personal income and debt service on such debt at 0.09 percent of total governmental receipts. The DOB expects that debt outstanding and debt service costs for the 2002-03 fiscal year will also be within the statutory caps.

          The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

          In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

          The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to the School Tax Relief Fund) be deposited to the Revenue Bond Tax Fund for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the Revenue Bond Tax Fund until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

          The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002.

          The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

          On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

          On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

          New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


          Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2002-03 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

          Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) the validity of certain provisions of State gaming law; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a challenge to the funding for New York City public schools; (6) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (7) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor.

          Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2002-03 Financial Plan. The State believes that the proposed 2002-03 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2002-03 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2002-03 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2002-03 Financial Plan.

          Although other litigation is pending against New York State, except as described herein, no current material litigation involves New York State's Constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

          On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

          Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


          Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

          For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.


          New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the city, to market their securities successfully in the public credit markets.

          On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

          Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, and the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance authority (TFA) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal aid received on account of the disaster.

          On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York city, and increase the small business expensing limit.

          The City is seeking to be reimbursed by the federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

          The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.


          In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.


          On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.


          Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

          On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

          In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


          Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

               For its 2001 fiscal year (ending June 30, 2001), the City had an operating surplus of $2.9 billion before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. The City is projecting balanced operating results in accordance with GAAP in its 2002 fiscal year. Prior to its gap-closing program, the City projected a $5 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years. The April Financial Plan sets forth gap-closing actions to eliminate the projected gap for FY 2003, and to reduce the projected gaps for fiscal years 2004 through 2006 to $2.7 billion, $3.1 billion, and $3.6 billion, respectively. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the federal and State governments and the municipal unions. The budgets for fiscal years 2002 and 2003 also include nearly $2 billion in bond proceeds from the TFA to cover a portion of the costs and revenue losses related to the September 11 attack on the World Trade Center. The City's gap estimates do not make any provision for increased pension expenditures if investment of pension fund assets fails to achieve the 2 percent gain in fiscal year 2002 assumed in the financial plan; wage increases for teachers, police officers, and firefighters beyond those negotiated with the unions representing other civilian and uniformed employees; and wage increases for any employees beyond the current round of collective bargaining.


               New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.


               The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

               To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.


               The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

               Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

               Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

               From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             INVESTMENT LIMITATIONS

               The investment limitations enumerated in paragraphs (1) through
(28) are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. The investment limitations enumerated in paragraphs (29) through (32) are matters of operating policy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or
(b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy.

               No Fund may:

               1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Taxable Funds might be deemed to be underwriters upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities; and except to the extent that purchase by the Tax-Exempt Money Fund of Municipal Securities or other securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting; and except to the extent that purchase by the New York Tax-Exempt Money Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

               2. Purchase or sell real estate, except that each Taxable Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and except that the Tax-Exempt Money Fund may invest in Municipal Securities secured by real estate or interests therein; and except that the New York Tax-Exempt Money Fund may invest in securities secured by real estate or interests therein;

               3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs; and

               4. Issue any senior securities, except insofar as any borrowing in accordance with a Fund's investment limitations might be considered to be the issuance of a senior security.

               Each of the Money, Government Money, Treasury Money and Tax-Exempt Money Funds may not:

               5. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, provided that up to 25% of the value of each Fund's total assets may be invested without regard to this 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in Government Securities (as defined in the 1940 Act) and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule;

               6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

               7. Purchase securities on margin, make short sales of securities, or maintain a short position; and

               8. Invest in or sell puts, calls, straddles, spreads, or any combination thereof.

               Each of the Money, Government Money and Treasury Money Funds may not:

               9. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and the Money Fund and the Government Money Fund may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) the Money Fund and the Government Money Fund may lend portfolio securities in an amount not exceeding 30% of their total assets;

               10. Invest in bank obligations having remaining maturities in excess of one year, except that securities subject to repurchase agreements may bear longer maturities;

               11. Invest in companies for the purpose of exercising management or control;

               12. Invest more than 5% of a Fund's total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

               13. Purchase foreign securities; except the Money Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks and foreign branches of U.S. banks in an amount not to exceed 20% of its total net assets;

               14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

               15. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of a Fund's total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

               16. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

               17. Knowingly invest more than 10% of the value of a Fund's total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.

               The Tax-Exempt Money Market and New York Tax-Exempt Money Market Funds may not:


               18. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.


               The Tax-Exempt Money Fund may not:

               19. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

               20. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

               21. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations;

               22. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and

               23. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

               The New York Tax-Exempt Money Fund may not:

               24. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations;

               25. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

               26. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

               27. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

               The Treasury Money Fund may not:

               28. Purchase securities other than obligations issued or guaranteed by the U.S. Treasury or an agency or instrumentality of the U.S. government and securities issued by investment companies that invest in such obligations.

               In addition, the New York Tax-Exempt Money Fund is subject to the following operating policies. The New York Tax-Exempt Money Fund may not:

               29. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

               30. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

               31. Invest in companies for the purpose of exercising management or control; and

               32. Invest more than 10% of its net assets in illiquid securities.

                                      * * *

               Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 18, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment, the requirement is no longer met, the Fund's future investments will be made in a manner that will bring it into compliance with the requirement.

               For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

               In Investment Limitation No. 5 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United States, or any certificate of deposit for any of the foregoing, are deemed to be Government Securities.

               Notwithstanding Investment Limitations Nos. 17, 21 and 32 above, the Companies intend to limit the Funds' investments in illiquid securities to 10% of each Fund's net (rather than total) assets.

               Notwithstanding the proviso in Investment Limitation No. 22, to the extent that the Tax-Exempt Money Fund has invested more than 20% of the value of its assets in taxable securities on a temporary defensive basis, the industry diversification limitation in Investment Limitation No. 22 shall apply to taxable securities issued or guaranteed by any state, territory, or possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

               In order to obtain a rating from a rating organization, a Fund will comply with special investment limitations.

                         NET ASSET VALUE AND NET INCOME

               The Companies use the amortized cost method of valuation to value Shares in the Funds. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund involved would receive if it sold the security. The market value of portfolio securities held by the Funds can be expected to vary inversely with changes in prevailing interest rates.

               The Funds invest only in high-quality instruments and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a constant net asset value per Share. The Funds will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Companies' Boards of Directors have established procedures that are intended to stabilize the net asset value per Share of each Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Boards deem appropriate, of the extent, if any, to which the net asset value per Share of a Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Boards of Directors will promptly consider what action, if any, should be initiated. If the Boards of Directors believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

               Net income of each of the Funds for dividend purposes consists of
(i) interest accrued and discount earned on a Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of a Company (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of the Company on the basis of their relative net assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

               Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

               At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

               In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

               Shares of the Funds are offered for sale at their net asset value per Share next computed after a purchase request is received in good order by the Companies' transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

               Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors or to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

               Institutional Shares may be purchased directly only by financial institutions ("Institutional Investors"). Retail Shares may be purchased directly by individuals ("Direct Investors") or by Institutional Investors (collectively with Direct Investors, "Investors"). Retail Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies.

               A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

               Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 881-9358 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

               Shares may be redeemed by an Investor by submitting a written request for redemption to:

               Excelsior Funds, Inc. (or Excelsior Tax-Exempt Funds, Inc.) c/o Boston Financial Data Services, Inc.
               P.O. Box 8529
               Boston, MA 02266-8529

               As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or at the address given above.

BFDS may require additional supporting documents for redemptions. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for Retail Shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Payment for Institutional Shares redeemed will normally be sent the next Business Day after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Investor's account at any commercial bank in the United States. Institutional Investors may also redeem Shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

               During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

               Except as described in "Investor Programs" below, Investors may be required to redeem Shares in a Fund after 60 days' written notice if due to Investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

               The Companies may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on the New York

Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Companies reserve the right to honor any request for redemption or repurchase of a Fund's Shares by making payment in whole or in part in securities chosen by the Companies and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Companies may, in their discretion, accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

          An Investor who owns Retail Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

          (1) A fixed-dollar withdrawal;

          (2) A fixed-share withdrawal;

          (3) A fixed-percentage withdrawal (based on the current value of the account); or

          (4) A declining-balance withdrawal.

          Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for Retail Shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional Retail Shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Retail Shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Retail Shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal

Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

          Investors and Customers of Shareholder Organizations may exchange Retail Shares having a value of at least $500 for Shares of any other portfolio of the Companies or for Shares of Excelsior Funds Trust. Institutional Shares may be exchanged for Institutional Shares of any portfolio of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

          Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See Excelsior Fund's International Funds Prospectus and Excelsior Funds Trust's Institutional Shares Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies may also refuse an exchange request if they determine that such exchange would not be in the best interest of a Fund or its shareholders. The Companies and Excelsior Funds Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

          For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of Shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

          Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

     . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

     . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

     .    Keogh Plans for self-employed individuals.

          Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase Shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

          The Automatic Investment Program permits Investors to purchase Retail Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Retail Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

Additional Information

          Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

          Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $0.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $0.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

          Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

          Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

          Shareholders of the Companies are entitled to one vote for each full Share held, and fractional votes for fractional Shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of a Company's aggregate outstanding Shares may elect all of that Company's directors, regardless of the votes of other shareholders.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

          The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding Shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

          Notwithstanding any provision of Maryland law requiring a greater vote of a Company's Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, each Company may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding common stock voting without regard to class.

          Certificates for Shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional Shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers


          The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Companies' directors is deemed an "interested person" of the Companies as defined in the 1940 Act.



                                                                                     Number of
                                                                                    Portfolios
                                             Term of                               in Excelsior
                                           Office and                                 Complex
                            Position(s)     Length of                               Overseen by    Other Directorships
                           Held with the       Time       Principal Occupation(s)      Board          Held by Board
Name, Address, Age/(1)/      Companies     Served /(2)/     During Past 5 Years     Member/(3)/        Member /(4)/
-----------------------      ---------     ------------     -------------------     -----------        ------------
DIRECTORS

Frederick S. Wonham         Director,       Since 1995    Retired; Chairman of the      33        Vice Chairman of U.S.
   Age:  70                 Chairman of                   Boards and Director                     Trust Corporation and
                            the Board                     (since 1997) and                        U.S. Trust New York
                                                          President and Treasurer                 (from February 1990
                                                          (1995 to February 2002)                 until September
                                                          of Excelsior Fund and                   1995); and Chairman,
                                                          Excelsior Tax-Exempt                    U.S. Trust Company
                                                          Fund; Chairman of the                   (from March 1993 to
                                                          Board and Trustee (since                May 1997).
                                                          1997), President and
                                                          Treasurer (1995 to
                                                          February 2002) of
                                                          Excelsior Funds Trust.

                                                                                     Number of
                                                                                    Portfolios
                                            Term of                                in Excelsior
                                          Office and                                  Complex
                          Position(s)      Length of                                Overseen by    Other Directorships
                         Held with the        Time      Principal Occupation(s)        Board          Held by Board
Name, Address, Age/(1)/    Companies      Served /(2)/    During Past 5 Years       Member/(3)/        Member /(4)/
-----------------------    ---------      ------------    -------------------       -----------        ------------
Rodman L. Drake            Director       Since 1994    Director of Excelsior           33        Director, Parsons
   Age: 59                                              Fund and Excelsior                        Brinkerhoff, Inc.
                                                        Tax-Exempt Fund (since                    (engineering firm)
                                                        1996); Trustee of                         (since 1995);
                                                        Excelsior Funds Trust                     Chairman,
                                                        (since 1994); President,                  MetroCashcard
                                                        Continuation Investments                  International, Inc.
                                                        Group, Inc. (since 1997);                 (since 1999);
                                                        President, Mandrake                       Director,
                                                        Group (investment and                     Hotelvision, Inc.
                                                        consulting firm                           (since 1999);
                                                        (1994-1997).                               Director, Alliance
                                                                                                  Group Services, Inc.
                                                                                                  (since 1998);
                                                                                                  Director, Clean Fuels
                                                                                                  Technology Corp.
                                                                                                  (since 1998);
                                                                                                  Director, Absolute
                                                                                                  Quality Inc. (since
                                                                                                  2000); Director,
                                                                                                  Hyperion Total Return
                                                                                                  Fund, Inc. and three
                                                                                                  other funds for which
                                                                                                  Hyperion Capital
                                                                                                  Management, Inc.
                                                                                                  serves as investment
                                                                                                  adviser (since 1991);
                                                                                                  Director, The Latin
                                                                                                  American Smaller
                                                                                                  Companies Fund, Inc.
                                                                                                  (from 1993 to 1998).

Ralph E. Gomory            Director       Since         Director of Excelsior           33        Director, Ashland,
   Age: 72                                September     Fund and Excelsior                        Inc. (refining,
                                          2001          Tax-Exempt Fund and                       distribution, road
                                                        Trustee of Excelsior                      construction) (since
                                                        Funds Trust (since                        1991); Director,
                                                        September 2001);                          Lexmark
                                                        President, Alfred P.                      International, Inc.
                                                        Sloan Foundation (since                   (printer
                                                        1989).                                    manufacturing) since
                                                                                                  1991); Director,
                                                                                                  Washington Post
                                                                                                  Company (media)
                                                                                                  (since 1989);
                                                                                                  Director, Polaroid
                                                                                                  Company (cameras
                                                                                                  and film) (since
                                                                                                  1993).

                                                                                      Number of
                                                                                    Portfolios in
                                           Term of                                    Excelsior
                                          Office and                                   Complex
                          Position(s)      Lenth of                                  Overseen by    Other Directorships
                         Held with the       Time     Principal Occupations(s)          Board          Held by Board
Name, Address, Age/(1)/    Companies      Served/(2)/   During Past 5 Years          Member/(3)/       Member/(4)/
-----------------------  -------------    ----------- ------------------------      -------------   --------------------
Mel Hall                   Director       Since 2000    Director of Excelsior           33                 None
   Age: 57                                              Fund and Excelsior
                                                        Tax-Exempt Fund (since
                                                        July 2000); Trustee of
                                                        Excelsior Funds Trust
                                                        (since July 2000); Chief
                                                        Executive Officer,
                                                        Comprehensive Health
                                                        Services, Inc. (health
                                                        care management and
                                                        administration).

Roger M. Lynch             Director       Since         Director of Excelsior           33        Director, SLD
   Age:  61                               September     Fund and Excelsior                        Commodities, Inc.
                                          2001          Tax-Exempt Fund and                       (importer of nuts)
                                                        Trustee of Excelsior                      (since 1991);
                                                        Funds Trust (since                        Chairman, Goldman
                                                        September 2001);                          Sachs Money Markets,
                                                        Retired; Chairman of the                  Inc. (from 1982 to
                                                        Board of Trustees of                      1986).
                                                        Fairfield University
                                                        (since 1996); President,
                                                        Corporate Asset Funding Co.,
                                                        Inc. (asset securitization)
                                                        securitization) (from
                                                        (from 1987 to 1999);
                                                         General Partner (from
                                                        1980 to 1986) and
                                                        Limited Partner (from
                                                        1986 to 1999),
                                                        Goldman Sachs & Co.;

Jonathan Piel              Director       Since 1994    Director of Excelsior           33        Director, Group for
   Age: 63                                              Fund and Excelsior                        the South Fork,
                                                        Tax-Exempt Fund (since                    Bridgehampton, New
                                                        1996); Trustee of                         York (since 1993);
                                                        Excelsior Funds Trust                     and Member, Advisory
                                                        (since 1994).                             Committee, Knight
                                                                                                  Journalism
                                                                                                  Fellowships,
                                                                                                  Massachusetts
                                                                                                  Institute of
                                                                                                  Technology (since
                                                                                                  1984).




                                                                                      Number of
                                                                                    Portfolios in
                                           Term of                                    Excelsior
                                          Office and                                   Complex
                          Position(s)      Lenth of                                  Overseen by    Other Directorships
                         Held with the       Time     Principal Occupations(s)          Board          Held by Board
Name, Address, Age/(1)/    Companies      Served/(2)/   During Past 5 Years          Member/(3)/        Member/(4)/
-----------------------  -------------    ----------- ------------------------      -------------   -------------------
OFFICERS

Stephen C. Hassenfelt      President      Since         Executive Vice                  N/A                N/A
    114 W. 47/th/ Street                  February      President, U.S. Trust
    New York, NY 10036                    2002          Corporation (since
    Age:  52                                            January 2002); Chairman,
                                                        U.S. Trust Company of
                                                        North Carolina (since
                                                        1999); Chairman and
                                                        Chief Executive Officer,
                                                        NCT Opportunities, Inc.
                                                        (since 1994); Chairman
                                                        and founder, North
                                                        Carolina Trust Company
                                                        (from 1984 to 1999);
                                                        President, Excelsior
                                                        Fund, Excelsior
                                                        Tax-Exempt Fund and
                                                        Excelsior Funds Trust
                                                        (since February 2002);
                                                        Director, Guilford
                                                        Mills, Inc. (since 1989)
                                                        and The Tenner Companies
                                                        (since 1993).

Brian F. Schmidt           Vice           Since 2001    Director, U.S. Trust            N/A                N/A
   225 High Ridge Road     President,                   Company (since 2002);
   Stamford, CT 06905      Chief                        Senior Vice President,
   Age 43                  Financial                    U.S. Trust Company
                           Officer and                  (since 1998); Vice
                           Treasurer                    President, U.S. Trust
                                                        Company (from 1996 to
                                                        1998); Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer, Excelsior
                                                        Fund, Excelsior
                                                        Tax-Exempt Fund and
                                                        Excelsior Funds Trust
                                                        (since February 2001);
                                                        Chief Financial Officer,
                                                        Excelsior Venture
                                                        Investors III, LLC and
                                                        Excelsior Venture
                                                        Partners III, LLC (since
                                                        1997) and UST Private
                                                        Equity Fund, Inc. (since
                                                        1995).

                                                                                      Number of
                                                                                    Portfolios in
                                           Term of                                    Excelsior
                                          Office and                                   Complex
                          Position(s)      Lenth of                                  Overseen by    Other Directorships
                         Held with the       Time     Principal Occupations(s)          Board          Held by Board
Name, Address, Age/(1)/    Companies      Served/(2)/   During Past 5 Years          Member/(3)/       Member/(4)/
-----------------------  -------------    ----------- ------------------------      -------------   --------------------
Frank Bruno                Vice           Since 2001    Vice President, U.S.            N/A                N/A
   225 High Ridge Road     President                    Trust Company (since
   Stamford, CT 06905      and                          1994); Vice President
   Age:  42                Assistant                    and Assistant Treasurer,
                           Treasurer                    Excelsior Fund,
                                                        Excelsior Tax-Exempt
                                                        Fund and Excelsior Funds
                                                        Trust (since February
                                                        2001); Treasurer:
                                                        Excelsior Venture
                                                        Investors III, LLC and
                                                        Excelsior Venture
                                                        Partners III, LLC (since
                                                        2001), Excelsior Private
                                                        Equity Fund II, Inc.
                                                        (since 1997) and UST
                                                        Private Equity Fund,
                                                        Inc. (since 1995).

W. Bruce McConnel          Secretary      Since 1984    Partner in the law firm         N/A                N/A
   One Logan Square                                     of Drinker Biddle &
   18/th/ & Cherry St.                                  Reath.
   Philadelphia, PA
   19103-6996
   Age: 59

Diana E. McCarthy          Assistant      Since         Partner in the law firm         N/A                N/A
   One Logan Square        Secretary      February      of Drinker Biddle &
   18/th/ & Cherry St.                    2002          Reath.
   Philadelphia, PA
   19103-6996
   Age: 51

Julia Babik                Assistant      Since 2001    Employed by SEI                 N/A                N/A
   530 E. Swedesford Rd.   Treasurer                    Investments since May
   Wayne, PA 19087                                      1993.  Director of Funds
   Age: 33                                              Accounting, SEI
                                                        Investments (since
                                                        2000); Fund Accounting
                                                        Manager (1997 to 2000).

Timothy Barto              Assistant      Since 2001    Employed by SEI                 N/A                N/A
   One Freedom Valley      Treasurer                    Investments since
   Drive                                                October 1999.  Vice
   Oaks, PA 19456                                       President and Assistant
   Age: 34                                              Secretary of SEI
                                                        Investments since
                                                        December 1999.
                                                        Associate at Dechert,
                                                        Price & Rhoads (1997 to
                                                        1999).  Associate at
                                                        Richter, Miller and Finn
                                                        (1993 to 1997).


--------------------------
/(1)/ Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.

/(2)/ Each director holds office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's By-Laws.
/(3)/ The Excelsior Funds Complex consists of the Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust, for which U.S. Trust serves as investment adviser. As of July 31, 2002, the Excelsior Complex consisted of 33 Funds.
/(4)/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

                  Until June 1, 2000, Mr. Wonham owned shares of U.S. Trust Corporation ("UST"), the Adviser's parent, which had a value in excess of $60,000. On June 1, 2000, UST completed its merger with The Charles Schwab Corporation ("Schwab"); at that time, Schwab purchased all of the outstanding shares of UST in exchange for shares of Schwab. As a result, Mr. Wonham received shares of Schwab with a value in excess of $60,000. As of December 31, 2001, Mr. Wonham had sold all of his Schwab shares.

                  The Companies' Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Companies' Board in the event a position is vacated or created. The Nominating Committee met once during the Companies' fiscal year ended March 31, 2002. At that meeting, held on May 18, 2001, the Nominating Committee nominated Messrs. Gomory and Lunch for election to the Companies' Board. The Nominating Committee will consider nominees recommended by the Companies' shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Companies.

                  Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. Drinker Biddle & Reath LLP, of which Mr. McConnel and Ms. McCarthy are partners, receives legal fees as counsel to the Companies. The employees of U.S. Trust Company and SEI do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Companies.

         The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2001./1/


                                                                                              Aggregate Dollar Range of
                                                                                               Equity Securities in All
                                                                                              Funds in the Fund Complex
                                                   Dollar Range of Equity                          Overseen by the
Name of Director/Trustee                       Securities in the Fund Complex                      Director/Trustee
------------------------                       ------------------------------                      ----------------
Frederick S. Wonham                            Excelsior Funds, Inc.                                Over $100,000
                                                  Value and Restructuring Fund
                                                   $10,001 - $50,000
                                               Excelsior Tax-Exempt Funds, Inc.
                                                 Tax-Exempt Money Fund
                                                   over $100,000
                                               All other Funds:            None

Rodman L. Drake                                Excelsior Tax-Exempt Funds, Inc.                      $1 - $10,000
                                                 Long-Term Tax-Exempt Fund
                                                   $1-$10,000
                                               All other funds:            None

Ralph E. Gomory                                                    None                                  None


Mel Hall                                                           None                                  None

Roger M. Lynch                                                     None                                  None

Jonathan Piel                                  Excelsior Funds, Inc.                                Over $100,000
                                                 Money Fund
                                                   $1 - $10,000
                                                 Blended Equity Fund
                                                   $50,001 - $100,000
                                                 Managed Income Fund
                                                   $10,001 - $50,000
                                                 Large Cap Growth Fund
                                                   $10,001 - $50,000
                                                 Pacific/Asia Fund
                                                   $10,001 - $50,000
                                                 Pan European Fund
                                                   $10,000-$50,000
                                                 Value and Restructuring Fund
                                                   $50,001 - $100,000
                                               Excelsior Tax-Exempt Funds, Inc.
                                                 Intermediate-Term
                                                 Tax-Exempt Fund
                                                   $50,001 - $100,000
                                               All other Funds:    None


---------------------
/1/     Fund Complex means the Companies and Excelsior Funds Trust.

          As of July 2, 2002, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.


          The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.


                                                           Pension or
                                       Aggregate           Retirement                              Total Compensation
                                      Compensation       Benefits Accrued       Estimated          from the Companies
Name of                                   from              as Part of       Annual Benefits       and Fund Complex*
Person/Position                      the Companies         Fund Expenses     Upon Retirement       Paid to Directors
---------------                      -------------         -------------     ---------------       -----------------
Rodman L. Drake
Director                                 $46,130               None                 None              $55,172(3)**

Joseph H. Dugan***
Director                                 $15,000               None                 None              $17,500(3)**

Wolfe J. Frankl***
Director                                 $15,000               None                 None              $17,500(3)**

Roger M. Lynch****                       $18,722               None                 None              $22,597(3)**
Director

Ralph E. Gomory****                      $13,722               None                 None              $16,597(3)**
Director

Jonathan Piel
Director                                 $44,848               None                 None              $53,489(3)**

Robert A. Robinson***
Director                                 $17,000               None                 None              $20,000(3)**

Alfred C. Tannachion***
Director                                 $15,000               None                 None              $17,500(3)**

Mel Hall
Director                                 $42,848               None                 None              $50,989(3)**

Frederick S. Wonham
Chairman of the Board,
President and Treasurer                  $54,450               None                 None              $67,591(3)**


----------


* The "Fund Complex" consists of the Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.
** Number of investment companies in the Fund Complex for which director served as director or trustee.
*** Messrs. Dugan, Frankl, Robinson and Tannachion retired from the Boards as of July 27, 2001.

**** Messrs. Gomory and Lynch were elected to the Boards on September 7,
2001.


Investment Advisory and Administration Agreements

          U. S. Trust New York and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment

Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. U.S. Trust New York and U.S. Trust Company provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust - New York Fund Advisers Division and U.S. Trust - Connecticut Fund Advisers Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

          Prior to May 31, 2000, U.S. Trust served as investment adviser to the Money, Government Money, Treasury Money and Tax-Exempt Money Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for the Funds.

          For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each of the Money, Government Money and Tax-Exempt Money Funds; 0.30% of the Treasury Money Fund's average daily net assets; and 0.50% of the New York Tax-Exempt Money Fund's average daily net assets.

          The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2003.


          For the fiscal years ended March 31, 2002, 2001 and 2000, the Companies paid the Adviser fees for advisory services as follows:



                                                Fiscal Year ended     Fiscal Year ended      Fiscal Year ended
                                                 March 31, 2002         March 31, 2001         March 31, 2000
                                                 --------------         --------------         --------------
Money Fund                                         $ (254,587)            $  190,690             $1,812,027

Government Money Fund                              $2,485,921             $2,417,036             $1,707,384

Treasury Money Fund                                $1,636,484             $1,313,022             $1,317,831

Tax-Exempt Money Fund                              $3,622,648             $3,879,663             $2,755,240

New York Tax-Exempt Money Fund                     $2,019,813             $1,501,289             $1,599,304



          For the fiscal years ended March 31, 2002, 2001 and 2000, the Adviser's waivers reduced advisory fees by the following:



                                       Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                                         March 31, 2002          March 31, 2001          March 31, 2000
                                         --------------          --------------          --------------
Money Fund                                 $5,542,318              $4,486,245              $1,182,749

Government Money Fund                      $  361,359              $  316,995              $  273,569

Treasury Money Fund                        $  181,730              $  236,505              $  100,084

Tax-Exempt Money Fund                      $2,587,878              $1,642,130              $1,009,060

New York Tax-Exempt Money Fund             $1,301,481              $1,126,976              $   39,686



          At a meeting held on July 31, 2002, the Boards of Directors of the Companies, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Companies' Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Companies, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Companies; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

          Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

          After discussion, each Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage each Company. Each Board of Directors also concluded that based on the services that the Adviser would provide to each Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, each Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.


          The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment

Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


                  U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc. Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.


                  SEI, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

                  The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Companies and Excelsior Funds Trust (except for the international portfolios of Excelsior Fund and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust) as follows:

                   Combined Aggregate Average Daily Net Assets
                of Excelsior Fund, Excelsior Tax-Exempt Fund and
                        Excelsior Funds Trust (excluding
                 the international portfolios of Excelsior Fund
                           and Excelsior Funds Trust)

                                                           Annual Fee

         First $200 million ..............................   0.200%
         Next $200 million ...............................   0.175%
         Over $400 million ...............................   0.150%


                  Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2003, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

                  For the fiscal years ended March 31, 2002, 2001 and 2000, the Funds paid the following administration fees:



                                  Fiscal Year ended      Fiscal Year ended        Fiscal Year ended
                                   March 31, 2002          March 31, 2001           March 31, 2000
                                   --------------       -------------------      --------------------


Money Fund                           $2,527,890              $2,843,576               $1,822,501

Government Money Fund                $1,378,933              $1,662,263               $1,206,118

Treasury Money Fund                  $  721,552              $  785,094               $  719,231

Tax-Exempt Money                     $2,965,158              $3,357,250               $2,291,147

New York Tax-Exempt Money Fund       $  792,591              $  798,993               $  498,766

                  For the fiscal years ended March 31, 2002, 2001 and 2000, the Administrators waived the following administration fees:

                                  Fiscal Year ended       Fiscal Year ended       Fiscal Year ended
                                   March 31, 2002          March 31, 2001          March 31, 2000
                                   --------------        -------------------     ------------------

Money Fund                            $687,066                   $0                     $   0

Government Money Fund                 $352,222                   $28                    $ 238

Treasury Money Fund                   $199,678                   $0                     $   0

Tax-Exempt Money Fund                 $810,861                   $0                     $   0

New York Tax-Exempt Money Fund        $217,087                   $0                     $   0



Shareholder Organizations

                  The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Retail Shares or Institutional Shares in consideration for a Fund's payment of not more than the annual rate of 0.40%, of which no more than ..25% is a "service fee" within the meaning of Rule 2830(d)(5) of the National Association of Securities Dealers, Inc., or 0.15%, respectively, of the average daily net assets of the Fund's Retail Shares or Institutional Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Retail Shares or Institutional Shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Retail Shares or Institutional Shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

                  The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

                  Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.


                  For the fiscal year ended March 31, 2002, the Company made payments to Shareholder Organizations in the following amounts:

                                                          Amounts Paid to Affiliates of
                                       Total Paid                   U.S. Trust
                                       ----------         -----------------------------

Money Fund                              $5,466,643                $1,941,599

Government Money Fund                   $  382,403                $  361,359

Treasury Money Fund                     $  181,730                $  181,730

Tax-Exempt Money Fund                   $2,587,879                $2,587,878

New York Tax-Exempt Money Fund          $   28,059                $   28,059

Expenses


                  Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent


                  The J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreements, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

                  State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem Shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

                  State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

                  Prior to September 24, 2001, U.S. Trust New York served as the Funds' transfer agent and dividend disbursing agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreements currently in effect for the Funds.

                             PORTFOLIO TRANSACTIONS

                  Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of each of the Funds.

                  The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Funds.

                  Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

                  The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

                  In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

                  Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

           Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

           Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

           The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2002, the Money Fund held commercial paper issued by American Express with a principal amount of $100,000,000, commercial paper issued by Goldman Sachs Group, Inc. with a principal amount of $100,000,000 and commercial paper issued by Morgan Stanley Dean Witter with a principal amount of $100,000,000.


                              INDEPENDENT AUDITORS


           Ernst & Young LLP independent auditors, 200 Clarendon Street, Boston, MA 02116 serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 2002 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                     COUNSEL


           Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Ms. McCarthy, Assistant Secretary of the Companies, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Companies.


                     ADDITIONAL INFORMATION CONCERNING TAXES

           The following supplements the tax information contained in the Prospectus.

           For federal income tax purposes, each Fund is treated as a separate corporate entity, and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Securities) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


           A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

           A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

           The Tax-Exempt Funds are not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenue derived by all users of such facilities (or who occupies more than 5% of the total usable area of such facilities) or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

           In order for the Tax-Exempt Funds to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Tax-Exempt Funds will notify their shareholders of the portion of the dividends paid by such Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Tax-Exempt Funds cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Tax-Exempt Funds during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Tax-Exempt Funds for such year.

           The Tax-Exempt Funds intend to distribute to their shareholders any investment company taxable income earned by such Fund for each taxable year. In general, the Tax-Exempt Funds' investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional shares).

           The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Funds' distributions, if any, that are attributable to intent on federal securities or interest on securities of the particular state or localities within the state. For example, distributions from the New York Tax-Exempt Money Fund will generally be exempt from federal, New York State and New York City taxes.

                                YIELD INFORMATION

           Each Fund may advertise its seven-day yield which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also advertise their "effective yields" which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment.

           Yields will fluctuate and any quotation of yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.

           The standardized annualized seven-day yields for the Shares of the Funds are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund involved, having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each of the Funds includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all Shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, each Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

           From time to time, in advertisements, sales literature or in reports to shareholders, the yields of each Money Market Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of such a Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by iMoneyNet, Inc.'s Money Fund Report of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. The yields of the Taxable Funds may also be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

           Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Funds' yields.

           The current yields for the Funds' Shares may be obtained by calling
(800) 446-1012. For the seven-day period ended March 31, 2002, the annualized yields for Retail Shares of the Money Fund, Government Money Fund, Treasury Money Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund were 1.43%, 1.26%, 1.23%, 0.91% and 0.89%, respectively, and the effective yields for Retail Shares of such respective Funds were 1.44%, 1.27%, 1.24%, 0.91% and 0.89%.

           The "tax-equivalent" yield of the Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any of the yield that is not exempt from federal income tax. Tax-equivalent yields assume the payment of federal income taxes at a rate of 30.0%. However, recently enacted federal tax legislation will reduce federal marginal tax rates by up to 4.1 percentage points over the next four years.

           The "tax-equivalent" yield of the New York Tax-Exempt Money Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume a federal income tax rate of 30.0%, a New York State and New York City marginal income tax rate of 10.21% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 37.15%.

           Based on the foregoing calculation, the annualized tax-equivalent yield of the Retail Shares of the Tax-Exempt Money Fund and the New York Tax-Exempt Money Fund for the seven-day period ended March 31, 2002 were 1.30% and 1.42%.

                                 CODE OF ETHICS

           The Companies, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

           As used herein, "assets belonging to a Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's Shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

           As of July 2, 2002, U.S. Trust and its affiliates held of record 91.12%, 90.79%, 69.57%, 96.65% and 86.06% of the Money, Government Money,
Treasury Money, Tax-Exempt Money and New York Tax-Exempt Money Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such Retail Shares.

           As of July 2, 2002, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: MONEY MARKET FUND: Headstrong Inc., 320 Park Avenue, Suite 2500, New York, New York 10022, 6.13%; and Welsh Carson Anderson and Stowe, 320 Park Avenue, Suite 2500, New York, New York 10022, 6.13%.

                              FINANCIAL STATEMENTS

           The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2002 (the "2002 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2002 Annual Reports are incorporated by reference herein. The financial statements included in the 2002 Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose report thereon also appears in the 2002 Annual Reports and is incorporated by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2002 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS



Short-Term Credit Ratings



         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:



         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.



         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.



         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


Long-Term Credit Ratings



         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.



         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.



         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC."



Notes to Short-Term and Long-Term Credit Ratings



Standard & Poor's



     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.



       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.



          .  Positive means that a rating may be raised.

          .  Negative means that a rating may be lowered.

          .  Stable means that a rating is not likely to change.

          .  Developing means a rating may be raised or lowered.

          .  N.M. means not meaningful.



Moody's



       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.



Fitch



       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.



       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.



       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


Municipal Note Ratings


       A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:



         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.



         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.



         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings



A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.



Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                              EXCELSIOR FUNDS, INC.

                               Blended Equity Fund
                              Large Cap Growth Fund
                                 Small Cap Fund
                          Value and Restructuring Fund
                        Energy and Natural Resources Fund
                                Real Estate Fund
                                 Technology Fund
                               Biotechnology Fund



                       STATEMENT OF ADDITIONAL INFORMATION



                                 August 1, 2002


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the Blended Equity, Value and Restructuring, Small Cap, Large Cap Growth, Energy and Natural Resources, Real Estate, Technology and Biotechnology Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated August 1, 2002 (the "Prospectus"). A copy of the Prospectuses may be obtained by writing Excelsior Funds, Inc., c/o SEI Investments Mutual Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectuses.

     The audited financial statements and related report of Ernst & Young
LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2002 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                                TABLE OF CONTENTS
                                -----------------

                                                                                      Page
                                                                                      ----
CLASSIFICATION AND HISTORY ........................................................      1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS .......................................      1
         Investment Philosophy and Strategies .....................................      1
         Additional Investment Policies ...........................................      2
         Additional Investment Policies -- Energy and Natural Resources Fund ......      2
         Additional Investment Policies -- Real Estate Fund .......................      3
         Additional Information on Portfolio Instruments ..........................      5
         American, European and Global Depository Receipts ........................      5
INVESTMENT LIMITATIONS ............................................................     15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ....................................     22
         Distributor ..............................................................     22
         Purchase of Shares .......................................................     22
         Redemption Procedures ....................................................     23
         Other Redemption Information .............................................     24
INVESTOR PROGRAMS .................................................................     24
         Systematic Withdrawal Plan ...............................................     24
         Exchange Privilege .......................................................     25
         Retirement Plans .........................................................     26
         Automatic Investment Program .............................................     26
         Additional Information ...................................................     27
DESCRIPTION OF CAPITAL STOCK ......................................................     27
MANAGEMENT OF THE FUNDS ...........................................................     28
         Directors and Officers ...................................................     28
         Investment Advisory and Administration Agreements ........................     36
         Shareholder Organizations ................................................     42
         Expenses .................................................................     43
         Custodian and Transfer Agent .............................................     43
PORTFOLIO TRANSACTIONS ............................................................     44
PORTFOLIO VALUATION ...............................................................     48
INDEPENDENT AUDITORS ..............................................................     49
COUNSEL ...........................................................................     49
ADDITIONAL INFORMATION CONCERNING TAXES ...........................................     49
PERFORMANCE INFORMATION ...........................................................     51
CODE OF ETHICS ....................................................................     56
MISCELLANEOUS .....................................................................     56
FINANCIAL STATEMENTS ..............................................................     56
APPENDIX A ........................................................................    A-1
APPENDIX B ........................................................................    B-1

                           CLASSIFICATION AND HISTORY

           Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and, except for the Real Estate, Technology and Biotechnology Funds, is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Each of the Funds offers only one class of shares, called "Shares." Prior to August 1, 1997, the Blended Equity Fund, Value and Restructuring Fund and Small Cap Fund were known as the Equity Fund, Business and Industrial Restructuring Fund and Early Life Cycle Fund, respectively. Prior to August 18, 1997, the Energy and Natural Resources Fund was known as the Long-Term Supply of Energy Fund.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

           The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the Blended Equity, Value and Restructuring, Small Cap, Energy and Natural Resources and Biotechnology Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Large Cap Growth, Real Estate and Technology Funds may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

Investment Philosophy and Strategies

           In managing investments for the Funds, the Adviser follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. Its approach begins with the conviction that all worthwhile investments are grounded in value. The Adviser believes that an investor can identify fundamental values that eventually should be reflected in market prices, such that over time, a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

           The Adviser's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership.

           Portfolio holdings will include equity securities of companies having capitalizations of varying amounts, and the Funds may invest in the securities of high growth, small companies when the Adviser expects earnings and the price of the securities to grow at an above-average rate. The Small Cap Fund emphasizes such companies. Certain securities owned by the Funds may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, there may be a greater fluctuation in the value of a Fund's shares, and a Fund may be required, in order to satisfy redemption requests or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

Additional Investment Policies


           Normally, up to 20% (35% with respect to the Value and Restructuring
Fund) of each Fund's total assets may be invested in other securities and instruments including, e.g., other investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if unrated, determined by the Adviser to be of comparable quality), warrants, options and futures instruments as described in more detail below. During temporary defensive periods or when the Adviser believes that suitable stocks or convertible securities are unavailable, each Fund may hold cash and/or invest some or all of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.


Additional Investment Policies -- Energy and Natural Resources Fund


           Under normal circumstances, at least 80% of the Energy and Natural Resources Fund's net assets will be invested in the securities of companies that are in the energy and other natural resources groups of industries. Energy and natural resources encompass a number of traditional industry classifications, including among others: mining of metals, coal and other minerals; oil and gas extraction; production of petroleum, coal and newer resources such as geothermal and solar energy; pipeline companies; and agricultural industries including crops, livestock, and forestry and timberland. Normally, investments in energy companies will constitute a substantial portion of these investments, and at least 50% of the Fund's total assets will be invested in crude oil, petroleum and natural gas companies. This policy reflects the Adviser's belief that these hydrocarbon resources represent the primary component of world energy needs. However, the amount may be reduced if there are changes in governmental regulations, world economic and political events, exploration or production spending, supply, demand or prices of crude oil, petroleum, natural gas or other energy sources, and in the Adviser's opinion, such changes would have an adverse affect on the securities of such companies.


           The Fund's concentration in companies that are in the energy and other natural resources groups of industries subjects it to certain risks. The value of common stock, preferred stock and securities convertible into common stock of companies in which the Fund invests will fluctuate pursuant to market conditions, generally, as well as the market for the particular natural resource in which the issuer is involved. Furthermore, the values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource. In addition, inflationary pressures and rising interest rates may affect the demand for certain natural resources such as timber. Accordingly, the Fund may shift its emphasis from one natural resources industry to another depending on prevailing trends or developments.

           As noted above, the Fund expects to invest a substantial portion of its assets in energy companies. Energy-related investments are affected generally by supply, demand, and other competitive factors for the companies' specific products and services. They are also affected by unpredictable factors such as the supply and demand for oil, gas, electricity and other energy sources, prices of such energy sources, exploration and production spending, governmental regulation, and world economic and political events. In addition, utilities firms in the energy field are subject to a variety of factors affecting the public utilities industries, including: difficulty obtaining adequate returns on invested capital which are typically subject to the control and scrutiny of public service commissions; restrictions on operations and increased costs and delays as a result of environmental considerations; costs of and ability to secure financing for large construction and development projects; difficulties in obtaining secure energy resources; the uncertain effects of conservation efforts; and a variety of issues concerning financing, governmental approval and environmental aspects of nuclear power facilities.

           The Fund may invest up to 35% of its total assets in gold and other precious metal bullion and coins ("precious metals"). Precious metals will only be bought from and sold to banks (both U.S. and foreign), and dealers who are members of, or affiliated with members of, a regulated U.S. commodities exchange, in accordance with applicable investment laws. Precious metal bullion will not be purchased in any form that is not readily marketable. Coins will not be purchased for their numismatic value and will not be considered for the Fund if they cannot be bought or sold in an active market. Any bullion or coins purchased by the Fund will be delivered to and stored with a qualified custodian bank in the United States. Investors should be aware that precious metals do not generate income, offering only the potential for capital appreciation and depreciation, and may subject the Fund to higher custody and transaction costs than those normally associated with the ownership of securities. Investments relating to precious metals are considered speculative.

           In addition to its authority to purchase precious metals, the Fund may invest to a significant degree in companies in the precious metals industry. Investments related to precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. Prices of precious metals may fluctuate sharply over short periods due to several factors, including: changes in inflation or expectations regarding inflation in various countries; currency fluctuations; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals. Under current federal tax law, the Fund would fail to qualify as a regulated investment company if its gains from the sale or other disposition of precious metals were to exceed 10% of the Fund's annual gross income. Therefore, this limitation may cause the Fund to hold or sell precious metals or securities when it would not otherwise be advantageous to do so.

           At present, South Africa, the United States, Australia, Canada and the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union) are the five major producers of gold bullion. Therefore, political and economic conditions in these and other gold-producing countries may pose certain risks to the Fund's investments in gold and gold-related companies. These include the effect of social and political unrest on mining production and gold prices, as well as the threat of nationalization or expropriation by the various governments involved.

Additional Investment Policies -- Real Estate Fund


           Under normal circumstances, at least 80% of the Real Estate Fund's net assets will be invested in companies principally engaged in the real estate business, such as real estate investment trusts ("REITs"), real estate developers, mortgage lenders and servicers, construction companies and building material suppliers. A company is "principally engaged" in the real estate business if, at the time of investment, the company derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that such company has at least 50% of its assets in such real estate.

           It is expected that the Fund will invest a majority of its assets in shares of REITs during normal market and economic conditions. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

           REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rental and lease payments. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs make loans to commercial real estate developers and derive their income primarily from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs.

           Although the Fund will not invest in real estate directly, it is subject to the same risks that are associated with the direct ownership of real estate. In general, real estate values are affected by a variety of factors, including: supply and demand for properties; the economic health of the country, different regions and local markets; and the strength of specific industries renting properties. An equity REIT's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

           Changes in interest rates could affect the performance of REITs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's performance. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs.

           While equity REITs are affected by changes in the value of the underlying properties they own, mortgage REITs are affected by changes in the value of the properties to which they have extended credit. REITs may not be diversified and are subject to the risks involved with financing projects. REITs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

           Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

           Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

Additional Information on Portfolio Instruments

     American, European and Global Depository Receipts

           The Funds may invest in the securities of foreign issuers directly or indirectly through sponsored and unsponsored American Depository Receipts ("ADRs"). ADRs represent receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign issuers. The Energy and Natural Resources Fund may also invest in sponsored and unsponsored European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks which evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to a Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

           Investments in unsponsored ADRs involve additional risk because financial information based on generally accepted accounting principles ("GAAP") may not be available for the foreign issuers of the underlying securities. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Funds may also enter into foreign currency exchange transactions for hedging purposes.

           Borrowing and Reverse Repurchase Agreements

           Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

           Debt Securities and Convertible Securities

           Each Fund may invest in investment grade debt and convertible securities of domestic and foreign issuers. The convertible securities in which these Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. Debt obligations rated in the lowest of the top four investment grade ratings ("Baa" by Moody's and "BBB" by S&P), commonly known as "junk bonds," are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. The Funds will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities they hold if such debt securities are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign debt and convertible securities are generally unrated.

          Forward Currency Transactions

          Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Futures Contracts and Related Options

          Each Fund may invest in futures contracts and options thereon. They may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

          Futures contracts will not be entered into for speculative purposes, but to hedge risks associated with a Fund's securities investments. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of a Fund's total assets may be hedged.

          Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

          Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom such Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          See Appendix B for further discussion of future contracts and options.

          Government Obligations

          The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          Illiquid Securities

          No Fund will knowingly invest more than 10% (15% with respect to the Large Cap Growth, Energy and Natural Resources, Real Estate, Technology and Biotechnology Funds) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Investment Company Securities

          Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e. money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by each Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.

          Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Money Market Instruments

          All Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of a Fund's total assets may be invested in any one branch, and no more than 20% of a particular Fund's total assets at the time of purchase may be invested in the aggregate in such obligations. With respect to each Fund, other than the Blended Equity Fund, this limitation may be changed by the Company's Board of Directors without shareholder approval. See "Investment Limitations." Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at the time of purchase.

          Investments by the Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

          Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument.

          Options

          The Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth, Technology and Biotechnology Funds may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such purchases would be in an amount not exceeding 5% of each such Fund's net assets. Such options may relate to particular securities or to various stock and bond indices. Purchase of options is a highly specialized activity which entails greater than ordinary investment risks, including a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Value and Restructuring, Energy and Natural Resources, Real Estate, Small Cap, Large Cap Growth, Technology and Biotechnology Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

          Each Fund may engage in writing covered call options (options on securities owned by the particular Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by each Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

          When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

          When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

          Options on Futures Contracts

          Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.

Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

          Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

          Portfolio Turnover

          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. (See "Additional Information Concerning Taxes").

          Real Estate Investment Trusts

          Each Fund, other than the Energy and Natural Resources, Technology and Biotechnology Funds, may invest in REITs. See also "Additional Investment Policies - Real Estate Fund."


          Repurchase Agreements

          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser, pursuant to guidelines established by the Company's Board of Directors. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations described below under "Illiquid Securities." The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          Securities Lending

          To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. When a Fund lends its securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to lent securities pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

          There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          When-Issued and Forward Transactions

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

          It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                             INVESTMENT LIMITATIONS

          As described below, certain investment limitations are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

          The following investment limitations are fundamental with respect to each of the Funds. Each Fund may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) each of the Blended Equity, Value and Restructuring, Small Cap and Energy and Natural Resources Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Large

Cap Growth, Real Estate, Technology and Biotechnology Funds may lend portfolio securities in accordance with their investment objectives and policies; and

          2. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) with respect to the Blended Equity Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. Government or domestic bank obligations, (ii) with respect to the Value and Restructuring and Small Cap Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, (iii) with respect to the Energy and Natural Resources Fund, there is no limitation with respect to securities of companies in the energy and other natural resources groups of industries or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) with respect to the Real Estate Fund, the Fund will concentrate its investments in the securities of issuers principally engaged in the real estate business; (v) with respect to the Large Cap Growth, Real Estate, Technology and Biotechnology Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities;
(vi) with respect to the Technology Fund, the Fund will concentrate its investments in the securities of technology companies; (vii) with respect to the Biotechnology Fund, the Fund will concentrate its investments in the securities of biotechnology companies; and (viii) with respect to all Funds except the Energy and Natural Resources and Biotechnology Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

          The following investment limitations are fundamental with respect to each of the Blended Equity, Value and Restructuring, Small Cap and Energy and Natural Resources Funds. Each such Fund may not:

          3. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate; and

          The following investment limitations are fundamental with respect to each of the Blended Equity, Value and Restructuring and Small Cap Funds. Each such Fund may not:

          5. Purchase securities of any one issuer, other than U.S. Government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation; and

          6. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

          The following investment limitations are fundamental with respect to the Large Cap Growth Fund. The Fund may not:

          7. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

          8. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or other investment companies if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

          9. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          10. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          11. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          12. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Energy and Natural Resources Fund. The Fund may not:

          13. Purchase or sell commodities or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may, in accordance with its investment objective and policies, (i) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments, (ii) enter into commodity futures contracts and other futures contracts, (iii) enter into options on commodities and futures contracts, (iv) invest in gold and other precious metal bullion and coins, and
(v) enter into forward contracts on foreign currencies and precious metals;

          14. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge; and

          15. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security.

          The following investment limitations are fundamental with respect to the Real Estate Fund. The Fund may not:

          16. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge;

          17. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          18. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          19. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          20. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Technology and Biotechnology Funds. Each Fund may not:

          21. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act. Optioned stock held in escrow is not deemed to be a pledge. Any borrowed money will be used to meet redemption requests.

          22. Act as an underwriter of securities within the meaning of the 1933 Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting;

          23. Purchase or sell real estate, except that (a) the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by real estate or interests therein, and (b) the Fund may hold and sell any real estate it acquires as a result of the Fund's ownership of such securities;

          24. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

          25. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that the Fund may: (a) purchase publicly traded securities of companies engaging in whole or in part in such activities or invest in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with its investment objective and policies, and (b) purchase and sell options, forward contracts, futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Blended Equity and Technology Funds, but are operating policies with respect to the Value and Restructuring, Small Cap, Large Cap Growth, Energy and Natural Resources and Real Estate Funds. No Fund may:

          26. Purchase securities on margin, make short sales of securities, or maintain a short position;

          27. Invest in companies for the purpose of exercising management or control; and

          28. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitations are fundamental with respect to the Blended Equity Fund. The Fund may not:

          29. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks, if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks;

          30. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

          31. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets;

          32. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

          33. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities.

          The following investment limitation is fundamental with respect to the Value and Restructuring and Small Cap Funds. The Value and Restructuring and Small Cap Funds may not:

          34. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit either Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities or from investing in liquidating trust receipts, certificates of beneficial ownership or other instruments in accordance with their investment objectives and policies, and (ii) each Fund may enter into futures contracts and futures options.

          The following investment limitations are fundamental with respect to the Biotechnology Fund but are operating policies with respect to the Real Estate Fund. The Fund may not:

          35. Invest in companies for the purpose of exercising management or control; and

          36. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

          The following investment limitation is an operating policy of the Small Cap, Large Cap Growth, Technology and Biotechnology, Energy and Natural Resources and Real Estate Funds. The Funds may not:

          37. Under normal circumstances, invest less than 80% of their net respective assets in the type of investment suggested by their names. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to a Fund's 80% investment limitation.

          The following investment limitation is an operating policy of the Biotechnology and Real Estate Funds. The Funds may not:

          38. Purchase securities on margin (except in connection with purchases of futures or options in compliance with its investment strategies), make short sales of securities or maintain a short position.

                                      * * *

          In addition to the investment limitations described above, no Fund may invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

          The Value and Restructuring, Small Cap, Large Cap Growth, Energy and Natural Resources, Real Estate, Technology and Biotechnology Funds may not invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of their respective total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank; or (ii) more than 20% of their respective total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks. In addition, the Large Cap Growth, Real Estate, Technology and Biotechnology Funds will not purchase portfolio securities while borrowings in excess of 5% of their total assets are outstanding. These investment policies may be changed by the Company's Board of Directors without shareholder approval.

          The Blended Equity Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

          Each Fund, other than the Energy and Natural Resources and Real Estate Funds, currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain from entering into arbitrage transactions.

          For the purpose of Investment Limitation Nos. 4 and 18, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

          Notwithstanding Investment Limitation No. 30, the Company intends to limit the Blended Equity Fund's investments in illiquid securities to 10% of such Fund's net (rather than total) assets. In addition, the Blended Equity Fund may not purchase or sell commodities except as provided in Investment Limitation No. 33 above.

          With respect to the Funds' fundamental Investment Limitation Nos. 6, 7 and 14 asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

          With respect to the Biotechnology Fund's fundamental Investment Limitation No. 36, the Fund may purchase or otherwise acquire any security issued by any other investment company (the "acquired company") only if, immediately after such purchase or acquisition, the Fund owns in the aggregate:
(i) less than 3% of the total outstanding voting stock of the acquired company;
(ii) securities issued by the acquired company having an aggregate value of less than 5% of the value of the Fund's total assets; and (iii) securities issued by the acquired company and all other investment companies having an aggregate value of less than 10% of the value of the Fund's total assets.

          If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 37, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

          Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

          At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

          In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

          Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

          Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

          Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), the Funds' transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Management of the Fund -- Shareholder Organizations."

Redemption Procedures

          Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS.

          As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

          BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

          Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

          During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

          The Company may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading on the New York Stock Exchange (the "NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

          In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

          The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

          Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

          An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

       (a)  A fixed-dollar withdrawal;

       (b)  A fixed-share withdrawal;

       (c) A fixed-percentage withdrawal (based on the current value of the account); or

       (d)  A declining-balance withdrawal.

       Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

       Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for shares of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

       Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See the Company's International Fund's Prospectus and Excelsior Funds Trust's Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Company may also refuse an exchange request if it determines that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

       For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the

Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

              Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          .   Keogh Plans for self-employed individuals.

              Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

              The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

              The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

              Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

              The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 47 series of shares representing interests in 19 investment portfolios.

              Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

              Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

              Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

              Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

              The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

              Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

              Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers


              The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Company's directors is deemed an "interested person" of the Company as defined in the 1940 Act.

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                                                                              Complex
                           Position(s) Held     Term of Office          Principal           Overseen by
                               with the         and Length of         Occupation(s)            Board          Other Directorships
 Name, Address, Age/(1)/       Company         Time Served/(2)/    During Past 5 Years      Member/(3)/    Held by Board Member/(4)/
 -----------------------       -------         ----------------    -------------------      -----------    -------------------------
Directors

Frederick S. Wonham        Director,           Since 1995         Retired; Chairman of the      33         Vice Chairman of U.S.
    Age: 70                Chairman of the                        Board and Director                       Trust Corporation and
                           Board                                  (since 1997) and                         U.S. Trust New York
                                                                  President and Treasurer                  (from February 1990
                                                                  (1995 to February 2002)                  until September 1995);
                                                                  of the Company and                       and Chairman, U.S.
                                                                  Excelsior Tax-Exempt                     Trust Company (from
                                                                  Fund; Chairman of the                    March 1993 to May 1997).
                                                                  Board and Trustee (since
                                                                  1997), President and
                                                                  Treasurer (1995 to
                                                                  February 2002) of
                                                                  Excelsior Funds Trust.

Rodman L. Drake            Director            Since 1994         Director of the Company       33         Director, Parsons
    Age: 59                                                       and Excelsior Tax-Exempt                 Brinkerhoff, Inc.
                                                                  Fund (since 1996);                       (engineering firm)
                                                                  Trustee of Excelsior                     (since 1995); Chairman,
                                                                  Funds Trust (since                       MetroCashcard
                                                                  1994); President,                        International, Inc.
                                                                  Continuation Investments                 (since 1999); Director,
                                                                  Group, Inc. (since  1997);               Hotelvision, Inc.
                                                                  President, Mandrake Group                (since 1999); Director,
                                                                  (investment and consulting               Alliance Group
                                                                  firm (1994-1997).                        Services, Inc. (since
                                                                                                           1998); Director, Clean
                                                                                                           Fuels Technology Corp.
                                                                                                           (since 1998); Director,
                                                                                                           Absolute Quality Inc.
                                                                                                           (since 2000); Director,
                                                                                                           Hyperion Total Return
                                                                                                           Fund, Inc. and three
                                                                                                           other funds for which
                                                                                                           Hyperion Capital
                                                                                                           Management, Inc. serves
                                                                                                           as investment adviser
                                                                                                           (since 1991); Director,
                                                                                                           The Latin American
                                                                                                           Smaller Companies Fund,
                                                                                                           Inc. (from 1993 to
                                                                                                           1998).

                                                                                             Number of
                                                                                           Portfolios in
                                                                                             Excelsior
                                                                                              Complex
                           Position(s) Held    Term of Office            Principal          Overseen by
                               with the        and Length of           Occupation(s)           Board         Other Directorships
 Name, Address, Age/(1)/       Company        Time Served/(2)/      During Past 5 Years     Member/(3)/   Held by Board Member/(4)/
 -----------------------       -------        ----------------      -------------------     -----------   -------------------------
Ralph E. Gomory             Director         Since              Director of the Company         33        Director, Ashland, Inc.
     Age: 72                                 September 2001     and Excelsior Tax-Exempt                  (refining, distribution,
                                                                Fund and Trustee of                       road construction) (since
                                                                Excelsior Funds Trust                     1991); Director, Lexmark
                                                                (since September 2001);                   International, Inc.
                                                                President, Alfred P.                      (printer manufacturing)
                                                                Sloan Foundation (since                   since 1991); Director,
                                                                                                          Washington Post Company
                                                                                                          (media) (since 1989);
                                                                                                          Director, Polaroid Company
                                                                                                          (cameras and film) (since
                                                                                                          1993).

Mel Hall                    Director         Since 2000         Director of the Company         33                  None
     Age: 57                                                    and Excelsior Tax-Exempt
                                                                Fund (since July
                                                                2000); Trustee of
                                                                Excelsior Funds
                                                                Trust (since July
                                                                2000); Chief
                                                                Executive
                                                                Officer,
                                                                Comprehensive
                                                                Health Services,
                                                                Inc. (health care
                                                                management and
                                                                administration).

Roger M. Lynch              Director         Since              Director of the Company         33        Director, SLD Commodities,
     Age:  61                                September 2001     and Excelsior Tax-Exempt                  Inc. (importer of nuts)
                                                                Fund and Trustee of                       (since 1991); Chairman,
                                                                Excelsior Funds Trust                     Goldman Sachs Money
                                                                (since September 2001);                   Markets, Inc. (from 1982
                                                                Retired; Chairman of the                  to 1986).
                                                                Board of Trustees of
                                                                Fairfield University
                                                                (since 1996); President,
                                                                Corporate Asset Funding
                                                                Co., Inc. (asset
                                                                securitization) (from
                                                                1987 to 1999); General
                                                                Partner (from 1980 to
                                                                1986) and Limited
                                                                Partner (from 1986 to
                                                                1999), Goldman Sachs &
                                                                Co.


                                                                                           Number of
                                                                                         Portfolios in
                                                                                           Excelsior
                                                                                            Complex
                           Positions(s) held   Term of Office         Principal           Overseen by
                               with the        and Length of        Occupation(s)            Board           Other Directorships
  Name, Address, Age/(1)/      Company        Time Served/(2)/   During Past 5 Years      Member/(3)/     Held by Board Member/(4)/
  -----------------------      -------        ----------------   -------------------      -----------     -------------------------
Jonathan Piel              Director           Since 1994       Director of the Company          33        Director, Group for the
     Age: 63                                                   and Excelsior Tax-Exempt                   South Fork,
                                                               Fund (since 1996);                         Bridgehampton, New York
                                                               Trustee of Excelsior                       (since 1993); and
                                                               Funds Trust (since                         Member, Advisory
                                                               1994).                                     Committee, Knight
                                                                                                          Journalism Fellowships,
                                                                                                          Massachusetts Institute
                                                                                                          of Technology (since
                                                                                                          1984).

OFFICERS

Stephen C. Hassenfelt      President          Since February   Executive Vice                  N/A                  N/A
    114 W. 47/th/ Street                        2002           President, U.S. Trust
    New York, NY 10036                                         Corporation (since
     Age: 52                                                   January 2002); Chairman,
                                                               U.S. Trust Company of
                                                               North Carolina (since
                                                               1999); Chairman and
                                                               Chief Executive Officer,
                                                               NCT Opportunities, Inc.
                                                               (since 1994); Chairman
                                                               and founder, North
                                                               Carolina Trust Company
                                                               (from 1984 to 1999);
                                                               President, the Company,
                                                               Excelsior Tax-Exempt
                                                               Fund and Excelsior Funds
                                                               Trust (since February
                                                               2002); Director,
                                                               Guilford Mills, Inc.
                                                               (since 1989) and The
                                                               Tenner Companies (since
                                                               1993).

                                                                                            Number of
                                                                                          Portfolios in
                                                                                            Excelsior
                             Position(s)      Term of Office          Principal              Complex
                            Held with the     and Length of         Occupation(s)          Overseen by        Other Directorships
  Name, Address, Age/(1)/      Company       Time Served/(2)/    During Past 5 Years    Board Member/(3)/  Held by Board Member/(4)/
  -----------------------      -------       ---------------     -------------------    -----------------  -------------------------
Brian F. Schmidt           Vice President,   Since 2001        Director, U.S. Trust            N/A                N/A
    225 High Ridge Road    Chief Financial                     Company (since 2002);
    Stamford, CT 06905     Officer and                         Senior Vice President,
    Age 43                 Treasurer                           U.S. Trust Company
                                                               (since 1998);
                                                               Vice President, U.S.
                                                               Trust Company (from 1996
                                                               to 1998); Vice
                                                               President, Chief
                                                               Financial Officer and
                                                               Treasurer, the Company,
                                                               Excelsior Tax-Exempt
                                                               Fund and Excelsior Funds
                                                               Trust (since February
                                                               2001); Chief Financial
                                                               Officer, Excelsior
                                                               Venture Investors III,
                                                               LLC and Excelsior
                                                               Venture Partners III, LLC
                                                               (since 1997) and UST
                                                               Private Equity Fund, Inc.
                                                               (since 1995).

Frank Bruno                Vice President    Since 2001        Vice President, U.S.            N/A                N/A
    225 High Ridge Road    and Assistant                       Trust Company (since
    Stamford, CT 06905     Treasurer                           1994); Vice President
    Age: 42                                                    and Assistant Treasurer,
                                                               the Company, Excelsior
                                                               Tax-Exempt Fund and
                                                               Excelsior Funds Trust
                                                               (since February 2001);
                                                               Treasurer: Excelsior
                                                               Venture Investors III,
                                                               LLC and Excelsior
                                                               Venture Partners III,
                                                               LLC (since 2001),
                                                               Excelsior Private Equity
                                                               Fund II, Inc. (since
                                                               1997) and UST Private
                                                               Equity Fund, Inc. (since
                                                               1995).

W. Bruce McConnel          Secretary         Since 1984        Partner in the law firm         N/A                N/A
    One Logan Square                                           of Drinker Biddle &
    18/th/ & Cherry St.                                        Reath.
    Philadelphia, PA
    19103-6996
    Age: 59

Diana E. McCarthy          Assistant         Since February    Partner in the law firm         N/A                N/A
    One Logan Square       Secretary         2002              of Drinker Biddle &
    18/th/ & Cherry St.                                        Reath.
    Philadelphia, PA
    19103-6996
    Age: 51

                                                                                        Number of
                                                                                      Portfolios in
                                                                                        Excelsior
                             Position(s)    Term of Office        Principal              Complex
                            Held with the   and Length of       Occupation(s)          Overseen by        Other Directorships
  Name, Address, Age/(1)/      Company     Time Served /(2)/ During Past 5 Years      Board Member /(3)/  Held by Board Member /(4)/
  -----------------------   -------------  ----------------  -------------------     ------------------- ---------------------------
Julia Babik                  Assistant      Since 2001       Employed by SEI                 N/A                  N/A
  530 E. Sweedesford Rd.     Treasurer                       Investments since May
  Wayne, PA 19087                                            1993.  Director of Funds
  Age: 33                                                    Accounting, SEI
                                                             Investments (since
                                                             2000); Fund Accounting
                                                             Manager (1997 to 2000).

Timothy Barto                Assistant      Since 2001       Employed by SEI                 N/A                  N/A
   One Freedom Valley Drive  Treasurer                       Investments since
   Oaks, PA 19456                                            October 1999.  Vice
   Age: 34                                                   President and Assistant
                                                             Secretary of SEI
                                                             Investments since
                                                             December 1999.
                                                             Associate at
                                                             Dechert, Price &
                                                             Rhoads (1997 to
                                                             1999). Associate
                                                             at Richter,
                                                             Miller and Finn
                                                             (1993 to 1997).

_______________________



/(1)/ Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.

/(2)/ Each director holds office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Company's By-Laws.

/(3)/ The Excelsior Funds Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust, for which U.S. Trust serves as investment adviser. As of July 31, 2002, the Excelsior Complex consisted of 33 Funds.

/(4)/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

             Until June 1, 2000, Mr. Wonham owned shares of U.S. Trust Corporation ("UST"), the Adviser's parent, which had a value in excess of $60,000. On June 1, 2000, UST completed its merger with The Charles Schwab Corporation ("Schwab"); at that time, Schwab purchased all of the outstanding shares of UST in exchange for shares of Schwab. As a result, Mr. Wonham received shares of Schwab with a value in excess of $60,000. As of December 31, 2001, Mr. Wonham had sold all of his Schwab shares.

                  The Company's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company's Board in the event a position is vacated or created. The Nominating Committee met once during the Company's fiscal year ended March 31, 2002. At that meeting, held on May 18, 2001, the Nominating Committee nominated Messrs. Gomory and Lynch for election to the Company's Board. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

                  Effective September 5, 2001, each director receives an annual fee of $15,000 from each of the Company and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of the Company and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of the Company and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of the Company and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of the Company and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. Drinker Biddle & Reath LLP, of which Mr. McConnel and Ms. McCarthy are partners, receives legal fees as counsel to the Company. The employees of U.S. Trust Company and SEI do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company.

                  The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2001./1/



                                                                       Aggregate Dollar
                                                                       Range of Equity
                                                                       Securities in All
                                                                       Funds in the Fund
                                    Dollar Range of Equity             Complex Overseen by
  Name of Director/Trustee      Securities in the Fund Complex         the Director/Trustee
  ------------------------      ------------------------------         --------------------
Frederick S. Wonham            Excelsior Funds, Inc.                       Over $100,000
                                   Value and Restructuring Fund
                                       $10,001 - $50,000
                               Excelsior Tax-Exempt Funds, Inc.
                                   Tax-Exempt Money Fund
                                          Over $100,000
                                       All other Funds: None

Rodman L. Drake                Excelsior Tax-Exempt Funds, Inc.             $1 - $10,000
                                   Long-Term Tax-Exempt Fund
                                       $1-$10,000
                                       All Other Funds: None


________________________

       /1/ Fund Complex means the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

                                                                        Aggregate Dollar
                                                                        Range of Equity
                                                                        Securities in All
                                                                        Funds in the Fund
                                     Dollar Range of Equity             Complex Overseen by
   Name of Director/Trustee       Securities in the Fund Complex        the Director/Trustee
   ------------------------       ------------------------------        --------------------

Ralph E. Gomory                               None                              None
Mel Hall                                      None                              None

Roger M. Lynch                                None                              None

Jonathan Piel                     Excelsior Funds, Inc.                     Over $100,000
                                     Money Fund
                                           $1 - $10,000
                                     Blended Equity Fund
                                           $50,001 - $100,000
                                     Managed Income Fund
                                           $10,001 - $50,000
                                     Large Cap Growth Fund
                                           $10,001 - $50,000
                                     Pacific/Asia Fund
                                           $10,001 - $50,000
                                     Pan European Fund
                                           $10,000-$50,000
                                     Value and Restructuring Fund
                                           $50,001 - $100,000
                                  Excelsior Tax-Exempt Funds, Inc.
                                     Intermediate-Term
                                     Tax-Exempt Fund
                                           $50,001 - $100,000
                                         All Other Funds: None



              As of July 2, 2002, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.

                The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.


                                                       Pension or Retirement                        Total Compensation from
                                       Aggregate        Benefits Accrued as      Estimated Annual         the Company
Name of                            Compensation from          Part of             Benefits Upon        and Fund Complex*
Person/Position                       the Company          Fund Expenses            Retirement         Paid to Directors
---------------                       -----------          -------------            ----------         -----------------
Rodman L. Drake
Director                                $23,065                 None                   None                 $55,172(3)**

Joseph H. Dugan***
Director                                $ 7,500                 None                   None                 $17,500(3)**

Wolfe J. Frankl***
Director                                $ 7,500                 None                   None                 $17,500(3)**

Ralph E. Gomory****                     $ 6,861                 None                   None                 $16,597(3)**

Roger M. Lynch****                      $ 9,361                 None                   None                 $22,597(3)**

Jonathan Piel
Director                                $22,424                 None                   None                 $53,489(3)**

Robert A. Robinson***
Director                                $ 8,500                 None                   None                 $20,000(3)**

Alfred C. Tannachion***
Director                                $ 7,500                 None                   None                 $17,500(3)**

Mel Hall
Director                                $21,424                 None                   None                 $50,989(3)**

Frederick S. Wonham
Chairman of the Board,
President and Treasurer                 $27,225                 None                   None                 $67,591(3)**


---------------------------

* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.
** Number of investment companies in the Fund Complex for which director served as director or trustee.

*** Messrs. Dugan, Frankl, Robinson and Tannachion retired from the Boards as of July 27, 2001.
**** Messrs. Gomory and Lynch were elected to the Boards on September 7, 2001.


Investment Advisory and Administration Agreements

                U.S. Trust New York and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. U.S. Trust New York and U.S. Trust Company provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust - New York Fund Advisers Division and U.S. Trust - Connecticut Fund Advisers Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

                  Prior to May 31, 2001, U.S. Trust served as investment adviser to the Blended Equity, Value and Restructuring, Small Cap, and Energy and Natural Resources Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for such Funds.

                  For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each of the Large Cap Growth Funds, 0.60% of the average daily net assets of each of the Value and Restructuring, Small Cap and Energy and Natural Resources Funds and 1.00% of the average daily net assets of the Real Estate, Technology and Biotechnology Funds. For services provided to the Blended Equity Fund, the Adviser is entitled, as of August 1, 2000, to a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets on assets up to $1 billion; 0.70% of average daily net assets on the next $500 million; and 0.65% of average daily net assets on assets of $1.5 billion or more. Prior to August 1, 2000, the Adviser was entitled to receive a fee computed daily and paid monthly, at the annual rate of 0.75% of average daily net assets.


                  The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2003.


                  For the fiscal years ended March 31, 2002, 2001 and 2000, the Company paid the Adviser fees for advisory services as follows:


                                        Fiscal Year ended    Fiscal Year ended    Fiscal Year ended
                                         March 31, 2002        March 31, 2001      March 31, 2000
                                         --------------        --------------      --------------
Blended Equity Fund                         $ 4,768,195           $6,322,340          $5,744,728

Value and Restructuring Fund                $11,740,383           $8,305,100          $3,997,358

Small Cap Fund                              $   514,422           $  474,671          $  279,608

Large Cap Growth Fund                       $ 1,702,716           $3,003,901          $2,299,892

Energy and Natural Resources Fund           $   565,870           $ $473,132          $  276,345

Real Estate Fund                            $   569,567           $  346,255          $  269,174

Technology Fund*                            $   171,180           $  138,176                 N/A

Biotechnology Fund*                         $   263,414           $       17                 N/A


______________________________


* Since the Technology and Biotechnology Funds had not commenced investment activities as of March 31, 2000, no advisory fees were paid for the fiscal year ended March 31, 2000.

         For the fiscal years ended March 31, 2002, 2001 and 2000, the Adviser's waivers reduced advisory fees by the following:





                                        Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                         March 31, 2002          March 31, 2001         March 31, 2000
                                         --------------          --------------         --------------
Blended Equity Fund                          $565,971                 $610,785                $379,382

Value and Restructuring Fund                 $954,672                 $874,665                $829,279

Small Cap Fund                               $105,901                 $161,340                $ 67,988

Large Cap Growth Fund                        $164,262                 $294,979                $178,145

Energy and Natural Resources Fund            $132,136                 $ 41,657                 $48,015

Real Estate Fund                             $ 59,031                 $ 66,515                 $72,449

Technology Fund*                             $ 26,219                 $ 44,464                     N/A

Biotechnology Fund*                          $ 52,904                 $ 22,655                     N/A




* Since the Technology and Biotechnology Funds had not commenced investment operations as of March 31, 2000, no advisory fees were paid or waived for the fiscal year ended March 31, 2000.

         At a meeting held on July 31, 2002, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Company's Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Company; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Company; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

         Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

         After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Companies. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.

         The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

         U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles
R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion.

         SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

         The Administrators also provide administrative services to the other investment portfolios of the Company and to all of the investment portfolios of Excelsior Tax-Exempt Fund and Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all of the investment portfolios of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (except for the international portfolios of the Company and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of the Company and Excelsior Funds Trust) as follows:

                   Combined Aggregate Average Daily Net Assets
                  of the Company, Excelsior Tax-Exempt Fund and
                        Excelsior Funds Trust (excluding
                   the international portfolios of the Company
                           and Excelsior Funds Trust)
                  ---------------------------------------------

                                               Annual Fee
                                               ----------

         First $200 million ................ 0.200%
         Next $200 million ................. 0.175%
         Over $400 million ................. 0.150%


         Administration fees payable to the Administrators by each portfolio of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ended March 31, 2003, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

       For the fiscal years ended March 31, 2002, 2001 and 2000, the Funds paid the following administration fees as follows:



                                              Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                               March 31, 2002          March 31, 2001          March 31, 2000
                                               --------------          --------------          --------------
Blended Equity Fund                              $  854,557              $1,399,842              $1,238,650

Value and Restructuring Fund                     $2,521,903              $2,141,340              $1,034,523

Small Cap Fund                                   $  122,669              $  161,004              $   74,865

Large Cap Growth Fund                            $  301,702              $  658,240              $  485,030

Energy and Natural Resources Fund                $  141,043              $  122,257              $   71,350

Real Estate Fund                                 $   73,979              $   62,839              $   52,195

Technology Fund*                                 $   24,316              $   27,757                     N/A

Biotechnology Fund*                              $   37,595              $    3,666                     N/A




* Since the Technology and Biotechnology Funds had not commenced investment operations as of March 31, 2000, no administration fees were paid for the fiscal year ending March 31, 2000.

       For the fiscal years ended March 31, 2002, 2001 and 2000, the Administrators waived the following administration fees:



                                              Fiscal Year ended      Fiscal Year ended       Fiscal Year ended
                                               March 31, 2002          March 31, 2001         March 31, 2000
                                               --------------          --------------          -------------
Blended Equity Fund                              $  226,506              $    5,271              $    3,789

Value and Restructuring Fund                     $  696,039              $  184,201              $  190,210

Small Cap Fund                                   $   34,486              $      119              $       24

Large Cap Growth Fund                            $   76,674              $   10,333              $   17,645

Energy and Natural Resources Fund                $   37,476              $    7,886              $   10,907

Real Estate Fund                                 $   21,604              $       32              $       46

Technology Fund*                                 $    5,689              $        4                     N/A

Biotechnology Fund*                              $   11,312              $        0                     N/A




* Since the Technology and Biotechnology Funds had not commenced investment operations as of March 31, 2000, no administration fees were paid or waived for the fiscal year ending March 31, 2000.

Shareholder Organizations


         The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40%, (0.25% with respect to the Technology Fund), of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization, of which no more than .25% is a "service fee" within the meaning of Rule 2830(d)(5) of the National Association of Securities Dealers, Inc. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.


         The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

         Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.

          For the fiscal year ended March 31, 2002, the Company made payments to Shareholder Organizations in the following amounts:

                                                     Amounts Paid to Affiliates
                                        Total Paid          Of U.S. Trust
                                        ----------          -------------

Blended Equity Fund                     $  743,518              $ 565,791

Value and Restructuring Fund            $3,383,843              $ 514,795

Small Cap Fund                          $  122,791              $ 105,901

Large Cap Growth Fund                   $  199,034              $ 164,262

Energy and Natural Resources Fund       $  181,539              $  30,052

Real Estate Fund                        $   40,936              $  40,936

Technology Fund                         $    6,982              $   6,982

Biotechnology Fund                      $   43,712              $  43,712

Expenses

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

          J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase Bank, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

          State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

          Prior to September 24, 2001, U.S. Trust New York served as the Funds' transfer agent and dividend disbursing agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Fund.

                             PORTFOLIO TRANSACTIONS

          Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Fund's portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

          During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund as shown in the table below:

                                                                                                       % of Total
                                                                                                        Amount of
                                                               Total Brokerage     % of Total         Transaction on
                                                                 Commissions    Commissions Paid          which
                                            Total Brokerage        Paid to           to UST            Commissions
                                              Commissions         Affiliated        Securities       were paid to UST
                                                 Paid              Persons          Corp./1/        Securities Corp./1/
                                                 ----              -------          --------        -------------------
Fiscal year ended March 31, 2002
--------------------------------

Blended Equity Fund                           $  809,712                $0              0                    0

Value and Restructuring Fund                  $1,272,760                $0              0                    0

Small Cap Fund                                $  422,995                $0              0                    0

Large Cap Growth Fund                         $  102,050                $0              0                    0

Energy and Natural Resources Fund             $  321,112                $0              0                    0

Real Estate Fund                              $  124,739                $0              0                    0

Technology Fund                               $   18,606                $0              0                    0

Biotechnology Fund                            $   16,779                $0              0                    0

                                                                                                       % of Total
                                                                                                        Amount of
                                                               Total Brokerage     % of Total         Transaction on
                                                                 Commissions    Commissions Paid          which
                                            Total Brokerage        Paid to           to UST            Commissions
                                              Commissions         Affiliated        Securities       were paid to UST
                                                 Paid              Persons          Corp./1/        Securities Corp./1/
                                                 ----              -------          --------        -------------------
Fiscal year ended March 31, 2001
--------------------------------

Blended Equity Fund                           $  514,670                $0              0                    0

Value and Restructuring Fund                  $2,081,580                $0              0                    0

Small Cap Fund                                $  213,473                $0              0                    0

Large Cap Growth Fund                         $  111,726                $0              0                    0

Energy and Natural Resources Fund             $  195,412                $0              0                    0

Real Estate Fund                              $   68,873                $0              0                    0

Technology Fund                               $   16,074                $0              0                    0

Biotechnology Fund                            $    4,244                $0              0                    0

Fiscal year ended March 31, 2000/2/:
------------------------------------

Blended Equity Fund                           $  287,171                $0              0                    0

                                                                                                    % of Total
                                                                                                     Amount of
                                                              Total Brokerage    % of Total         Transaction on
                                                                Commissions      Commissions            which
                                            Total Brokerage       Paid to        Paid to UST         Commissions
                                              Commissions       Affiliated       Securities       were paid to UST
                                                 Paid             Persons         Corp./1/       Securities Corp./1/
                                                 ----             -------         --------       -------------------
Value and Restructuring Fund                   $994,939              $0               0                   0

Small Cap Fund                                 $138,144              $0               0                   0

Large Cap Growth Fund                          $153,754              $0               0                   0

Energy and Natural Resources Fund              $334,065              $0               0                   0

Real Estate Fund                               $ 60,959              $0               0                   0

/1/    UST Securities Corporation is an affiliate of the Adviser.

/2/ Since the Technology and Biotechnology Funds had not commenced investment activities as of March 31, 2000, no brokerage commissions have been provided for the fiscal year ended March 31, 2000.

            Transactions in domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

            The Investment Advisory Agreements between the Company and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

            In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

            Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable by the

Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

            During the fiscal year ended March 31, 2002, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were as follows:



                  Fund                    Amount of Transactions   Related Commission
                  ----                    ----------------------   ------------------
   Blended Equity Fund                         $198,119,938             $184,891
   Value and Restructuring Fund                $ 17,644,841             $ 17,901
   Small Cap Fund                              $ 44,198,245             $ 49,315
   Large Cap Growth Fund                       $  8,233,270             $  8,052
   Energy and Natural Resources Fund           $ 10,221,869             $ 22,974
   Technology Fund                             $  3,353,056             $  4,286
   Biotechnology Fund                          $  7,600,685             $  8,205

            Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

            Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

            To the extent that the Technology Fund effects brokerage transactions with any broker-dealer affiliated directly or indirectly with U.S. Trust, such transactions, including the frequency thereof, the receipt of any commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions, will be fair and reasonable to the shareholders of the Technology Fund.

            The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2002, the following Funds held the following securities of the Company's regular brokers or dealers or their parents: the Large Cap Fund held 177,000 shares of common stock of Morgan Stanley Dean Witter & Co.; the Blended Equity Fund held 30,000 shares of common stock of Merrill Lynch & Co. inc. and 200,858 shares of common stock of Morgan Stanley Dean Witter & Co., and the Value and Restructuring Fund held 625,000 shares of common stock of Morgan Stanley Dean Witter & Co.; 525,000 shares of common stock of Lehman Brothers Holdings, Inc. and 1,000,000 shares of common stock of J.P. Morgan Chase & Co.

                               PORTFOLIO VALUATION

            Assets in the Funds which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. An option or futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Gold and silver bullion held by the Energy and Natural Resources Fund will be valued at the last spot settlement price on the Commodity Exchange, Inc., and platinum and palladium bullion will be valued at the last spot settlement price or, if not available, the settlement price of the nearest contract month on the New York Mercantile Exchange. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by the Company's Board of Directors.

            Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time where value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem the Fund's shares. The Company's administrators have undertaken to price the securities in the Funds' portfolio, and may use one or more independent pricing services in connection with this service.

            SEI and the Adviser will use the following procedures to determine the fair value of securities subject to significant price changes or that are unpriced. If SEI and the Adviser agree that the quoted price of a security is suspect, the price of a security will be determined as follows: SEI will refer to at least two independent brokers from whom it will obtain a price for the security. SEI will average the two prices and inform the Adviser of the new price. That price will be used unless SEI and the Adviser believe it is suspect. In addition, securities for which market quotations are not readily available will be valued at their "fair value" by SEI. For this purpose, "fair value" shall mean a price which, considering the factors listed below and such other information as it believes relevant, SEI and the Adviser estimate it could receive in cash within 7 days were the securities to be sold. Such value will be cost if SEI and the Adviser determine such valuation is appropriate after considering the factors listed below. SEI and the Adviser shall monitor on a daily basis market changes that may affect such valuation. At the next regularly scheduled meeting of the full Board of Directors each valuation will be ratified or amended as appropriate. The following are among the factors SEI and the Adviser shall consider when determining the "fair value" of a security for which market quotations are not readily available: (a) the fundamental analytical data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is purchased and sold; (c) special reports prepared by analysts; (d) information as to any transactions or offers with respect to the security; and (e) the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant matters. If, notwithstanding the foregoing procedure, SEI and the Adviser believe that the new price is suspect, or believe that a security priced at cost should be re-evaluated, the Adviser shall so inform the Company's Secretary and a meeting of the Company's Board of Directors shall be called to determine what actions should be taken.

                              INDEPENDENT AUDITORS

            Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the period ended March 31, 2002 are incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, for the periods included in their report thereon which appears therein.

                                     COUNSEL

            Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, and Ms. McCarthy, Assistant Secretary of the Company, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Company.

                     ADDITIONAL INFORMATION CONCERNING TAXES

            The following supplements the tax information contained in the Prospectus.

            For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, such Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

                  Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

                  With respect to the Real Estate Fund, the dividends received deduction is not available for dividends attributable to distributions made by a REIT to the Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital, and is generally not taxable to shareholders. However, if shareholders receive a return of capital, the basis of their shares is decreased by the amount of such return of capital. This, in turn, affects the capital gain or loss realized when shares of the REIT are exchanged or sold. If the Real Estate Fund makes distributions in excess of its earnings, a shareholder's basis in the Fund will be reduced by the amount of such return of capital if such shareholder elects to receive distributions in cash (as opposed to having them reinvested in additional shares of the Fund). If a shareholder's basis is reduced to zero, any further return of capital distribution is taxable as a capital gain.

                  The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                             PERFORMANCE INFORMATION

                  The Funds may advertise the "average annual total return (before taxes)" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return (before taxes) is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                    T = [(ERV)/1/n/ - 1]
                                          ---
                                           P

         Where:            T =          average annual total return.

                           ERV          = ending redeemable value of a
                                        hypothetical $1,000 payment made at the
                                        beginning of the 1, 5 or 10 year (or
                                        other) periods at the end of the
                                        applicable period (or a fractional
                                        portion thereof).

                            P =         hypothetical initial payment of $1,000.

                            n = period covered by the computation, expressed in years.

                  Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares. The formula for calculating aggregate total return is as follows:

                                        Aggregate Total Return = [(ERV)] - 1
                                                                   ---
                                                                    P

                  The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

                  Based on the foregoing calculations, the average annual total returns (before taxes) for each Fund for the fiscal year ended March 31, 2002 and the average annual total returns for the 5-year and 10-year periods ended March 31, 2002, were as follows:

                                                        Average Annual Total Returns (before taxes)

                                              For the Year     For the 5 Years       For the 10 Years
                                             Ended 3/31/02      Ended 3/31/02          Ended 3/31/02        Since Inception
                                            -------------------------------------------------------------------------------
   Blended Equity Fund                           (1.58)%             9.85%                12.59%                    N/A

   Value and Restructuring Fund*                  6.60%             16.67%                  N/A                   20.02%

   Small Cap Fund*                               21.61%              8.90%                  N/A                    9.08%

   Large Cap Growth Fund**                      (12.23)%              N/A                   N/A                    5.30%

   Energy and Natural Resources Fund*            (2.82)%            11.55%                  N/A                   13.08%

   Real Estate Fund**                            22.37%               N/A                   N/A                    5.77%

   Technology Fund***                           (32.91)%              N/A                   N/A                  (52.49)%

   Biotechnology Fund****                       (11.64)%              N/A                   N/A                  (29.70)%
   -------------------------------------

    *          Commenced operations on December 31, 1992
    **         Commenced operations on October 1, 1997
    ***        Commenced operations on March 31, 2000.
    ****       Commenced operations on December 31, 2000

                  Based on the foregoing calculations, the aggregate annual total returns for each Fund for the 5-year, 10-year and since inception periods ended March 31, 2002, were as follows:

                                                           Aggregate Annual Total Returns

                                    For the 5 Years Ended     For the 10 Years Ended    For the Since Inception
                                            3/31/02                  3/31/02             Period Ended 3/31/02
                                    ---------------------------------------------------------------------------
Blended Equity Fund                         59.95%                   227.29%                    773.14%

Value and Restructuring Fund*              116.13%                      N/A                     440.70%

Small Cap Fund*                             53.13%                      N/A                     123.43%

Large Cap Growth Fund**                       N/A                       N/A                      26.14%

Energy and Natural Resources
Fund***                                     72.72%                      N/A                     211.66%

                                                           Aggregate Annual Total Returns

                                      For the 5 Years Ended     For the 10 Years Ended    For the Since Inception
                                             3/31/02                   3/31/02              Period Ended 3/31/02
                                      ---------------------------------------------------------------------------
Real Estate Fund****                           N/A                       N/A                     28.70%

Technology Fund*****                           N/A                       N/A                    (77.28)%

Biotechnology Fund******                       N/A                       N/A                    (35.75)%

*      Commenced operations on December 31, 1992
**     Commenced operations on October 1, 1997
***    Commenced operations on December 31, 1992
****   Commenced operations on October 1, 1997
*****  Commenced operations on March 31, 2000

****** Commenced operations on December 31, 2000

                  The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

                  "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the

>
distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

                  The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                  The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. The total return of the Funds (other than the Technology Fund) also may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of common stocks of 500 companies, most of which are listed on the NYSE, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the NYSE. The total return of the Real Estate Fund may be compared to the S&P REIT Index, an unmanaged index of over 100 publicly-traded equity, mortgage and hybrid REITs which have high levels of liquidity and market capitalizations of at least $100 million, or the Morgan Stanley REIT Index, an unmanaged index of all publicly-traded equity REITs (except health care REITs) which have total market capitalizations of at least $100 million and are considered liquid. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including, without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected each Fund's performance.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                  The Real Estate Fund may advertise the standardized effective 30-day (or one month) yield calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated for the Fund according to the following formula:

                                a-b
              Yield  =  2  [(-------- + 1)/6/ - 1]
                                cd

      Where:           a =     dividends and interest earned during the period.

                       b = expenses accrued for the period (net of reimbursements).

                       c = average daily number of shares outstanding that were entitled to receive dividends.

                       d = maximum offering price per share on the last day of the period.

                  For the purpose of determining interest earned during the period (variable "a" in the formula), the Real Estate Fund will compute the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. The Fund will calculate interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

       Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Real Estate Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Based on the foregoing calculations, the Real Estate Fund's standardized effective yield for the 30-day period ended March 31, 2002 was 4.63%.


       Performance and yields will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance and yield.

                                 CODE OF ETHICS

       The Company, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow for personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

                                  MISCELLANEOUS

       As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.

       As of July 2, 2002, U.S. Trust and its affiliates held of record 73.49%, 75.35%, 88.87%, 24.23%, 39.78%, 91.56%, 90.90% and 93.86% of the outstanding shares of the Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Technology Fund and Biotechnology Fund, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

       As of July 2, 2002, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: BLENDED EQUITY

FUND: U.S. Trust Retirement Fund, United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 8.36%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 8.28%; SMALL CAP FUND U.S. Trust Retirement Fund, United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 6.19%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 6.22%; REAL ESTATE FUND: U.S. Trust Retirement Fund, United States Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 8.09%; TECHNOLOGY FUND: Norcross Wildlife FDN, Attention: Mr. Richard S. Reagan, President, 250 W. 88/th/ Street, Suite 806, New York, New York, 10024, 14.21%; U.D. Carson Family Charitable Trust, 320 Park Ave., Suite 2500, New York, New York, 10022, 14.47%; BIOTECHNOLOGY FUND:
U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 W. 47/th/ Street, New York, New York, 10036, 5.78%; VALUE AND RESTRUCTURING FUND:
Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 31.91%; Manufacturers Life Insurance, 250 Bloor St., Toronto, Ontario, Canada M4W, 6.21%; and ENERGY AND NATURAL RESOURCES FUND: Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 26.53%.

                              FINANCIAL STATEMENTS

                  The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2002 (the "2002 Annual Report") for each Fund are incorporated in this Statement of Additional Information by reference. No other parts of the 2002 Annual Report are incorporated by reference herein. The financial statements included in the 2002 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP, whose report thereon also appears in the 2002 Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2002 Annual Report may be obtained at no charge by telephoning BFDS at
(800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.


     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor's for long-term issues:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

       CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

                  . Positive means that a rating may be raised.
                  . Negative means that a rating may be lowered.
                  . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

Moody's

       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

                  The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts.

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Stock Index Futures Contracts.

                  General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments.

                  Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts.

                  There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

           Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.   Options on Futures Contracts

           The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

           Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.  Accounting and Tax Treatment.

           Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

           Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

           Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

           Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

           Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                              EXCELSIOR FUNDS, INC.

                               International Fund
                               Latin America Fund
                                Pacific/Asia Fund
                                Pan European Fund
                              Emerging Markets Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2002

               This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the International, Latin America, Pacific/Asia, Pan European and Emerging Markets Funds (individually, a "Fund" and collectively, the "Funds") of Excelsior Funds, Inc. dated August 1, 2002 (the "Prospectus"). A copy of the Prospectus may be obtained by writing Excelsior Funds, Inc. c/o SEI Investments Mutual Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

               The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in the annual report to the Funds' shareholders for the fiscal year ended March 31, 2002 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual report are incorporated herein by reference. Copies of the annual report may be obtained upon request and without charge by calling (800) 446-1012.

                                TABLE OF CONTENTS
                                -----------------


                                                                             Page
                                                                             ----
CLASSIFICATION AND HISTORY .................................................   1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ................................   1
Additional Investment Policies .............................................   3
Additional Information on Portfolio Instruments ............................   6
Investment Limitations .....................................................  18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .............................  21
Purchase of Shares .........................................................  22
Redemption Procedures ......................................................  23
Other Redemption Information ...............................................  24
INVESTOR PROGRAMS ..........................................................  24
Systematic Withdrawal Plan .................................................  24
Exchange Privilege .........................................................  25
Retirement Plans ...........................................................  25
Keogh Plans for self-employed individuals. .................................  26
Automatic Investment Program ...............................................  26
Additional Information .....................................................  26
DESCRIPTION OF CAPITAL STOCK ...............................................  27
MANAGEMENT OF THE FUNDS ....................................................  28
Directors and Officers .....................................................  28
Investment Advisory and Administration Agreements ..........................  36
Shareholder Organizations ..................................................  39
Expenses ...................................................................  40
Custodian and Transfer Agent ...............................................  40
PORTFOLIO TRANSACTIONS .....................................................  41
PORTFOLIO VALUATION ........................................................  43
INDEPENDENT AUDITORS .......................................................  44
COUNSEL ....................................................................  44
ADDITIONAL INFORMATION CONCERNING TAXES ....................................  44
PERFORMANCE INFORMATION ....................................................  46
CODE OF ETHICS .............................................................  49
MISCELLANEOUS ..............................................................  49
FINANCIAL STATEMENTS .......................................................  50
APPENDIX A ................................................................. A-1
APPENDIX B ................................................................. B-1

                           CLASSIFICATION AND HISTORY

               Excelsior Funds, Inc. (the "Company") is an open-end, management investment company. Each Fund is a separate series of the Company and is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company was organized as a Maryland Corporation on August 2, 1984. Prior to December 28, 1995, the Company was known as "UST Master Funds, Inc." Prior to August 1, 1997, the Latin America Fund was known as the Emerging Americas Fund.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

               The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each of the International, Latin America, Pacific/Asia and Pan European Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). The investment objective of the Emerging Markets Fund may be changed without shareholder approval. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

Foreign Investment Risks

               Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. corporations and the Funds might have greater difficulty taking appropriate legal action in a foreign court than in a U.S. court.

               Investing in securities of issuers located in developing or emerging market countries may impose greater risks not typically associated with investing in more established markets. For example, in many emerging markets there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in more established markets. Securities traded in certain emerging markets may also be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Developing countries may also impose restrictions on a Fund's ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. In addition, some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries also face serious exchange restraints and their currencies may not be internationally traded.

               Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect private sector companies, a Fund and the value of its securities. The leadership or policies of emerging market countries may also halt the expansion of or reverse the liberalization of foreign investment policies and adversely affect existing investment opportunities. Certain developing countries are also among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk. Countries such as certain Eastern European countries also involve the risk of reverting to a centrally planned economy.

               Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

               As an example, the registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is reflected by entries in share registers maintained by registrar companies or the companies themselves, and the issuance of extracts of the register, although the evidentiary value of such extracts is uncertain. Formal share certificates may be obtained in certain limited cases. Russian share registers may be unreliable, and a Fund could possibly lose its registration through oversight, negligence or fraud. Russia also lacks a centralized registry to record securities transactions and registrar companies are located throughout Russia. There can be no assurance that registrar companies will provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. These practices may also prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser and could cause a delay in the sale of Russian securities by a Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

               From time to time, a Fund may invest a significant portion of its total assets in the securities of issuers located in the same country. Investment in a particular country of a significant portion of a Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund that is more geographically diversified.

               Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. Each Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund's shareholders. Investors should also understand that the expense ratio of the Funds can be expected to be higher than those of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

               The Latin American economies have experienced considerable difficulties in the past decade. Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems, including high inflation rates and high interest rates. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities.

               The extent of economic development, political stability and market depth of different countries in the Pacific/Asia region varies widely. Certain countries in the region are either comparatively underdeveloped or are in the process of becoming developed, and investments in the securities of issuers in such countries typically involve greater potential for gain or loss than investments in securities of issuers in more developed countries. Certain countries in the region also depend to a large degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors. The Pacific/Asia Fund may be particularly sensitive to changes in the economies of certain countries in the Pacific/Asia region resulting from any reversal of economic liberalization, political unrest or the imposition of sanctions by the United States or other countries.

Additional Investment Policies

               In determining the preferred allocation of investments of the Funds among various geographic regions and countries, the Adviser will consider, among other things, regional and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing interest rates, the historical patterns of government regulation of the economy and the outlook for currency relationships.

               The International Fund does not intend to have, at any time, a specified percentage of its assets invested either for growth or for income, and all or any portion of its assets may be allocated among these two components based on the Adviser's analysis of the prevailing market conditions. Although the Fund will seek to realize its investment objective primarily through investments in foreign equity securities, it may, from time to time, assume a defensive position by allocating all or any portion of its assets to foreign debt obligations. While there are no prescribed limits on geographic distribution, the Fund will normally include in its portfolio securities of issuers collectively having their principal business in no fewer than three foreign countries.

               The countries in which the International Fund may invest, include but are not limited to: Japan, France, the United Kingdom & Possessions, Italy, Germany, Switzerland, the Netherlands, Australia, Singapore, Sweden, Canada, Ireland, Thailand, Spain, Portugal, Hong Kong, Israel, Argentina, Chile, Hungary, India, Philippines and Portugal.


               Under normal circumstances, each of the Latin America, Pacific/Asia and Pan European Funds (collectively, the "Regional Funds") will invest at least 80% of its net assets in securities of issuers based in its targeted region. A company is "based in" a region if it derives more than half of its assets, revenues or profits from such region. The Regional Funds currently do not expect to invest more than 25% of their total assets in the securities issued by any single foreign government. Any such investment would subject the particular Regional Fund to the risks presented by investing in securities of such foreign government to a greater extent than it would if that Fund's assets were not so concentrated.


               The countries in which the Pacific/Asia Fund may invest, include but are not limited to: Japan, Singapore, Hong Kong, Australia, South Korea, Thailand, New Zealand, Philippines, and India. The countries in which the Latin America Fund may invest, include but are not limited to: Mexico, Brazil, Argentina, Chile, Peru, and Brazil. The countries in which the Pan European Fund may invest, include but are not limited to: France, the United Kingdom & Possessions, Italy, Germany, the Netherlands, Switzerland, Sweden, Ireland, Spain, Portugal, Croatia, Finland, Poland, and Turkey.

               Under normal market and economic conditions, at least 65% of the International Fund's assets will be invested in foreign securities. Foreign securities include common stock, preferred stock, securities convertible into common stock, warrants, bonds, notes and other debt obligations issued by foreign entities, as well as shares of U.S. registered investment companies that invest primarily in foreign securities. Foreign debt securities purchased by a Fund may include obligations issued in the Eurocurrency markets and obligations of foreign governments and their political subdivisions. In addition, each Fund may invest in U.S. government obligations, including the when-issued securities of such issuers, and obligations issued by U.S. companies which are either denominated in foreign currency and sold abroad or, if denominated in U.S. dollars, payment on which is determined by reference to some other foreign currency.

               Convertible and non-convertible debt securities purchased by the International and Regional Funds will be rated "investment grade" (i.e., classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P")) or, if unrated, determined by the Adviser to be of comparable quality. Debt obligations rated in the lowest of the top four "investment grade" ratings ("Baa" by Moody's and "BBB" by S&P) are considered to have some speculative characteristics and may be more sensitive to adverse economic change than higher rated securities. Each Fund will sell in an orderly fashion as soon as possible any convertible and non-convertible debt securities it holds if they are downgraded below "Baa" by Moody's or below "BBB" by S&P. Foreign securities are generally unrated. In purchasing foreign equity securities, the Adviser will look generally to established foreign companies. Each Fund may purchase securities both on recognized stock exchanges and in over-the-counter markets. Most of the Funds' portfolio transactions will be effected in the primary trading market for the given security.

               Under normal circumstances, at least 80% of the Emerging Markets Fund's net assets will be invested in emerging country equity securities. While there are no prescribed limited on its geographic distribution, the Fund will normally invest in securities of issuers from at least three different emerging countries. With respect to the Fund, equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, and sponsored and unsponsored depository receipts and other similar instruments. There are currently over 130 countries which, in the opinion of the Adviser, are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Currently, investing in many emerging countries is not feasible or may involve unacceptable political risks. The countries in which the Fund may invest include, but are not limited to: Argentina; Botswana; Brazil; Chile; China; Colombia; Ghana; Greece; Hong Kong; Hungary; India; Indonesia; Israel; Jamaica; Jordan; Kenya; Malaysia; Mexico; Morocco; Nigeria; Pakistan; Peru; Philippines; Poland; Portugal; Russia; South Africa; South Korea; Sri Lanka; Taiwan; Thailand; Turkey; Venezuela; and Zimbabwe.


               As markets in other countries develop, the Emerging Markets Fund may expand and further diversify the emerging countries in which it invests. The Fund generally intends to invest only in securities in countries where the currency is freely convertible to U.S. dollars.

               An emerging country security is one issued by a company that, in the opinion of the Adviser, has one or more of the following characteristics:
(i) its principal securities trading market is in an emerging country; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging countries; or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies.

               To the extent that the Emerging Markets Fund's assets are not invested in emerging country equity securities, the remainder of its assets may be invested in: (i) debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country; (ii) equity or debt securities of corporate or governmental issuers located in industrialized countries; (iii) short-term medium-term debt securities; and (iv) other securities described below under "Additional Information on Portfolio Instruments." When deemed appropriate by the Adviser, the Fund may invest up to 10% of its total assets in lower quality debt securities. Lower quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

               Additional risks associated with lower-rated fixed income securities are (a) the relative youth and growth of the market for such securities, (b) the relatively low trading market liquidity for the securities,
(c) the impact that legislation may have on the high-yield bond market (and, in turn, on the Fund's net asset value and investment practices), (d) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a lower-rated security held by the Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market.

               Under unusual economic and market conditions, each Fund may restrict the securities markets in which its assets are invested and may invest all or a major portion of its assets in U.S. government obligations or in U.S. dollar-denominated securities of U.S. companies. During normal market conditions, up to 20% of each Fund's assets (25% with respect to the International Fund) may also be held on a continuous basis in cash or invested in U.S. money market instruments to meet redemption requests or to take advantage of emerging investment opportunities.

Additional Information on Portfolio Instruments

     ADRs, EDRs and GDRs

               Each Fund may invest indirectly in the securities of foreign issuers through sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

               Each Fund may also invest indirectly in foreign securities through share entitlement certificates. Share entitlement certificates are transferable securities similar to depository receipts which are structured like global debt issues to facilitate trading on an international basis. The holder of a share entitlement certificate holds a fully collateralized obligation of the issuer the value of which is linked directly to that of the underlying foreign security.

     Borrowing and Reverse Repurchase Agreements

               Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

     Brady Bonds

               The Latin America and Emerging Markets Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to Latin American public and private entities for new bonds in connection with debt restructuring under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the over-the-counter secondary market for Latin American debt instruments.

               Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

               All Mexican Brady Bonds issued to date, except New Money Bonds, have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. Approximately half of the Venezuelan Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral in other currencies), while slightly more than half have interest coupon payments collateralized on a 14-month rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

               Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").

     Forward Currency Transactions

               Each Fund will conduct its currency exchange transactions either on a spot (i.e. cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

               A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. The Adviser does not expect to hedge positions as a routine investment technique, but anticipates hedging principally with respect to specific transactions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

               The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

               At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

     Futures Contracts and Related Options

               Each Fund may invest in futures contracts and related options. Each Fund may enter into interest rate futures contracts and other types of financial futures contracts, including foreign currency futures contracts, as well as any index or foreign market futures which are available on recognized exchanges or in other established financial markets. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency for an amount fixed in U.S. dollars. Foreign currency futures, which operate in a manner similar to interest rate futures contracts, may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

               The Funds will not engage in futures transactions for speculation, but only as a hedge against changes in market values of securities which a Fund holds or intends to purchase. In addition, a Fund may enter into futures transactions in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a currency exchange fluctuation. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position. Each Fund will limit its hedging transactions in futures contracts and related options so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contracts is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option. In addition, the use of futures contracts is further restricted to the extent that no more than 10% of each Fund's total assets may be hedged.

               Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

               Transactions in futures as a hedging device may subject a Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market, currency exchange rates and other economic factors. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts (or options) and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract (or option) at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

               As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

               Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

               Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

               The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

               See Appendix B for further discussion of futures contracts and options.

     Gold Bullion

               Each Fund may invest up to 5% of its total assets in gold bullion by purchasing gold bars primarily of standard weight (approximately 400 troy ounces) at the best available prices in the New York bullion market. However, the Adviser will have discretion to purchase or sell gold bullion in other markets, including foreign markets, if better prices can be obtained. Gold bullion is valued by the Funds at the mean between the closing bid and asked prices in the New York bullion market as of the close of the New York Stock Exchange each business day. When there is no readily available market quotation for gold bullion, the bullion will be valued by such method as determined by the Company's Board of Directors to best reflect its fair value. For purpose of determining net asset value, gold held by a Fund, if any, will be valued in U.S. dollars. Investments in gold will not produce dividends or interest income, and the Funds can look only to price appreciation for a return on such investments.

     Government Obligations

               Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law.

     Illiquid Securities

               No Fund will knowingly invest more than 10% (15%, with respect to the Emerging Markets Fund) of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

               The Emerging Markets Fund may also purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

     Investment Company Securities

               Each Fund may invest in securities issued by other investment companies which invest in high-quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). Each Fund may also purchase shares of investment companies investing primarily in foreign securities, including so called "country funds," which have portfolios consisting exclusively of securities of issuers located in one foreign country, and funds that invest in securities included in foreign security indices, such as WEBS. The Regional Funds will limit their investments in such funds to those funds which invest in the appropriate regions in light of their respective investment policies. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against the Fund investing more than 10% of the value of its total assets in such securities. In addition to the advisory fees and other expenses each Fund bears directly in connection with its own operations, as a shareholder of another investment company, each Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, a Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative.

               Each Fund may invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange ("AMEX")). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.

               SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

               The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

               Each Fund may also purchase iShares MSCI Index Funds issued by iShares, Inc. ("iShares(SM)") and similar securities of other issuers. iShares(SM) are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in iShares(SM) can be substantially lower than the expense of small investments directly in the securities comprising the indices it seeks to track, the Adviser believes that investments in iShares(SM) of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

               iShares(SM) are listed on the AMEX, and were initially offered to the public in 1996. The market prices of iShares(SM) are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares(SM) on the AMEX. To date, iShares(SM) have traded at relatively modest discounts and premiums to their net asset values. However, iShares(SM) have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of iShares(SM) for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares(SM) will continue to be met or will remain unchanged.

               In the event substantial market or other disruptions affecting iShares(SM) should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected, and a Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares(SM) or other "country funds" as part of its investment strategy.

     Money Market Instruments

               "Money market instruments" which may be purchased by each Fund in accordance with its policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

               Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation, or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

               Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

               Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

     Options

               The Regional Funds and Emerging Markets Fund may purchase put and call options for hedging purposes or to increase total return. Such purchases would be in an amount not exceeding 5% of each Fund's net assets. Such options may or may not be listed on a U.S. or foreign exchange and issued by the Options Clearing Corporation, and may relate to particular securities, various stock or bond indices or foreign currencies. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

               Purchase of options is a highly specialized activity which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the options. Regardless of how much the market price of the underlying security or the value of a foreign currency increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or currency, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities or currency. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and the writer has the obligation to sell to the clearing corporation, the underlying security or currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

               In addition, each Fund, including the International Fund, may engage in writing covered call options (options on securities owned by such Fund) and enter into closing purchase transactions with respect to such options. Such options must be listed on a U.S. or foreign exchange and may or may not be issued by Options Clearing Corporation. The aggregate value of the securities subject to options written by a Fund may not exceed 25% of the value of its net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.

               When a Fund writes a covered call option, it may terminate its obligation to sell the underlying security prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss on the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

               When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by that Fund is included in the liability section of that Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date, or if the Fund involved enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund involved may deliver the underlying security from its portfolio or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund involved will realize a gain or loss. Premiums from expired call options written by the Funds and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. The use of covered call options is not a primary investment technique of the Funds and such options will normally be written on underlying securities as to which the Adviser does not anticipate significant short-term capital appreciation.

     Options on Futures Contracts

               Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the instruments being hedged, an option may or may not be less risky than ownership of the futures contract or such instruments. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

     Portfolio Turnover

               Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

     Repurchase Agreements

               Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the limitations discussed below under "Illiquid Securities."

               The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

               The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Securities Lending

               To increase return on its portfolio securities, each Fund may lend its portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

               When a Fund lends its portfolio securities, it continues to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     When-Issued and Forward Transactions

               Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. It is expected that "forward commitments" and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

               When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

               A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

               When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

               The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Miscellaneous

               The International and Regional Funds may not invest in oil, gas or mineral leases.

                             INVESTMENT LIMITATIONS

               As indicated below, certain investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to a Fund may be changed by the Company's Board of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of the Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company or such Fund, or
(b) 67% or more of the shares of the Company or such Fund present at a meeting if more than 50% of the outstanding shares of the Company or such Fund are represented at the meeting in person or by proxy.

               The following investment limitations are fundamental with respect to each Fund. A Fund may not:

               1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

               2. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

               3. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitation contained in the Prospectus might be considered to be the issuance of a senior security;

               4. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation;

               5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, providing that (a) with respect to the International Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (b) with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government, and (c) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and


               6. Make loans, except that (i) a Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) each of the International, Latin America, Pacific/Asia and Pan European Funds may lend portfolio securities in an amount not exceeding 30% of its total assets, and (iii) the Emerging Markets Fund may lend portfolio securities in accordance with its investment objective and policies.


               The following investment limitations are fundamental with respect to the International Fund, but are operating policies with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds. Each Fund may not:

               7. Purchase securities on margin, make short sales of securities, or maintain a short position;

               8. Invest in companies for the purpose of exercising management or control; and

               9. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

               The following investment limitations are fundamental with respect to the International Fund. The International Fund may not:

               10. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that the Fund may write covered call options with respect to its portfolio securities that are traded on a national securities exchange or on foreign exchanges and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such option, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and provided that the Fund may enter into forward currency contracts in accordance with its investment objective and policies;

               11. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years;

               12. Purchase or sell commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) the Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion; and


               13. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available.


               The following investment limitation is fundamental with respect to the International, Latin America, Pacific/Asia and Pan European Funds. Each of such Funds may not:

               14. Borrow money, except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes). The Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding. Optioned stock held in escrow is not deemed to be a pledge.

               The following investment limitation is fundamental with respect to the Latin America, Pacific/Asia, Pan European and Emerging Markets Funds. Each of such Funds may not:

               15. Purchase or sell commodities or commodities futures contracts or invest in oil, gas, or other mineral exploration or development programs; provided, however, that (i) this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; and (ii) a Fund may enter into forward currency contracts, futures contracts and related options and may invest up to 5% of its total assets in gold bullion.

               The Emerging Markets Fund may not:

               16. Borrow money or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

               The following investment limitation is an operating policy with respect to the Regional Funds and the Emerging Markets Fund. Each Fund will:


               17. Under normal market conditions, invest at least 80% of its respective net assets in investments that are tied economically to the particular country or geographic region suggested by its name In the event the Board of Directors votes to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change in a Fund's 80% investment policy.


                                      * * *

               In addition to the investment limitations described above, as a matter of fundamental policy for each Fund which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

               The International Fund will not invest more than 25% of the value of its total assets in domestic bank obligations.

               For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

               Notwithstanding Investment Limitation No. 13 above, the Company intends to limit the International Fund's investments in illiquid securities to 10% of such Fund's net (rather than total) assets.

               In addition to the above investment limitations, each Fund currently intends to limit its investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of the Fund's net assets. For the purpose of this limitation, warrants acquired by a Fund in units or attached to securities will be deemed to be without value. Each Fund also intends to refrain entering into arbitrage transactions.

               The International Fund may not purchase or sell commodities except as provided in Investment Limitation No. 12 above.

               If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's portfolio securities will not constitute a violation of such limitation. However, with respect to Investment Limitation No. 17, the limitation will be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

               Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Company's sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

               At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

               In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

               Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Company's transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

               Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

               Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Company. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

               Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Company, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. A 2.00% redemption fee is charged on certain redemptions. See the Company's International Funds Prospectus for further details. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

               As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

               BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297.

               Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

               During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

               The Company may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

               In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

               The Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

               Under certain circumstances, the Company may, in its discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

               An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

               (1) A fixed-dollar withdrawal

               (2) A fixed-share withdrawal

               (3) A fixed-percentage withdrawal (based on the current value of the account); or

               (4) A declining-balance withdrawal.


               Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

               Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Company or Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and, collectively with the Company, the "Companies") or for shares of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

               Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges are subject to a 2.00% redemption fee. See "Redemption Procedures." In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Company may also refuse an exchange request if it determines that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

               For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

               Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):

          . IRA's (including "rollovers" from existing retirement plans) for individuals and their spouses;

          . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          .    Keogh Plans for self-employed individuals.

               Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

               The Automatic Investment Program permits Investors to purchase shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50 per Fund. Provided the Investor's financial institution allows automatic withdrawals, shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

               The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Company may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

               Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

               The Company's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Company into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Company's authorized common stock is currently classified into 47 series of shares representing interests in 19 investment portfolios.

               Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Company's Board of Directors.

               Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, its shareholders are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the Company's portfolios, of any general assets of the Company not belonging to any particular portfolio of the Company which are available for distribution. In the event of a liquidation or dissolution of the Company, its shareholders will be entitled to the same distribution process.

               Shareholders of the Company are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Company's shares may elect all of the Company's directors, regardless of votes of other shareholders.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to class.

               The Company's Charter authorizes its Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value or converted into shares of another class of the Company's common stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

               Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

               Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued for fractional shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers


               The business and affairs of the Funds are managed under the direction of the Company's Board of Directors. The directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are as set forth below. Currently, none of the Company's directors is deemed an "interested person" of the Company as defined in the 1940 Act.



                                                                                     Number of
                                             Term of                               Portfolios in
                                            Office and                                Excelsior           Other
                           Position(s)      Length of          Principal          Complex Overseen    Directorships
                          Held with the    Time Served       Occupation(s)           by Board         Held by Board
Name, Address, Age/(1)/      Company          /(2)/       During Past 5 Years        Member/(3)/        Member /(4)/
-----------------------      -------       -----------    -------------------        -----------        ------------
DIRECTORS
Frederick S. Wonham        Director,       Since 1995     Retired; Chairman of          33            Vice Chairman of
     Age: 70               Chairman of                    the Board and Director                      U.S. Trust
                           the Board                      (since 1997) and                            Corporation and
                                                          President and                               U.S. Trust New
                                                          Treasurer (1995 to                          York (from
                                                          February 2002) of the                       February 1990
                                                          Company and Excelsior                       until September
                                                          Tax-Exempt Fund;                            1995); and
                                                          Chairman of the Board                       Chairman, U.S.
                                                          and Trustee (since                          Trust Company
                                                          1997), President and                        (from March 1993
                                                          Treasurer (1995 to                          to May 1997).
                                                          February 2002) of
                                                          Excelsior Funds Trust.

                                                                                         Number of
                                                                                         Portfolios in
                          Position(s) Held  Term of Office                             Excelsior Complex     Other Directorships
                              with the      and Length of    Principal Occupation(s)       Overseen by         Held by Board
  Name, Address, Age/(1)/     Company       Time Served/(2)/   During Past 5 Years      Board Member/(3)/        Member/(4)/
  -----------------------     -------       ---------------    -------------------      -----------------        ------------
Rodman L. Drake           Director/Trustee  Since 1994        Director of the                 33              Director, Parsons
     Age: 59                                                  Company and Excelsior                           Brinkerhoff, Inc.
                                                              Tax-Exempt Fund (since                          (engineering firm)
                                                              1996); Trustee of                               (since 1995);
                                                              Excelsior Funds Trust                           Chairman,
                                                              (since 1994); President,                        MetroCashcard
                                                              Continuation Investments                        International,
                                                              Group, Inc. (since 1997);                       Inc. (since 1999);
                                                              President, Mandrake                             Director, Hotelvision,
                                                              Group (investment and                           Inc. (since 1999);
                                                              consulting firm 1994-                           Director, Alliance
                                                              1997).                                          Group Services, Inc.
                                                                                                              (since 1998);
                                                                                                              Director, Clean Fuels
                                                                                                              Technology Corp.
                                                                                                              (since 1998);
                                                                                                              Director, Absolute
                                                                                                              Quality Inc. (since
                                                                                                              2000); Director,
                                                                                                              Hyperion Total Return
                                                                                                              Fund, Inc. and three
                                                                                                              other funds for which
                                                                                                              Hyperion Capital
                                                                                                              Management, Inc.
                                                                                                              serves as investment
                                                                                                              adviser (since 1991);
                                                                                                              Director, The Latin
                                                                                                              American Smaller Inc.
                                                                                                              Companies Fund,
                                                                                                              (from 1993 to 1998).

Ralph E. Gomory            Director        Since           Director of the                 33                 Director, Ashland,
     Age: 72                               September       Company and Excelsior                              Inc. (refining,
                                           2001            Tax-Exempt Fund and                                distribution, road
                                                           Trustee of Excelsior                               construction)
                                                           Funds Trust (since                                 (since 1991);
                                                           September 2001);                                   Director, Lexmark
                                                           President, Alfred P.                               International, Inc.
                                                           Sloan Foundation                                   (printer
                                                           (since 1989).                                      manufacturing) since
                                                                                                              1991); Director,
                                                                                                              Washington Post
                                                                                                              Company (media) (since
                                                                                                              1989); Director,
                                                                                                              Polaroid Company
                                                                                                              (cameras and film)
                                                                                                              (since 1993).

                                                                                         Number of
                                                                                       Portfolios in
                          Position(s) Held  Term of Office                             Excelsior Complex     Other Directorships
                              with the      and Length of    Principal Occupation(s)       Overseen by         Held by Board
  Name, Address, Age/(1)/     Company       Time Served/(2)/   During Past 5 Years      Board Member/(3)/        Member/(4)/
  -----------------------     -------       ---------------    -------------------      -----------------        ------------
Mel Hall                   Director         Since 2000       Director of the                 33                 None
     Age: 57                                                 Company and Excelsior
                                                             Tax-Exempt Fund
                                                             (since July 2000);
                                                             Trustee of Excelsior
                                                             Funds Trust (since
                                                             July 2000); Chief
                                                             Executive Officer,
                                                             Comprehensive Health
                                                             Services, Inc.
                                                             (health care
                                                             management and
                                                             administration).

 Roger M. Lynch            Director         Since            Director of the                 33             Director, SLD
     Age:  61                               September        Company and Excelsior                          Commodities, Inc.
                                            2001             Tax-Exempt Fund and                            (importer of
                                                             Trustee of Excelsior                           nuts) (since
                                                             Funds Trust (since                             1991); Chairman,
                                                             September 2001);                               Goldman Sachs Money
                                                             Retired; Chairman of                           Markets, Inc.
                                                             the Board of Trustees                          (from 1982 to
                                                             of Fairfield                                   1986).
                                                             University (since
                                                             1996); President,
                                                             Corporate Asset
                                                             Funding Co., Inc.
                                                             (asset
                                                             securitization)
                                                             (from 1987 to
                                                             1999); General
                                                             Partner (from
                                                             1980 to 1986) and
                                                             Limited Partner
                                                             (from 1986 to
                                                             1999), Goldman
                                                             Sachs & Co.

Jonathan Piel              Director         Since 1994       Director of the                 33             Director, Group
     Age: 63                                                 Company and Excelsior                          for the South
                                                             Tax-Exempt Fund (since                         Fork,
                                                             1996); Trustee of                              Bridgehampton,
                                                             Excelsior Funds Trust                          New York (since
                                                             (since 1994).                                  1993); and
                                                                                                            Member, Advisory
                                                                                                            Committee, Knight
                                                                                                            Journalism
                                                                                                            Fellowships,
                                                                                                            Massachusetts
                                                                                                            Institute of
                                                                                                            Technology (since
                                                                                                            1984).



                                                                                         Number of
                                                                                       Portfolios in
                                               Term of                                   Excelsior           Other
                             Position(s)      Office and          Principal          Complex Overseen    Directorships
                           Held with the      Length of         Occupation(s)            by Board        Held by Board
  Name, Address, Age/(1)/     Company      Time Served/(2)/  During Past 5 Years        Member/(3)/       Member/(4)/
  -----------------------     -------      ----------------  -------------------     ----------------     -----------
Officers

Stephen C. Hassenfelt      President       Since             Executive Vice                  N/A                N/A
114 W. 47/th/ Street                       February 2002     President, U.S. Trust
New York, NY 10036                                           Corporation (since
     Age: 52                                                 January 2002);
                                                             Chairman, U.S. Trust
                                                             Company of North
                                                             Carolina (since 1999);
                                                             Chairman and Chief
                                                             Executive Officer, NCT
                                                             Opportunities, Inc.
                                                             (since 1994); Chairman
                                                             and founder, North
                                                             Carolina Trust Company
                                                             (from 1984 to 1999);
                                                             President, the
                                                             Company, Excelsior
                                                             Tax-Exempt Fund and
                                                             Excelsior Funds Trust
                                                             (since February 2002);
                                                             Director, Guilford
                                                             Mills, Inc. (since
                                                             1989) and The Tenner
                                                             Companies (since 1993).

Brian F. Schmidt           Vice            Since 2001        Director, U.S. Trust            N/A                N/A
225 High Ridge Road        President,                        Company (since 2002);
Stamford, CT 06905         Chief                             Senior Vice President,
     Age: 43               Financial                         U.S. Trust Company
                           Officer and                       (since 1998); Vice
                           Treasurer                         President, U.S. Trust
                                                             Company (from 1996 to
                                                             1998); Vice
                                                             President, Chief
                                                             Financial Officer and
                                                             Treasurer, the
                                                             Company, Excelsior
                                                             Tax-Exempt Fund and
                                                             Excelsior Funds Trust
                                                             (since February
                                                             2001); Chief
                                                             Financial Officer,
                                                             Excelsior Venture
                                                             Investors III, LLC
                                                             and Excelsior Venture
                                                             Partners III, LLC
                                                             (since 1997) and UST
                                                             Private Equity Fund,
                                                             Inc. (since 1995).

Frank Bruno                Vice            Since 2001        Vice President, U.S.            N/A                N/A
225 High Ridge Road        President and                     Trust Company (since
Stamford, CT 06905         Assistant                         1994); Vice President
     Age: 42               Treasurer                         and Assistant
                                                             Treasurer, the
                                                             Company, Excelsior
                                                             Tax-Exempt Fund and
                                                             Excelsior Funds Trust
                                                             (since February 2001);
                                                             Treasurer: Excelsior
                                                             Venture Investors III,
                                                             LLC and Excelsior
                                                             Venture Partners III,
                                                             LLC (since 2001),
                                                             Excelsior Private
                                                             Equity Fund II, Inc.
                                                             (since 1997) and UST
                                                             Private Equity Fund,
                                                             Inc. (since 1995).

                                                                                           Number of
                                                Term of                                  Portfolios in           Other
                             Position(s)      Office and           Principal               Excelsior         Directorships
                            Held with the      Length of         Occupation(s)          Complex Overseen     Held by Board
  Name, Address, Age/(1)/      Company      Time Served/(2)/  During Past 5 Years      by Board Member/(3)/    Member/(4)/
  --------------------         -------      --------------    -------------------      --------------------    -----------
W. Bruce McConnel           Secretary         Since 1984      Partner in the law               N/A                N/A
One Logan Square                                              firm of Drinker Biddle
18/th/ & Cherry St.                                           & Reath.
Philadelphia, PA
    19103-6996
    Age: 59

Diana E. McCarthy           Assistant         Since           Partner in the law               N/A                N/A
One Logan Square            Secretary         February 2002   firm of Drinker Biddle
18/th/ & Cherry St.                                           & Reath.
Philadelphia, PA
    19103-6996
    Age: 51

Julia Babik                 Assistant         Since 2001      Employed by SEI                  N/A                N/A
530 E. Sweedesford Rd.      Treasurer                         Investments since May
Wayne, PA 19087                                               1993.  Director of
Age: 33                                                       Funds Accounting, SEI
                                                              Investments (since
                                                              2000); Fund
                                                              Accounting Manager
                                                              (1997 to 2000).

Timothy Barto               Assistant         Since 2001      Employed by SEI                  N/A                N/A
One Freedom Valley Drive    Treasurer                         Investments since
Oaks, PA 19456                                                October 1999.  Vice
   Age: 34                                                    President and
                                                              Assistant Secretary of
                                                              SEI Investments since
                                                              December 1999.
                                                              Associate at Dechert,
                                                              Price & Rhoads (1997
                                                              to 1999).  Associate
                                                              at Richter, Miller and
                                                              Finn (1993 to 1997).


--------------------------------


/(1)/ Each director may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
/(2)/ Each director holds office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of the Company hold office for a one-year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with the Company's By-Laws.
/(3)/ The Excelsior Funds Complex consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust, for which U.S. Trust serves as investment adviser. As of July 31, 2002, the Excelsior Complex consisted of 33 Funds.
/(4)/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

               Until June 1, 2000, Mr. Wonham owned shares of U.S. Trust Corporation ("UST"), the Adviser's parent, which had a value in excess of $60,000. On June 1, 2000, UST completed its merger with The Charles Schwab Corporation ("Schwab"); at that time, Schwab purchased all of the outstanding shares of UST in exchange for shares of Schwab. As a result, Mr. Wonham received shares of Schwab with a value in excess of $60,000. As of December 31, 2001, Mr. Wonham had sold all of his Schwab shares.

               The Company's Board has a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Company's Board in the event a position is vacated or created. The Nominating Committee met once during the Company's fiscal year ended March 31, 2002. At that meeting, held on May 18, 2001, the Nominating Committee nominated Messrs. Gomory and Lynch for election to the Company's Board. The Nominating Committee will consider nominees recommended by the Company's shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

               Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. Drinker Biddle & Reath LLP, of which Mr. McConnel and Ms. McCarthy are partners, receives legal fees as counsel to the Company. The employees of U.S. Trust Company and SEI do not receive any compensation from the Company for acting as officers of the Company. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Company.

               The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2001./1/



                                                                   Aggregate Dollar Range of
                                                                    Equity Securities in All
                                                                       Funds in the Fund
                                      Dollar Range of Equity          Complex Overseen by
    Name of Director/Trustee      Securities in the Fund Complex      the Director/Trustee
    ------------------------      ------------------------------      --------------------
Frederick S. Wonham           Excelsior Funds, Inc.                      Over $100,000
                                   Value and Restructuring Fund
                                         $10,001 - $50,000
                              Excelsior Tax-Exempt Funds, Inc.
                                       Tax-Exempt Money Fund
                                           over $100,000
                              All other Funds: None


---------------------------
/1/ Fund Complex means the Company, Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust.

                                                                  Aggregate Dollar Range of
                                                                    Equity Securities in All
                                                                       Funds in the Fund
                                      Dollar Range of Equity          Complex Overseen by
    Name of Director/Trustee      Securities in the Fund Complex      the Director/Trustee
    ------------------------      ------------------------------      --------------------
Rodman L. Drake               Excelsior Tax-Exempt Funds, Inc.             $1 - $10,000
                                     Long-Term Tax-Exempt Fund
                                            $1-$10,000
                              All other Funds:  None

Ralph E. Gomory                                 None                            None

Mel Hall                                        None                            None

Roger M. Lynch                                  None                            None

Jonathan Piel                Excelsior Funds, Inc.                         Over $100,000
                                   Money Fund
                                      $1 - $10,000
                                   Blended Equity Fund
                                      $50,001 - $100,000
                                  Managed Income Fund
                                      $10,001 - $50,000
                                  Large Cap Growth Fund
                                      $10,001 - $50,000
                                  Pacific/Asia Fund
                                      $10,001 - $50,000
                                  Pan European Fund
                                      $10,000-$50,000
                                  Value and Restructuring Fund
                                      $50,001 - $100,000
                            Excelsior Tax-Exempt Funds, Inc.
                                  Intermediate-Term
                                  Tax-Exempt Fund
                                      $50,001 - $100,000
                            All other Funds: None



               As of July 2, 2002, the directors and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each fund of the Company, and less than 1% of the outstanding shares of all funds of the Company in the aggregate.


               The following chart provides certain information about the fees received by the Company's directors in the most recently completed fiscal year.


                                                       Pension or
                                     Aggregate         Retirement                           Total Compensation
                                   Compensation     Benefits Accrued     Estimated Annual    from the Company
                                     from the       as Part of Fund       Benefits Upon      and Fund Complex*
Name of Person/Position              Company           Expenses            Retirement        Paid to Directors
-----------------------              -------           --------            ----------        -----------------
Rodman L. Drake                    $ 23,065              None                 None              $ 55,172(3)**

                                                       Pension or
                                                       Retirement                           Total Compensation
                                   Aggregate        Benefits Accrued    Estimated Annual   from the Company and
                                 Compensation       as Part of Fund      Benefits Upon         Fund Complex*
Name of Person/Position        from the Company         Expenses          Retirement         Paid to Directors
-----------------------        ----------------         --------          ----------         -----------------
Director

Joseph H. Dugan***                $  7,500              None                 None              $ 17,500(3)**
Director

Wolfe J. Frankl***                $  7,500              None                 None              $ 17,500(3)**
Director

Roger M. Lynch****                $  9,361              None                 None              $ 22,597(3)**
Director

Ralph E. Gomory****               $  6,861              None                 None              $ 16,597(3)**
Director

Jonathan Piel                     $ 22,424              None                 None              $ 53,489(3)**
Director

Robert A. Robinson***             $  8,500              None                 None              $ 20,000(3)**
Director

Alfred C. Tannachion***           $  7,500              None                 None              $ 17,500(3)**
Director

Mel Hall                          $ 21,424              None                 None              $ 50,989(3)**
Director

Frederick S. Wonham               $ 27,225              None                 None              $ 67,591(3)**
Chairman of the Board,
President and Treasurer


-------------------------
* The "Fund Complex" consists of the Company, Excelsior Tax-Exempt Fund and Excelsior Funds Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.


*** Messrs. Dugan, Frankl, Robinson and Tannachion retired from the Boards effective as of July 27, 2001.

**** Messrs. Gomory and Lynch were elected to the Boards on September 7, 2001.


Investment Advisory and Administration Agreements

          U.S. Trust New York and U.S. Trust Company (together with U. S. Trust New York, "U. S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectus. U.S. Trust New York and U.S. Trust Company provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust - New York Fund Advisers Division and U.S. Trust - Connecticut Fund Advisers Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the agreements other than the cost of securities, including brokerage commissions, purchased for the Funds.

          Prior to May 31, 2000, U.S. Trust served as investment adviser to the International, Latin America, Pacific/Asia and Pan European Funds pursuant to advisory agreements substantially similar to the Investment Advisory Agreements currently in effect for such Funds.

          For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, the Adviser is entitled to be paid a fee, computed daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of each of the International, Latin America, Pacific/Asia and Pan European Funds, and 1.25% of the average daily net assets of the Emerging Markets Fund.


          The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2003.



          For the fiscal years ended March 31, 2002, 2001 and 2000, the Company paid the Adviser fees for advisory services as follows:



                                     Fiscal Year ended      Fiscal Year ended      Fiscal Year ended
                                     March 31, 2002         March 31, 2001         March 31, 2000
                                     --------------         --------------         --------------
International Fund                       $1,969,494             $3,545,134            $2,603,367

Latin America Fund                       $  127,882             $  151,232            $  157,606

Pacific/Asia Fund                        $  189,836             $  506,022            $  578,324

Pan European Fund                        $  746,486             $1,457,145            $1,404,984

Emerging Markets Fund                    $  129,676             $  105,327            $   82,834

               For the fiscal years ended March 31, 2002, 2001 and 2000, the Adviser voluntarily agreed to waive a portion of its advisory fee for certain funds. During the periods stated, these waivers reduced advisory fees by the following:

                         Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                         March 31, 2002     March 31, 2001     March 31, 2000
                         --------------     --------------     --------------

International Fund           $299,837           $516,076           $295,860

Latin America Fund           $ 32,987           $ 50,330           $ 18,635

Pacific/Asia Fund            $ 73,600           $107,511           $ 56,097

Pan European Fund            $ 71,733           $114,508           $ 94,989

Emerging Markets Fund        $ 42,582           $ 57,657           $ 36,469

               At a meeting held on July 31, 2002, the Board of Directors of the Company, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Company's Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Company, the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Company; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

               Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

               After discussion, the Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Company. The Board of Directors also concluded that based on the services that the Adviser would provide to the Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.


               The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U. S. Trust New York and U. S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreements to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


               U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.


               SEI, Federated Services Company (an affiliate of the Distributor) and U.S. Trust Company (together, the "Administrators") serve as the Company's administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement"). Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.


               For the services provided to the Funds, the Administrators are jointly entitled to a fee, computed daily and paid monthly, at the annual rate of 0.20% of the average daily net assets of each Fund. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waivers may be terminated at any time. For the fiscal year ending March 31, 2002, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

               For the fiscal years ended March 31, 2002, 2001 and 2000, the fees paid by the Funds for administration services were as follows:

                         Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                           March 31, 2002     March 31, 2001     March 31, 2000
                           --------------     --------------     --------------

International Fund           $385,563            $811,432          $579,280

Latin America Fund           $ 27,403            $ 39,518          $ 33,846

Pacific/Asia Fund            $ 44,596            $121,040          $124,990

Pan European Fund            $139,219            $312,116          $297,627

Emerging Markets Fund        $ 23,026            $ 26,077          $ 19,041

               For the fiscal years ended March 31, 2002, 2001 and 2000, the Administrators waived the following administration fees:

                         Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                           March 31, 2002     March 31, 2001     March 31, 2000
                           --------------     --------------     --------------

International Fund           $ 68,306            $    810          $    565

Latin America Fund           $  4,771            $    766          $  1,441

Pacific/Asia Fund            $  8,092            $  1,667          $  1,439

Pan European Fund            $ 24,425            $  2,215          $  2,368

Emerging Markets Fund        $  4,536            $      0          $      0


Shareholder Organizations

               The Company has entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization, of which no more than .25% is a "service fee" within the meaning of Rule 2830(d)(5) of the National Association of Securities Dealers, Inc. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Company to Customers; and
(g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.

          The Company's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by the Company. Pursuant to the Plan, the Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of the Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

          Any material amendment to the Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Company's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Company's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such Disinterested Directors.


          For the fiscal year ended March 31, 2002, the Company made payments to Shareholder Organizations in the following amounts:



                                                  Amounts Paid to Affiliates
                                              ----------------------------------
                            Total Paid                   of U.S. Trust
                            ----------        ----------------------------------
International Fund            $287,630                        $287,630

Latin America Fund            $ 31,967                        $ 24,039

Pacific/Asia Fund             $ 31,734                        $ 31,734

Pan European Fund             $ 71,733                        $ 71,733

Emerging Markets Fund         $ 18,240                        $ 18,240


Expenses

          Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Company's directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualifications fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent

          The J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J. P. Morgan Chase & Co., Inc., serves as the custodian of the Funds' assets. Under the Custodian Agreement, Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Company's Board of Directors concerning the Funds' operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.

          State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

          State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. BFDS may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184.)

          Prior to September 24, 2001, U.S. Trust New York served as the Funds' transfer agent and dividend disbursing agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency Agreement currently in effect for the Funds.


                             PORTFOLIO TRANSACTIONS

          Subject to the general control of the Company's Board of Directors, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

          The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Funds' Prospectus for the Funds' portfolio turnover rates.

          Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. In executing portfolio transactions for the Funds, the Adviser may use affiliated brokers in accordance with the requirements of the 1940 Act. The Adviser may also take into account the sale of Fund shares in allocating brokerage transactions.

          During the last three fiscal years, the Company paid brokerage commissions on behalf of each Fund, as shown in the table below:


     Fund                                     2002         2001        2000
     ----                                     ----         ----        ----
     International Fund ................    $816,958   $1,130,570   $746,459
     Latin America Fund ................    $ 35,881   $   35,682   $ 81,899
     Pacific/Asia Fund .................    $215,650   $  408,468   $668,524
     Pan/European Fund .................    $212,583   $  391,322   $383,252
     Emerging Markets Fund .............    $ 78,012   $   33,403   $ 57,760


          Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, a Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession.

          The Investment Advisory Agreements between the Company and U.S. Trust provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Company, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

          In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Company's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause a Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

          Supplementary research information so received is in addition to and not in lieu of services required to be performed by U.S. Trust and does not reduce the investment advisory fees payable by the Funds. Such information may be useful to U.S. Trust in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to U.S. Trust in carrying out its obligations to the Funds.


          During the fiscal year ended March 31, 2002, the Adviser directed Fund brokerage transactions to brokers because of research services provided. The amounts of such transactions and their related commissions were are follows:



               Fund             Amount of Transactions     Related Commission
               ----             ----------------------     ------------------
       International Fund            $ 18,502,233               $ 38,014
       Latin America Fund            $    137,345               $    246
       Pacific/Asia Fund             $  1,335,841               $  2,424
       Pan European Fund             $  9,831,537               $ 13,529
       Emerging Markets Fund         $  1,112,226               $  7,911


          Portfolio securities will not be purchased from or sold to the Adviser, Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

          Investment decisions for each Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by U.S. Trust. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which U.S. Trust believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, U.S. Trust may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


          The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2002, the following Funds held the following securities of the Company's regular brokers or dealers or their parents: the International Fund held a JP Morgan Chase Securities, Inc. repurchase agreement with a principal amount of $2,857,000; the Latin America Fund held a JP Morgan Chase Securities, Inc. repurchase agreement with a principal amount of $660,000; the Pacific/Asia Fund held a JP Morgan Chase Securities, Inc. repurchase agreement with a principal amount of $394,000; the Pan European Fund held a JP Morgan Chase Securities, Inc. repurchase agreement with a principal amount of $167,000; and the Emerging Markets Fund held a JP Morgan Chase Securities, Inc. repurchase agreement with a principal amount of $873,000.

                               PORTFOLIO VALUATION

          The Funds' portfolio securities, which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors.

          A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. An option, futures or foreign currency futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. A forward currency contract is valued based on the last published forward currency rate which reflects the duration of the contract and the value of the underlying currency. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion.

          The Company's Administrators have undertaken to price the securities in each Fund's portfolio, and may use one or more independent pricing services in connection with this service.

                              INDEPENDENT AUDITORS


          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of the Company. The Funds' Financial Highlights included in the Prospectus and the financial statements for the fiscal year ended March 31, 2002 incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their report thereon which appears therein.


                                     COUNSEL


          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, and Ms. McCarthy, Assistant Secretary of the Company, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, is counsel to the Company.


                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following supplements the tax information contained in the Prospectus.


          For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          If the International Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the International Fund does not qualify or elect to "pass through" to the Fund's shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

          The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and/or foreign taxes.

                             PERFORMANCE INFORMATION


          The Funds may advertise the "average annual total return (before taxes)" for their shares. Such total return figure reflects the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-year period, and may be given for other periods as well (such as from the commencement of a Fund's operations, or on a year-by-year basis). The average annual total return (before taxes) is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                  T = [(ERV)/1/n/ - 1]
                                        ---
                                         P

       Where:      T =     average annual total return.

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                   P =     hypothetical initial payment of $1,000.

                   n = period covered by the computation, expressed in years.


          Each Fund may also advertise the "aggregate total return" for its shares for various periods, representing the cumulative change in the value of an investment in the Fund for the specific period. The aggregate total return is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemptions of Fund shares. The formula for calculating aggregate total return is as follows:


                           Aggregate Total Return = [(ERV) - 1]
                                                      ---
                                                       P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in a Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                 Based on the foregoing calculations, the average annual total returns (before taxes) for the period from the commencement of operations until March 31, 2002 and the one-, five-year and ten-year (if applicable) periods ended March 31, 2002 for each of the Funds were as follows:



                                   Average Annual Total Returns (before taxes)
                                                                                            For the Period from the
                                  One Year          Five Years         Ten Years          Commencement of Operations*
                                 ----------        ------------        ----------         ---------------------------
  International Fund              (12.25)%            0.02%              4.25%                       N/A

  Latin America Fund               16.12%            (4.40)%               N/A                     2.24%

  Pacific/Asia Fund                 1.62%            (4.12)%               N/A                     2.58%

  Pan European Fund                (8.26)%            1.46%                N/A                     7.15%

  Emerging Markets Fund            12.16%               N/A                N/A                    (7.25)%


* The International Fund commenced operations on July 21, 1987; the Latin American, Pacific/Asia and Pan European Funds commenced operations on December 31, 1992; and the Emerging Markets Fund commenced operations on January 2, 1998.


                 Based on the foregoing calculations, the aggregate annual total returns for the period from the commencement of operations until March 31, 2002 and the one- and five-year periods ended March 31, 2002 for each of the Funds were as follows:



                                                           Aggregate Annual Total Returns
                                                                                             For the Period from
                                                                                              Commencement of
                                       Five Years                    Ten Years                  Operations*
                                      ------------                  -----------             ---------------------
  International Fund                     0.08%                       51.60%                       78.46%

  Latin America Fund                   (20.14)%                         N/A                       22.73%

  Pacific/Asia Fund                    (18.96)%                         N/A                       26.62%

  Pan European Fund                      7.51%                          N/A                       89.42%

  Emerging Markets Fund*                   N/A                          N/A                      (27.36)%


* The International Fund commenced operations on July 21, 1987; the Latin America, Pacific/Asia and Pan European Funds commenced operations on December 31, 1992; and the Emerging Markets Fund commenced operations on January 2, 1998.

                  The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

                  "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

                  "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

                  The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

                  The total return of shares of a Fund may be compared to that of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund may be compared to data prepared by Lipper, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and techniques that together with market conditions and events, materially affected each Fund's performance.

                  The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                  Performance will fluctuate and any quotation of performance should not be considered as representative of a Fund's future performance. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of performance.

                                 CODE OF ETHICS

                  The Company, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics that allow for personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

                  As used herein, "assets allocable to the Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular portfolio of the Company. In determining a Fund's net asset value, assets allocable to the Fund are charged with the direct liabilities in respect of the Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Company's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular Fund, are conclusive.


                  As of July 2, 2002, U.S. Trust and its affiliates held of record 90.32%, 74.33%, 83.53%, 87.77% and 95.53% of the International, Latin
America, Pacific/Asia, Pan European and Emerging Markets Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                  As of July 2, 2002, the name, address and percentage ownership of each person that owned beneficially 5% or more of the outstanding shares of a Fund was as follows: INTERNATIONAL FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 11.80%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California, 5.04%; LATIN AMERICA FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 10.22%; and EMERGING MARKETS FUND: U.S. Trust Retirement Fund, c/o United States Trust Company of New York, 114 West 47/th/ Street, New York, New York 10036, 6.97%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 9.79%; Greentree Foundation, 599 Lexington Avenue, New York, New York 10022, 5.57%.

                              FINANCIAL STATEMENTS


                  The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2002 (the "2002 Annual Report") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2002 Annual Report are incorporated by reference herein. The financial statements included in the 2002 Annual Report for the Funds have been audited by the Company's independent auditors, Ernst & Young LLP whose report thereon also appears in the 2002 Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2002 Annual Report may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS



Short-Term Credit Ratings

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.


         "D" - Securities are in actual or imminent payment default.


Long-Term Credit Ratings

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor's

       CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

                .  Positive means that a rating may be raised.
                .  Negative means that a rating may be lowered.
                . Stable means that a rating is not likely to change. . Developing means a rating may be raised or lowered. . N.M. means not meaningful.

Moody's

       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

       Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


Municipal Note Ratings


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.


         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.


About Credit Ratings

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                                   APPENDIX B

                  The Funds may enter into futures contacts and options. Such transactions are described in this Appendix.

I.       Interest Rate Futures Contracts.

                  Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

                  Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade and the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities, three-month Treasury Bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.      Stock Index Futures Contracts.

                  General. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

III.     Futures Contracts on Foreign Currencies.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.      Margin Payments.

                  Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.       Risks of Transactions in Futures Contracts.

                  There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Fund. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the future contract being used, or if otherwise deemed to be appropriate by the Fund. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

                  Where futures are purchased to hedge against a possible increase in the price of securities or a currency before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities to be purchased.

                  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Fund may still not result in a successful hedging transaction over a short time frame.

                  Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                  Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  Successful use of futures by the Fund is also subject to the Fund's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its Portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


VI.      Options on Futures Contracts.


                  The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                  Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts. Although permitted by their fundamental investment policies, the Fund does not currently intend to write futures options during the current fiscal year, and will not do so in the future absent any necessary regulatory approvals.

VII.     Accounting and Tax Treatment.

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                  Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, no more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive federal tax treatment similar to that described above.

                  Certain foreign currency contracts entered into by the Fund may be subject to the "mark-to-market" process. If the Fund makes a Capital Asset Election with respect to such contracts, the contracts will be subject to the 40-60 rule, described above. Otherwise, such gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                  Some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the "mark-to-market" rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that the Fund may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  Under the federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income must be derived from gains realized on the sale or other disposition of securities held for less than three months. With respect to futures contracts and other financial instruments subject to the "mark-to-market" rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the "mark-to-market" rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of the mark-to-market rules) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                              EXCELSIOR FUNDS, INC.

                      Short-Term Government Securities Fund
                      Intermediate-Term Managed Income Fund
                               Managed Income Fund

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                      Short-Term Tax-Exempt Securities Fund
                        Intermediate-Term Tax-Exempt Fund
                            Long-Term Tax-Exempt Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2002

          This Statement of Additional Information (the "SAI") is not a prospectus but should be read in conjunction with the current prospectuses for the Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds of Excelsior Funds, Inc. and the Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds of Excelsior Tax-Exempt Funds, Inc. (individually, a "Fund" and collectively, the "Funds") dated August 1, 2002 (the "Prospectuses"). Copies of the Prospectuses may be obtained by writing Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc. c/o SEI Investments Mutual Funds Services ("SEI"), One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling (800) 446-1012. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

          The audited financial statements and related reports of Ernst & Young LLP, independent auditors, contained in the annual reports to the Funds' shareholders for the fiscal year ended March 31, 2002 are incorporated herein by reference in the section entitled "Financial Statements." No other parts of the annual reports are incorporated herein by reference. Copies of the annual reports may be obtained upon request and without charge by calling (800) 446-1012.

                               TABLE OF CONTENTS


                                                                       PAGE
CLASSIFICATION AND HISTORY .........................................    1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS ........................    1
      Additional Investment Policies ...............................    1
      Additional Information on Portfolio Instruments ..............    3
INVESTMENT LIMITATIONS .............................................   15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .....................   20
      Distributor ..................................................   20
      Purchase of Shares ...........................................   21
      Redemption Procedures ........................................   21
      Other Redemption Information .................................   23
INVESTOR PROGRAMS ..................................................   23
      Systematic Withdrawal Plan ...................................   23
      Exchange Privilege ...........................................   24
      Retirement Plans .............................................   25
      Automatic Investment Program .................................   25
      Additional Information .......................................   25
DESCRIPTION OF CAPITAL STOCK .......................................   26
MANAGEMENT OF THE FUNDS ............................................   27
      Directors and Officers .......................................   27
      Investment Advisory and Administration Agreements ............   34
      Shareholder Organizations ....................................   39
      Expenses .....................................................   40
      Custodian and Transfer Agent .................................   40
PORTFOLIO TRANSACTIONS .............................................   41
PORTFOLIO VALUATION ................................................   43
INDEPENDENT AUDITORS ...............................................   44
COUNSEL ............................................................   44
ADDITIONAL INFORMATION CONCERNING TAXES ............................   44
      Generally ....................................................   44
PERFORMANCE AND YIELD INFORMATION ..................................   46
      Yields and Performance .......................................   46
CODE OF ETHICS .....................................................   51
MISCELLANEOUS ......................................................   51
FINANCIAL STATEMENTS ...............................................   52
APPENDIX A .........................................................  A-1

                           CLASSIFICATION AND HISTORY

          Excelsior Funds, Inc. ("Excelsior Fund") and Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund" and collectively with Excelsior Fund, the "Companies") are open-end, management investment companies. The Short-Term Government Securities, Intermediate-Term Managed Income and Managed Income Funds (collectively, the "Fixed-Income Funds") are separate series of Excelsior Fund. The Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds (collectively, the "Tax-Exempt Funds") are separate series of Excelsior Tax-Exempt Fund. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers one class of shares. Excelsior Fund and Excelsior Tax-Exempt Fund were organized as Maryland corporations on August 2, 1984 and August 8, 1984, respectively. Prior to December 28, 1995, Excelsior Fund and Excelsior Tax-Exempt Fund were known as "UST Master Funds, Inc." and "UST Master Tax-Exempt Funds, Inc.," respectively.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

          The following information supplements the description of the investment objectives, strategies and risks of the Funds as set forth in the Prospectuses. The investment objective of each of the Funds may not be changed without the vote of the holders of a majority of its outstanding shares (as defined below). Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval.

          For ease of reference, the various Funds are referred to as follows:
Short-Term Tax-Exempt Securities Fund as "ST Tax-Exempt Fund;" Intermediate-Term Tax-Exempt Fund as "IT Tax-Exempt Fund;" Long-Term Tax-Exempt Fund as "LT Tax-Exempt Fund;" Short-Term Government Securities Fund as "ST Government Fund;" and Intermediate-Term Managed Income Fund as "IT Managed Income Fund."

Additional Investment Policies

Short-Term Government Securities Fund


          Under normal circumstances, at least 80% of the ST Government Fund's net assets will be invested in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations. As a result, the interest income on such investments generally should be exempt from state and local personal income taxes in most states. In all states this tax exemption is passed through to the Fund's shareholders.


Intermediate-Term Managed Income and Managed Income Funds


          The IT Managed Income and Managed Income Funds may invest in the following types of securities: corporate debt obligations such as bonds, debentures, obligations convertible into common stocks and money market instruments; preferred stocks; and obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities. The Funds are also permitted to enter into repurchase agreements. The Funds may, from time to time, invest in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). The purchase of Municipal Obligations may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. government debt obligations.

          Under normal market conditions, at least 65% of the IT Managed Income and Managed Income Funds' total assets will be invested in investment-grade debt obligations rated within the three highest ratings of Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or in unrated obligations considered to be of comparable credit quality by the Adviser) and in U.S. government obligations and money market instruments of the types listed below under "Additional Information on Portfolio Instruments - Money Market Instruments." When, in the opinion of the Adviser, a defensive investment posture is warranted, the Funds may invest temporarily and without limitation in high quality, short-term money market instruments.

          Unrated securities will be considered of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers of such securities are rated "Baa/BBB" or better. It should be noted that obligations rated in the lowest of the top four ratings ("Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated bonds.


          The IT Managed Income and Managed Income Funds may invest up to 25% of their respective total assets in: preferred stocks; dollar-denominated debt obligations of foreign issuers, including foreign corporations and foreign governments; or dollar-denominated debt obligations of U.S. companies issued outside the United States. These Funds may also enter into foreign currency exchange transactions for hedging purposes. These Funds may invest up to 10% and 25% of their respective total assets in obligations rated below the four highest ratings of S&P or Moody's ("junk bonds") with no minimum rating required. The Funds will not invest in common stocks, and any common stocks received through conversion of convertible debt obligations will be sold in an orderly manner as soon as possible. However, the IT Managed Income and Managed Income Funds may hold equity securities as a result of defaulted securities.


Short-Term Tax-Exempt Securities, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds

          The Tax-Exempt Funds will invest substantially all of their assets in Municipal Obligations which are determined by the Adviser to present minimal credit risks. As a matter of fundamental policy, under normal circumstances, each Fund will maintain at least 80% of its net assets in Municipal Obligations. (This policy may not be changed with respect to a Fund without the vote of the holders of a majority of its outstanding shares.) However, from time to time on a temporary defensive basis due to market conditions, each Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Should a Fund invest in taxable obligations, it would purchase: (i) obligations of the U.S. Treasury;
(ii) obligations of agencies and instrumentalities of the U.S. government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. government obligations or other money market instruments; (v) municipal bond index and interest rate futures contracts; or (vi) securities issued by other investment companies that invest in high quality, short-term securities.

          In seeking to achieve its investment objective, each Tax-Exempt Fund may invest in "private activity bonds" (see "Additional Information on Portfolio Instruments -- Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of a Fund's total assets when added together with any taxable investments held by that Fund.

          The Municipal Obligations purchased by the Funds will consist of: (1) bonds rated "BBB" or higher by S&P or by Fitch IBCA ("Fitch"), or "Baa" or higher by Moody's, or, in certain instances, bonds with lower ratings if they are determined by the Adviser to be comparable to BBB/Baa-rated issues; (2) notes rated "MIG-3" or higher ("VMIG-3" or higher in the case of variable rate notes) by Moody's, or "SP-3" or higher by S&P, or "F3" or higher by Fitch; and
(3) commercial paper rated "Prime-3" or higher by Moody's, or "A-3" or higher by S&P, or "F3" or higher by Fitch. Securities rated "BBB" by S&P and Fitch or "Baa" by Moody's are generally considered to be investment grade, although they have speculative characteristics and are more sensitive to economic change than higher rated securities. If not rated, securities purchased by the Funds will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Directors. A discussion of Moody's, Fitch's and S&P's rating categories is contained in Appendix A.

          Although the Funds do not presently intend to do so on a regular basis, they may invest more than 25% of their assets in Municipal Obligations the interest on which is paid solely from revenues of similar projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that a Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

Additional Information on Portfolio Instruments

          Borrowing and Reverse Repurchase Agreements

          Each Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

          Forward Currency Transactions

          The Managed Income and IT Managed Income Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange markets, or by entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency for a set price at a future date. In this respect, forward currency contracts are similar to foreign currency futures contracts; however, unlike futures contracts which are traded on recognized commodities exchange, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

          A Fund's participation in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of a Fund's assets, but will be employed as necessary to correspond to particular transactions or positions. A Fund may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated, quoted in, or currently convertible into that particular currency. When the Funds engage in forward currency transactions, certain asset segregation requirements must be satisfied to ensure that the use of foreign currency transactions is unleveraged. When a Fund takes a long position in a forward currency contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a forward currency contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the currency underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a forward currency position generally by entering into an offsetting position.

          The transaction costs to the Funds of engaging in forward currency transactions vary with factors such as the currency involved, the length of the contract period and prevailing currency market conditions. Because currency transactions are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities being hedged, but it does establish a rate of exchange that can be achieved in the future. Thus, although forward currency contracts used for transaction or position hedging purposes may limit the risk of loss due to an increase in the value of the hedged currency, at the same time they limit potential gain that might result were the contracts not entered into. Further, the Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. If a price movement in a particular currency is generally anticipated, a Fund may not be able to contract to sell or purchase that currency at an advantageous price.

          At or before the maturity of a forward sale contract, a Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract. The foregoing principles generally apply also to forward purchase contracts.

          Futures Contracts

          The Funds may invest in interest rate futures contracts and municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made. Any income from investments in futures contracts will be taxable income of the Funds.

          The Fund may enter into contracts for the future delivery of fixed-income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

          The Funds will not engage in transactions in futures contracts for speculation, but only as a hedge against changes in market values of securities which they hold or intend to purchase where the transactions are intended to reduce risks inherent in the management of the Funds. Each Fund may engage in futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. Each Fund currently intends to limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts.

          When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is unleveraged. When a Fund takes a long position in a futures contract, it must maintain a segregated account containing liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must maintain a segregated account containing liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" a futures position generally by entering into an offsetting position. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

          Transactions by a Fund in futures contracts may subject the Fund to a number of risks. Successful use of futures by a Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. There may be an imperfect correlation, or no correlation at all, between movements in the price of the futures contracts and movements in the price of the instruments being hedged. In addition, investments in futures may subject a Fund to losses due to unanticipated market movements which are potentially unlimited. Further, there is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

          As noted above, the risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

          Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

          Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          Government Obligations

          The Funds may purchase government obligations which include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Adviser believes that the credit risk with respect to the instrumentality is minimal.

          Examples of the types of U.S. government obligations that may be held by the Funds include, in addition to U.S. Treasury Bills, the obligations of Federal Home Loan Banks, the Farm Credit System Financial Assistance Corporation, Federal Land Banks, the Federal Financing Bank, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Tennessee Valley Authority and Maritime Administration.

          Illiquid Securities

          No Fund will knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the particular Fund has valued the security. Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Adviser, acting under guidelines approved and monitored by the Boards, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

          Insured Municipal Obligations

          The Tax-Exempt Funds may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations. Although insurance coverage for the Municipal Obligations held by the Tax-Exempt Funds reduces credit risk by insuring that the Funds will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. Each Tax-Exempt Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

          Investment Company Securities

          The Funds may also invest in securities issued by other investment companies which invest in high-quality, short-term securities and which determine their net asset value per share based on the amortized cost or penny-rounding method (i.e., money market funds). In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Such securities will be acquired by the Funds within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition against a Fund investing more than 10% of the value of its total assets in such securities.


          Each Fund may also invest in SPDRs. SPDRs are interests in a unit investment trust ("UIT") that may be contained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). There is a 5% limit based on total assets on investments by any one Fund in SPDRs. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.


          SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

          The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Funds could result in losses on SPDRs.

          Money Market Instruments

          "Money market instruments" that may be purchased by the Tax-Exempt Funds and the IT Managed Income and Managed Income Funds in accordance with their investment objectives and policies include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations acquired by the IT Managed Income and Managed Income Funds may also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Investments in bank obligations of foreign branches of domestic financial institutions or of domestic branches of foreign banks are limited so that no more than 5% of the value of the Managed Income Fund's total assets will be invested in obligations of any one foreign or domestic branch and no more than 20% of the Fund's total assets at the time of purchase will be invested in the aggregate in such obligations. Investments in time deposits are limited to no more than 5% of the value of a Fund's total assets at time of purchase.

          Investments by the Fixed-Income Funds in commercial paper will consist of issues that are rated "A-2" or better by S&P, "Prime-2" or better by Moody's, or "F2" or better by Fitch. Investments by the Tax-Exempt Funds in commercial paper will consist of issues that are rated "A-3" or better by S&P, "Prime-3" or better by Moody's, or "F3" or better by Fitch. In addition, each Fund may acquire unrated commercial paper that is determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by the particular Fund.

          Municipal Obligations

          Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

          The two principal classifications of Municipal Obligations which may be held by the Tax-Exempt Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed.

          The Tax-Exempt Funds' portfolios may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund - the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

          The Tax-Exempt Funds may also purchase custodial receipts evidencing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Obligations. In general, such "stripped" Municipal Obligations are offered at a substantial discount in relation to the principal and/or interest payments which the holders of the receipt will receive. To the extent that such discount does not produce a yield to maturity for the investor that exceeds the original tax-exempt yield on the underlying Municipal Obligation, such yield will be exempt from federal income tax for such investor to the same extent as interest on the underlying Municipal Obligation. The Funds intend to purchase "stripped" Municipal Obligations only when the yield thereon will be, as described above, exempt from federal income tax to the same extent as interest on the underlying Municipal Obligations. "Stripped" Municipal Obligations are considered illiquid securities subject to the limit described below under "Illiquid Securities." The Tax-Exempt Funds will limit their investments in interest-only and principal-only Municipal Obligations to 5% of their total assets.

          There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's and S&P described in Appendix A hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

          The payment of principal and interest on most securities purchased by the Tax-Exempt Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

          Private activity bonds are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Consequently, the credit quality of these obligations is usually directly related to the credit standing of the corporate user of the facility involved.

          Among other instruments, the Tax-Exempt Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, each Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

          Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

          The IT Managed Income and Managed Income Funds may, when deemed appropriate by the Adviser in light of the Funds' investment objectives, also invest in Municipal Obligations. Although yields on Municipal Obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. government obligations, from time to time municipal securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances. Dividends paid by the IT Managed Income and Managed Income Funds that are derived from interest on municipal securities would be taxable to the Funds' shareholders for federal income tax purposes.

          Portfolio Turnover


          Each Fund may sell a portfolio investment immediately after its acquisition if the Adviser believes that such a disposition is consistent with a Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold the investments. A high rate of portfolio turnover may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. Portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may result in the realization of substantial net capital gains. To the extent that net short-term gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. The portfolio turnover of the Short-Term Tax-Exempt Securities Fund increased from 42% for the fiscal year ended March 31, 2001 to 111% for the fiscal year ended March 31, 2002. The increase in the Short-Term Tax-Exempt Securities Fund occurred because the Funds assets under management have doubled.



          Repurchase Agreements

          Each Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Each Fund will enter into repurchase agreements only with financial institutions such as banks or broker/dealers which are deemed to be creditworthy by the Adviser. The Funds will not enter into repurchase agreements with the Adviser or its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities subject to the 10% limit described below under "Illiquid Securities."

          The seller under a repurchase agreement will be required to maintain the value of the obligations subject to the agreement at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

          The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Funds' custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered loans by a Fund under the 1940 Act.

          Securities Lending

          To increase return on their portfolio securities, the Fixed Income Funds may lend their portfolio securities to broker/dealers pursuant to agreements requiring the loans to be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards of a Fund, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a Fund exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

          When the Fixed Income Funds lend their portfolio securities, they continue to receive interest or dividends on the securities lent and may simultaneously earn interest on the investment of the cash loan collateral, which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities lent pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the pertinent Fund if a material event affecting the investment is to occur.

          Stand-By Commitments

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds may acquire "stand-by commitments" with respect to Municipal Obligations held by them. Under a "stand-by commitment," a dealer or bank agrees to purchase from a Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to a Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period. "Stand-by commitments" are exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where a Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

          The Managed Income and IT Managed Income Funds and the Tax-Exempt Funds intend to enter into "stand-by commitments" only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Funds will acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. "Stand-by commitments" acquired by a Fund will be valued at zero in determining the Fund's net asset value.

          Variable and Floating Rate Instruments

          Securities purchased by the Tax-Exempt Funds may include variable and floating rate instruments. The interest rates on such instruments are not fixed and vary with changes in the particular interest rate benchmarks or indexes. Unrated variable and floating rate instruments will be purchased by the Funds based upon the Adviser's determination that their quality at the time of purchase is comparable to at least the minimum ratings set forth on page 3 hereof. In some cases a Fund may require that the issuer's obligation to pay the principal be backed by an unconditional and irrevocable bank letter or line of credit, guarantee or commitment to lend. Although there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, the Fund may (at any time or during specified intervals within a prescribed period, depending upon the instrument involved) demand payment in full of the principal and may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate instrument in the event the issuer defaulted on its payment obligation or during periods when the Fund is not entitled to exercise its demand rights. In such cases, the Fund could suffer a loss with respect to the instrument.

          When-Issued and Forward Transactions

          Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets.

          It is expected that forward commitments and "when-issued" purchases will not exceed 25% of the value of a Fund's total assets absent unusual market conditions, and that the length of such commitments will not exceed 45 days. The Funds do not intend to engage in "when-issued" purchases and "forward commitments" for speculative purposes, but only in furtherance of their investment objectives.

          A Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

          When a Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a "when-issued" purchase or a "forward commitment" to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                             Investment Limitations

          As described below, certain investment limitations enumerated below are matters of fundamental policy. Fundamental investment limitations may be changed with respect to a Fund only by a vote of the holders of a majority of such Fund's outstanding shares. Certain of the investment limitations described below, however, are matters of operating policy. Investment limitations which are "operating policies" with respect to the Funds may be changed by the Companies' Boards of Directors without shareholder approval. As used herein, a "vote of the holders of a majority of the outstanding shares" of a Company or a particular Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of such Company or such Fund, or (b) 67% or more of the shares of such Company or such Fund present at a meeting if more than 50% of the outstanding shares of such Company or such Fund are represented at the meeting in person or by proxy.

          The following investment limitations are fundamental with respect to each Fund. No Fund may:

          1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that the purchase of Municipal Obligations or other securities directly from the issuer thereof in accordance with the Tax-Exempt Funds' investment objectives, policies, and limitations may be deemed to be underwriting; and except insofar as the Managed Income Fund might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

          2. Purchase or sell real estate, except that each Tax-Exempt Fund may invest in Municipal Obligations secured by real estate or interests therein, and the Managed Income and IT Managed Income Funds may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate;

          3. Issue any senior securities, except insofar as any borrowing by each Fund in accordance with its investment limitations might be considered to be the issuance of a senior security; provided that each Fund may enter into futures contracts and futures options;

          4. Borrow money except from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed and 10% of the value of its total assets at the time of such borrowing, provided that each Fund may enter into futures contracts and futures options. (This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests and is not for leverage purposes.) A Fund will not purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

          5. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions, (b) with respect to the Managed Income Fund, there is no limitation with respect to securities issued or guaranteed by the U.S. government or domestic bank obligations, (c) with respect to the ST Tax-Exempt Fund, there is no limitation with respect to securities issued or guaranteed by the United States, any state or territory, any possession of the U.S. government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions, (d) with respect to the ST Government and IT Managed Income Funds, there is no limitation with respect to securities issued or guaranteed by the U.S. government and (e) with respect to the Fixed Income Funds, neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy; and

          6. Purchase securities of any one issuer, other than U.S. government obligations, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this 5% limitation.

          The following investment limitation is fundamental with respect to the Fixed-Income Funds. Each Fixed-Income Fund may not:

          7. Make loans, except that (i) each Fund may purchase or hold debt securities in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and (ii) each Fund may lend portfolio securities in an amount not exceeding 30% of its total assets.

          The following investment limitation is fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds, but is an operating policy with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The Funds may not:

               8. Purchase securities on margin, make short sales of securities, or maintain a short position; provided that each Fund may enter into futures contracts and futures options.

         The following investment limitations are fundamental with respect to each Tax-Exempt Fund. A Tax-Exempt Fund may not:

               9. Make loans, except that each Tax-Exempt Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations; and


               10. Under normal circumstances, (i) invest less than 80% of their respective net assets in investments the income from which is exempt, as applicable, from federal income tax or from both federal and state income tax; or (ii) invest their respective assets so that less than 80% of the income that they distribute will be exempt, as applicable, from federal income tax or from both federal and state income tax.


               The following investment limitation is fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds, but is an operating policy with respect to the ST Tax-Exempt Fund. A Tax-Exempt Fund may not:

               11. Purchase securities of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that a Fund may purchase shares of any registered, open-end investment company, if immediately after any such purchase, the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in the securities of any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies.

               The following investment limitations are fundamental with respect to the Managed Income Fund, but are operating policies with respect to the IT Managed Income and ST Government Funds. A Fixed-Income Fund may not:

               12. Invest in companies for the purpose of exercising management or control;

               13. Purchase foreign securities; provided that subject to the limit described below, the IT Managed Income and Managed Income Funds may purchase (a) dollar-denominated debt obligations issued by foreign issuers, including foreign corporations and governments, by U.S. corporations outside the United States in an amount not to exceed 25% of its total assets at time of purchase; and (b) certificates of deposit, bankers' acceptances, or other similar obligations issued by domestic branches of foreign banks, or foreign branches of U.S. banks, in an amount not to exceed 20% of its total net assets; and

               14. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act.

               The following investment limitations are fundamental with respect to the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds. The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not:

               15. Write or sell puts, calls, straddles, spreads, or combinations thereof; provided that each Fund may enter into futures contracts and futures options; and

               16. Purchase or sell commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

               The following investment limitation is fundamental with respect to the ST Tax-Exempt, ST Government and IT Managed Income Funds. The ST Tax-Exempt, ST Government and IT Managed Income Funds may not:

               17. Purchase or sell commodities or commodity futures contracts, or invest in oil, gas, or mineral exploration or development programs; provided that the Funds may enter into futures contracts and futures options.

               The following investment limitations are fundamental with respect to the IT Tax-Exempt and LT Tax-Exempt Funds. Each of the IT Tax-Exempt and LT Tax-Exempt Funds may not:

               18. Knowingly invest more than 10% of the value of its total assets in securities which may be illiquid in light of legal or contractual restrictions on resale or the absence of readily available market quotations; and

               19. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

               The following investment limitations are fundamental with respect to the Managed Income Fund. The Managed Income Fund may not:

               20. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities, and other securities for which market quotations are not readily available;

               21. Invest more than 5% of its total assets in securities issued by companies which, together with any predecessor, have been in continuous operation for fewer than three years; and

               22. Invest in obligations of foreign branches of financial institutions or in domestic branches of foreign banks if immediately after such purchase (i) more than 5% of the value of its total assets would be invested in obligations of any one foreign branch of the financial institution or domestic branch of a foreign bank, or (ii) more than 20% of its total assets would be invested in foreign branches of financial institutions or in domestic branches of foreign banks.

               The following investment limitation is an operating policy with respect to the ST Government Fund. The Fund may not:

               23. Under normal circumstances, invest less than 80% of its net assets in the type of investment suggested by its name. In the event the Board of Directors vote to change this policy, shareholders will be provided with notice of such change at least 60 days prior to the effective date of such change to the Fund's 80% investment limitation.


                                      * * *

               In addition to the investment limitations described above, as a matter of fundamental policy for each Fund, which may not be changed without the vote of the holders of a majority of the Fund's outstanding shares, a Fund may not invest in the securities of any single issuer if, as a result, the Fund holds more than 10% of the outstanding voting securities of such issuer.

               The IT Tax-Exempt and LT Tax-Exempt Funds will not invest more than 20% of the value of their respective total assets in domestic bank obligations.

               For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts. The Funds do not currently intend to invest in real estate investment trusts.

               In Investment Limitation No. 6 above: (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the United States government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. government obligations.

               For purposes of Investment Limitation No. 10, the limitation shall be measured at the time of the investment; provided that if, subsequent to the investment, the requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

               Notwithstanding Investment Limitations Nos. 18 and 20, the Companies intend to limit the IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds' investments in illiquid securities to 10% of such Funds' net (rather than total) assets.

               In addition to the above investment limitations, Excelsior Fund currently intends to limit the IT Managed Income and Managed Income Funds' investments in warrants so that, valued at the lower of cost or market value, they do not exceed 5% of a Fund's net assets. For the purpose of this limitation, warrants acquired by the IT Managed Income or Managed Income Fund in units or attached to securities will be deemed to be without value.

               The IT Tax-Exempt, LT Tax-Exempt and Managed Income Funds may not purchase or sell commodities.

               The Funds' transactions in futures contracts and futures options (including the margin posted by the Funds in connection with such transactions) are excluded from the Funds' prohibitions: against the purchase of securities on margin, short sales of securities and the maintenance of a short position; the issuance of senior securities; writing or selling puts, calls, straddles, spreads, or combinations thereof; and the mortgage, pledge or hypothecation of the Funds' assets.

               If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of such limitation. However, with respect to Investment Limitation Nos. 10 and 23, the limitation shall be measured at the time of the investment; provided that, if subsequent to the investment the requirement is not met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Distributor

               Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a registered broker-dealer and the Companies' sponsor and distributor. The Distributor is a wholly-owned subsidiary of Federated Investors, Inc. and is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829. The Distributor has agreed to use appropriate efforts to solicit all purchase orders.

               At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of shares of the Funds. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Funds.

               In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Funds or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Funds. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

               Shares of the Funds are offered for sale at their net asset value per share next computed after a purchase request is received in good order by the Companies' sub-transfer agent or by an authorized broker or designated intermediary. The Distributor has established several procedures for purchasing shares in order to accommodate different types of investors.

               Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in shares selected by the Customer. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

               Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by Customers of the Adviser, its affiliates and correspondent banks, and other Shareholder Organizations that have entered into agreements with the Companies. A Shareholder Organization may elect to hold of record shares for its Customers and to record beneficial ownership of shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase requests for its Customers and to transmit, on a timely basis, payment for such requests to Boston Financial Data Services, Inc. ("BFDS"), in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases (and redemptions) will be sent by BFDS to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with BFDS. In this event, even if the Shareholder Organization continues to place its Customers' purchase (and redemption) requests with the Funds, BFDS will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Funds bear the expense of fees payable to Shareholder Organizations for such services. See "Shareholder Organizations."

Redemption Procedures

               Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in a Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption requests to BFDS and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption requests for Institutional Investors must be transmitted to BFDS by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by the Companies, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An Investor redeeming shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such Investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with BFDS).

               As discussed in the Prospectus, a redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by BFDS in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by BFDS pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from BFDS at (800) 446-1012 or P.O. Box 8529, Boston, MA 02266-8529.

               BFDS may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until BFDS receives all required documents in good order. Payment for shares redeemed will ordinarily be made by mail within five Business Days after receipt by BFDS of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to BFDS at (800) 446-1012 (from overseas, call (617) 483-7297).

               Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem shares by instructing BFDS by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Institutional Investors may also redeem shares by instructing BFDS by telephone at (800) 446-1012 or by terminal access.

               During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact BFDS by telephone, the Investor may also deliver the redemption request to BFDS in writing at the address noted above.

Other Redemption Information

               The Companies may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the New York Stock Exchange ("NYSE") is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

               In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

               Each Company reserves the right to honor any request for redemption or repurchase of a Fund's shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing a Fund's net asset value (a "redemption in kind"). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Each Company has filed a notice of election with the SEC under Rule 18f-1 of the 1940 Act. Therefore, a Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

               Under certain circumstances, the Companies may, at their discretion, accept securities as payment for shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or other transactions involving securities that meet the investment objective and policies of any Fund acquiring such securities.

                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

               An Investor who owns shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The Investor may request:

               (1)      A fixed-dollar withdrawal;

               (2)      A fixed-share withdrawal;

               (3) A fixed-percentage withdrawal (based on the current value of the account); or

               (4)      A declining-balance withdrawal.

               Prior to participating in a Systematic Withdrawal Plan, the Investor must deposit any outstanding certificates for shares with BFDS. Under this Plan, dividends and distributions are automatically reinvested in additional shares of a Fund. Amounts paid to investors under this

Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of shares, and there will be a reduction of the shareholder's equity in the Fund involved if the amount of the withdrawal payments exceeds the dividends and distributions paid on the shares and the appreciation of the Investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An Investor may not participate in a program of systematic investing in a Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the same Fund. Customers of Shareholder Organizations may obtain information on the availability of, and procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

               Investors and Customers of Shareholder Organizations may exchange shares having a value of at least $500 for shares of any other portfolio of the Companies or for Shares of Excelsior Funds Trust. An exchange involves a redemption of all or a portion of the shares in a Fund and the investment of the redemption proceeds in shares of another portfolio of the Companies or Excelsior Funds Trust. The redemption will be made at the per share net asset value of the shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

               Shares may be exchanged by telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by the Companies or Excelsior Funds Trust. However, certain exchanges may be subject to a 2.00% redemption fee. See Excelsior Fund's International Funds Prospectus and Excelsior Funds Trust's Prospectus. In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Companies and Excelsior Funds Trust reserve the right to limit the number of exchange requests of Investors to no more than six per year. The Companies may also refuse an exchange request if they determine that such exchange would not be in the best interests of a Fund or its shareholders. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

               For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the shares to be given up in exchange is more or less than the basis in such shares at the time of the exchange. Generally, a shareholder may include sales loads incurred upon the purchase of shares in his or her tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of shares for shares of another portfolio of the Companies within 90 days of the purchase and is able to reduce the sales load otherwise applicable to the new shares (by virtue of the Companies' exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

Retirement Plans

               Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York ("U.S. Trust New York"):


          . IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

          . Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

          .    Keogh Plans for self-employed individuals.


               Investors investing in the Funds pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 per Fund and the minimum subsequent investment is $50 per Fund. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 483-7297). Customers of Shareholder Organizations may purchase shares of the Funds pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

               The Automatic Investment Program is one means by which an Investor may use "dollar cost averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using dollar cost averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Investors may find dollar cost averaging to be beneficial, it will not prevent a loss if an Investor ultimately redeems his shares at a price which is lower than their purchase price. The Companies may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. An Investor may also implement the dollar cost averaging method on his own initiative or through other entities.

Additional Information

               Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the above programs directly from their Shareholder Organizations.

                          DESCRIPTION OF CAPITAL STOCK

               Excelsior Fund's Charter authorizes its Board of Directors to issue up to thirty-five billion full and fractional shares of common stock, $.001 par value per share; and Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to twenty-four billion full and fractional shares of common stock, $.001 par value per share. Both Charters authorize the respective Boards of Directors to classify or reclassify any unissued shares of the respective Companies into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

               Each share in a Fund represents an equal proportionate interest in the particular Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the particular Company's Board of Directors.

               Shares have no preemptive rights and only such conversion or exchange rights as the Boards of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of a Fund, shareholders of that Fund are entitled to receive the assets available for distribution belonging to that Fund and a proportionate distribution, based upon the relative asset values of the portfolios of the Company involved, of any general assets of that Company not belonging to any particular portfolio of that Company which are available for distribution. In the event of a liquidation or dissolution of either Company, shareholders of such Company will be entitled to the same distribution process.

               Shareholders of the Companies are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of a Company's outstanding shares may elect all of that Company's directors, regardless of the votes of other shareholders.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as each Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants and the election of directors may be effectively acted upon by shareholders of each Company voting without regard to class.

               The Companies' Charters authorize the Boards of Directors, without shareholder approval (unless otherwise required by applicable law), to:
(a) sell and convey the assets of a

Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another portfolio of the Company involved, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of the Company's capital stock at net asset value. The exercise of such authority by the Boards of Directors will be subject to the provisions of the 1940 Act, and the Boards of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the particular Fund's shareholders at least 30 days prior thereto.

               Notwithstanding any provision of Maryland law requiring a greater vote of the Companies' Common Stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by the Companies' Charters, the Companies may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the particular Company voting without regard to class.

               Certificates for shares will not be issued unless expressly requested in writing to BFDS and will not be issued in fractional shares.

                             MANAGEMENT OF THE FUNDS

Directors and Officers


               The business and affairs of the Funds are managed under the direction of the Companies' Boards of Directors. The directors and executive officers of the Companies, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Currently, none of the Companies' directors is deemed an "interested person" of the Companies as defined in the 1940 Act.

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                           Position(s)   Term of Office                                    Complex
                          Held with the   and Length of    Principal Occupation(s)       Overseen by         Other Directorships
Name, Address, Age/(1)/     Companies    Time Served /(2)/   During Past 5 Years      Board Member/(3)/   Held by Board Member /(4)/
-----------------------     ---------    -----------------   -------------------      -----------------   --------------------------
Directors

Frederick S. Wonham       Director,      Since 1995        Retired; Chairman of the          33           Vice Chairman of U.S.
   Age: 70                Chairman of                      Boards and Director (since                     Trust Corporation and
                          the Board                        1997) and President and                        U.S. Trust New York
                                                           Treasurer (1995 to                             (from February 1990
                                                           February 2002) of                              until September 1995);
                                                           Excelsior Fund and                             and Chairman, U.S.
                                                           Excelsior Tax-Exempt                           Trust Company (from
                                                           Fund; Chairman of the                          March 1993 to May 1997).
                                                           Board and Trustee (since
                                                           1997), President and
                                                           Treasurer (1995 to
                                                           February 2002) of
                                                           Excelsior Funds Trust.

Rodman L. Drake           Director       Since 1994        Director of Excelsior             33           Director, Parsons
   Age: 59                                                 Fund and Excelsior                             Brinkerhoff, Inc.
                                                           Tax-Exempt Fund (since                         (engineering firm) (since
                                                           1996); Trustee of                              1995); Chairman,
                                                           Excelsior Funds Trust                          MetroCashcard
                                                           (since 1994); President,                       International, Inc.
                                                           Continuation Investments                       (since 1999); Director,
                                                           Group, Inc. (since 1997);                      Hotelvision, Inc. (since
                                                           President, Mandrake Group                      1999); Director, Alliance
                                                           (investment and consulting                     Group Services, Inc.
                                                           firm (1994-1997).                              (since 1998); Director,
                                                                                                          Clean Fuels Technology
                                                                                                          Corp. (since 1998);
                                                                                                          Director, Absolute Quality
                                                                                                          Inc. (since 2000);
                                                                                                          Director, Hyperion Total
                                                                                                          Return Fund, Inc. and
                                                                                                          three other funds for
                                                                                                          which Hyperion Capital
                                                                                                          Management, Inc. serves
                                                                                                          as investment adviser
                                                                                                          (since 1991); Director,
                                                                                                          The Latin American
                                                                                                          Smaller Companies Fund,
                                                                                                          Inc. (from 1993 to
                                                                                                          1998).



Ralph E. Gomory           Director       Since             Director of Excelsior             33           Director, Ashland, Inc.
   Age: 72                               September 2001    Fund and Excelsior                             (refining, distribution,
                                                           Tax-Exempt Fund and                            road construction)(since
                                                           Trustee of Excelsior                           1991); Director, Lexmark
                                                           Funds Trust (since                             International, Inc.
                                                           September 2001);                               (printer manufacturing)
                                                           President, Alfred P.                           since 1991); Director,
                                                           Sloan Foundation (since                        Washington Post Company
                                                           1989).                                         (media) (since 1989);
                                                                                                          Director, Polaroid
                                                                                                          Company (cameras and
                                                                                                          film)(since 1993).

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                           Position(s)    Term of Office                                   Complex
                          Held with the    and Length of    Principal Occupation(s)      Overseen by         Other Directorships
Name, Address, Age/(1)/     Companies    Time Served /(2)/    During Past 5 Years     Board Member/(3)/   Held by Board Member/(4)/
-----------------------     ---------    -----------------    -------------------      ----------------   -------------------------
Mel Hall                  Director       Since 2000         Director of Excelsior             33          None
   Age: 57                                                  Fund and Excelsior
                                                            Tax-Exempt Fund (since
                                                            July 2000); Trustee of
                                                            Excelsior Funds Trust
                                                            (since July 2000); Chief
                                                            Executive Officer,
                                                            Comprehensive Health
                                                            Services, Inc. (health
                                                            care management and
                                                            administration).

Roger M. Lynch            Director       Since              Director of Excelsior             33          Director, SLD
   Age: 61                               September 2001     Fund and Excelsior                            Commodities, Inc.
                                                            Tax-Exempt Fund and                           (importer of nuts)
                                                            Trustee of Excelsior                          (since 1991);
                                                            Funds Trust (since                            Chairman, Goldman Sachs
                                                            September 2001); Retired;                     Money Markets, Inc.
                                                            Chairman of the Board of                      (from 1982 to 1986).
                                                            Trustees of Fairfield
                                                            University (since 1996);.
                                                            President, Corporate
                                                            Asset Funding Co., Inc.
                                                            (asset securitization)
                                                            (from 1987 to 1999);
                                                            General Partner (from
                                                            1980 to 1986) and
                                                            Limited Partner (from
                                                            1986 to 1999), Goldman
                                                            Sachs & Co.;

Jonathan Piel             Director       Since 1994         Director of Excelsior             33          Director, Group for the
   Age: 63                                                  Fund and Excelsior                            South Fork,
                                                            Tax-Exempt Fund (since                        Bridgehampton, New York
                                                            1996); Trustee of                             (since 1993); and
                                                            Excelsior Funds Trust                         Member, Advisory
                                                            (since 1994).                                 Committee, Knight
                                                                                                          Journalism Fellowships,
                                                                                                          Massachusetts Institute
                                                                                                          of Technology (since
                                                                                                          1984).





                                                                                           Number of
                                                                                         Portfolios in
                                                                                          Excelsior
                        Position(s) Held  Term of Office                                   Complex
                           with the       and Length of     Principal Occupation(s)      Overseen by       Other Directorships Held
Name, Address, Age/(1)/    Companies      Time Served/(2)/    During Past 5 Years       Board Member/(3)/    by Board Member/(4)/
-----------------------  --------------   ----------------  -----------------------    ------------------  -------------------------
Officers

Stephen C. Hassenfelt      President      Since February     Executive Vice President,         N/A                  N/A
    114 W. 47/th/ Street                  2002               U.S. Trust Corporation
    New York, NY 10036                                       (since January 2002);
     Age: 52                                                 Chairman, U.S. Trust
                                                             Company of North
                                                             Carolina (since 1999);
                                                             Chairman and Chief
                                                             Executive Officer, NCT
                                                             Opportunities, Inc.
                                                             (since 1994); Chairman
                                                             and founder, North
                                                             Carolina Trust Company
                                                             (from 1984 to 1999);
                                                             President, Excelsior
                                                             Fund, Excelsior
                                                             Tax-Exempt and
                                                             Exclesior Funds Trust
                                                             (since February 2002);
                                                             Director, Guilford
                                                             Mills, Inc. (since
                                                             1989) and The Tenner
                                                             Companies (since 1993).

Brian F. Schmidt           Vice           Since 2001         Director, U.S. Trust              N/A                  N/A
   225 High Ridge Rd       President,                        Company (since 2002);
   Stamford, CT 06905      Chief                             Senior Vice President,
   Age: 43                 Financial                         U.S. Trust Company (since
                           Officer and                       1998); Vice President,
                           Treasurer                         U.S. Trust Company (from
                                                             1996 to 1998); Vice
                                                             President, Chief
                                                             Financial Officer and
                                                             Treasurer, Excelsior
                                                             Fund, Excelsior
                                                             Tax-Exempt Fund and
                                                             Excelsior Funds Trust
                                                             (since February 2001);
                                                             Chief Financial Officer,
                                                             Excelsior Venture
                                                             Investors III, LLC and
                                                             Excelsior Venture
                                                             Partners III, LLC (since
                                                             1997) and UST Private
                                                             Equity Fund, Inc. (since
                                                             1995).

Frank Bruno                Vice           Since 2001         Vice President, U.S.              N/A                  N/A
   225 High Ridge Rd       President                         Trust Company (since
   Stamford, CT 06905      and                               1994); Vice President and
   Age: 42                 Assistant                         Assistant Treasurer,
                           Treasurer                         Excelsior Fund, Excelsior
                                                             Tax-Exempt Fund and
                                                             Excelsior Funds Trust
                                                             (since February 2001);
                                                             Treasurer: Excelsior
                                                             Venture Investors III,
                                                             LLC and Excelsior Venture
                                                             Partners III, LLC (since
                                                             2001), Excelsior Private
                                                             Equity Fund II, Inc.
                                                             (since 1997) and UST
                                                             Private Equity Fund, Inc.
                                                             (since 1995).

                                                                                          Number of
                                                                                        Portfolios in
                                                                                          Excelsior
                        Position(s) Held  Term of Office                                   Complex
                           with the       and Length of     Principal Occupation(s)      Overseen by        Other Directorships Held
Name, Address, Age/(1)/    Companies      Time Served/(2)/    During Past 5 Years       Board Member/(3)/     by Board Member/(4)/
-----------------------  --------------   ----------------  -----------------------    ------------------  -------------------------
W. Bruce McConnel        Secretary        Since 1984       Partner in the law firm of        N/A                  N/A
   One Logan Square                                        Drinker Biddle & Reath.
   18/th/ & Cherry St.
   Philadelphia, PA
    19103-6996
   Age: 59

Diana E. McCarthy        Assistant        Since February   Partner in the law firm           N/A                  N/A
   One Logan Square      Secretary        2002             of Drinker Biddle & Reath.
   18/th/ & Cherry St.
   Philadelphia, PA
    19103-6996
   Age: 51

Julia Babik              Assistant        Since 2001       Employed by SEI                   N/A                  N/A
  530 E. Sweedesford     Treasurer                         Investments since May
    Rd.                                                    1993.  Director of Funds
  Wayne, PA 19087                                          Accounting, SEI
  Age: 33                                                  Investments (since 2000);
                                                           Fund Accounting Manager
                                                           (1997 to 2000).

Timothy Barto            Assistant        Since 2001       Employed by SEI                   N/A                  N/A
   One Freedom Valley    Treasurer                         Investments since October
    Drive                                                  1999.  Vice President and
   Oaks, PA 19456                                          Assistant Secretary of
   Age: 34                                                 SEI Investments since
                                                           December 1999.
                                                           Associate at Dechert,
                                                           Price & Rhoads (1997 to
                                                           1999). Associate at
                                                           Richter, Miller and
                                                           Finn (1993 to 1997).


----------------------------------


/(1)/ Each director may be contacted by writing to Excelsior Funds, One Freedom
      Valley Drive, Oaks, PA 19456.
/(2)/ Each director holds office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company hold office for a one-year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's By-Laws.
/(3)/ The Excelsior Funds Complex consists of the Excelsior Fund, Excelsior
      Tax-Exempt Fund and Excelsior Funds Trust, for which U.S. Trust serves as investment adviser. As of July 31, 2002, the Excelsior Complex consisted of 33 Funds.
/(4)/ Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

               Until June 1, 2000, Mr. Wonham owned shares of U.S. Trust Corporation ("UST"), the Adviser's parent, which had a value in excess of $60,000. On June 1, 2000, UST completed its merger with The Charles Schwab Corporation ("Schwab"); at that time, Schwab purchased all of the outstanding shares of UST in exchange for shares of Schwab. As a result, Mr. Wonham received shares of Schwab with a value in excess of $60,000. As of December 31, 2001, Mr. Wonham had sold all of his Schwab shares.

               The Companies' Boards have a Nominating Committee consisting of Messrs. Drake and Piel. The Nominating Committee is responsible for considering candidates for election to the Companies' Boards in the event a position is vacated or created. The Nominating Committee met once during the Companies' fiscal year ended March 31, 2002. At that meeting, held on May 18, 2001, the Nominating Committee nominated Messrs. Gomory and Lynch for election to the Companies' Boards. The Nominating Committee will consider nominees recommended by the Companies' shareholders. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Company.

               Effective September 5, 2001, each director receives an annual fee of $15,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $6,000 from Excelsior Funds Trust plus a per-Company meeting fee of $2,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $1,000 from Excelsior Funds Trust for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional annual fee of $7,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $5,000 from Excelsior Funds Trust. In addition, Messrs. Drake and Piel each receive $1,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for their services on the Nominating Committee. Prior to September 5, 2001, each director received an annual fee of $9,000 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $4,000 from Excelsior Funds Trust plus a per-Company meeting fee of $1,500 from each of Excelsior Fund and Excelsior Tax-Exempt Fund and $250 from Excelsior Funds Trust for each meeting attended and was reimbursed for expenses incurred in attending meetings. The Chairman of the Board of each Company was entitled to receive an additional $5,000 per annum from each of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust for services in such capacity. In addition, Messrs. Drake and Piel each received $2,000 per annum for their services on the Nominating Committee. Drinker Biddle & Reath LLP, of which Mr. McConnel and Ms. McCarthy are partners, receives legal fees as counsel to the Companies. The employees of U.S. Trust Company and SEI do not receive any compensation from the Companies for acting as officers of the Companies. No person who is currently an officer, director or employee of the Adviser serves as an officer, director or employee of the Companies.

               The following table summarizes the dollar range of shares beneficially owned by each director/trustee in the Fund Complex as of December 31, 2001./1/



                                                                          Aggregate Dollar Range of
                                                                          Equity Securities in All
                                                                         Funds in the Fund Complex
                                         Dollar Range of Equity                 Overseen by
Name of Director/Trustee             Securities in the Fund Complex         the Director/Trustee
------------------------             ------------------------------         --------------------
Frederick S. Wonham           Excelsior Funds, Inc.                            Over $100,000
                                   Value and Restructuring Fund
                                        $10,001 - $50,000


-----------------------------------
/1/        Fund Complex means the Companies and Excelsior Funds Trust.

                         Excelsior Tax-Exempt Funds, Inc.
                               Tax-Exempt Money Fund
                                   over $100,000
                         All other Funds: None

Rodman L. Drake          Excelsior Tax-Exempt Funds, Inc.        $1 - $10,000
                               Long-Term Tax-Exempt Fund
                                   $1-$10,000
                         All other Funds: None

Ralph E. Gomory                           None                       None

Mel Hall                                  None                       None

Roger M. Lynch                            None                       None

Jonathan Piel            Excelsior Funds, Inc.                  Over $100,000
                               Money Fund
                                   $1 - $10,000
                               Blended Equity Fund
                                   $50,001 - $100,000
                               Managed Income Fund
                                   $10,001 - $50,000
                               Large Cap Growth Fund
                                   $10,001 - $50,000
                               Pacific/Asia Fund
                                   $10,001 - $50,000
                               Pan European Fund
                                   $10,000-$50,000
                               Value and Restructuring Fund
                                   $50,001 - $100,000
                         Excelsior Tax-Exempt Funds, Inc.
                               Intermediate-Term
                               Tax-Exempt Fund
                                   $50,001 - $100,000
                         All other Funds: None



               As of July 2, 2002, the directors and officers of each Company as a group owned beneficially less than 1% of the outstanding shares of each fund of each Company, and less than 1% of the outstanding shares of all funds of each Company in the aggregate.


               The following chart provides certain information about the fees received by the Companies' directors in the most recently completed fiscal year.


                                                                           Total
                                                                           Compensation
                         Aggregate    Pension or                           from the Company
                         Compensation Retirement Benefits Estimated Annual and Fund
                         from the     Accrued as Part of  Benefits Upon    Complex* Paid to
Name of Person/Position  Companies    Fund Expenses       Retirement       Directors
-----------------------  ---------    -------------       ----------       ---------

Rodman L. Drake          $ 46,130     None        None        $ 55,172(3)**
Director

Joseph H. Dugan***       $ 15,000     None        None        $ 17,500(3)**
Director

Wolfe J. Frankl***       $ 15,000     None        None        $ 17,500(3)**
Director

Roger M. Lynch****       $ 18,722     None        None        $ 22,597(3)**
Director

Ralph E. Gomory****      $ 13,722     None        None        $ 16,597(3)**
Director

Jonathan Piel            $ 44,848     None        None        $ 53,489(3)**
Director

Robert A. Robinson***    $ 17,000     None        None        $ 20,000(3)**
Director

Alfred C. Tannachion***  $ 15,000     None        None        $ 17,500(3)**
Director

Mel Hall                 $ 42,848     None        None        $ 50,989(3)**
Director

Frederick S. Wonham      $ 54,450     None        None        $ 67,591(3)**
Chairman of the Board,
President and Treasurer


-------------------------



*        The "Fund Complex" consists of the Companies and Excelsior Funds Trust.


** Number of investment companies in the Fund Complex for which director served as director or trustee.


*** Messrs. Dugan, Frankl, Robinson and Tannachion retired from the Boards as of July 27, 2001.
****     Messrs. Gomory and Lynch were elected to the Boards on September 7,
         2001.


Investment Advisory and Administration Agreements

               U.S. Trust New York and U.S. Trust Company (together with U.S. Trust New York, "U.S. Trust" or the "Adviser") serve as co-investment advisers to the Funds. In the Investment Advisory Agreements, the Adviser has agreed to provide the services described in the Prospectuses. U.S. Trust New York and U.S. Trust Company provide investment advisory services through their respective registered investment advisory divisions, U.S. Trust - New York Fund Advisers Division and U.S. Trust - Connecticut Fund Advisers Division. The Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Funds.

               Prior to May 31, 2000, U.S. Trust served as investment adviser to the Funds pursuant to an advisory agreement substantially similar to the Investment Advisory Agreement currently in effect for the Funds.

               For the services provided and expenses assumed pursuant to its Investment Advisory Agreements, the Adviser is entitled to be paid a fee computed daily and paid monthly at the annual rate of .30% of the average daily net assets of the ST Government and ST Tax-Exempt Funds; .35% of the average daily net assets of the IT Managed Income and IT Tax-Exempt Funds; .50% of the average daily net assets of the LT Tax-Exempt Fund; and .75% of the average daily net assets of the Managed Income Fund.

               The Adviser has contractually agreed to waive all or a portion of the advisory fees payable to it by each Fund to keep such Fund's net annual operating expenses from exceeding the percentage stated in the "Annual Fund Operating Expenses" section of the Fund's prospectus. The waiver may not be terminated before March 31, 2003.

               For the fiscal years ended March 31, 2002, 2001 and 2000, the particular Company paid the Adviser fees for advisory services as follows:



                          Fiscal Year ended Fiscal Year ended  Fiscal Year ended
                            March 31, 2002     March 31, 2001    March 31, 2000
                            --------------     --------------    --------------
Short-Term Government        $  278,631         $  123,781        $  134,285
Fund

Intermediate-Term Managed    $  541,993         $  418,130        $  405,484
Income Fund

Managed Income Fund          $1,554,749         $1,442,606        $1,340,412

Short-Term Tax-Exempt        $  310,233         $  135,776        $  105,368
Securities Fund

Intermediate-Term Tax-       $  989,810         $  859,606        $  859,668
Exempt Fund

Long-Term Tax-Exempt         $  546,465         $  536,618        $  657,856
Fund


               For the fiscal years ended March 31, 2002, 2001 and 2000, the Adviser's waivers reduced advisory fees by the following:


                         Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                           March 31, 2002     March 31, 2001     March 31, 2000
                           --------------     --------------     --------------
Short-Term Government          $ 91,936           $ 58,909          $ 46,764
Fund

Intermediate-Term Managed      $313,381           $234,343          $102,520
Income Fund

Managed Income Fund          $355,581         $314,691        $ 59,713

Short-Term Tax-Exempt        $ 47,537         $ 38,412        $ 31,657
Securities Fund

Intermediate-Term Tax-       $299,947         $202,054        $213,990
Exempt Fund

Long-Term Tax-Exempt         $ 86,319         $ 66,883        $107,456
Fund



               At a meeting held on July 31, 2002, the Boards of Directors of the Companies, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act), approved the continuation of the Companies' Investment Advisory Agreements with the Adviser with respect to the Funds, for an additional one-year period. In connection with such approvals, the directors considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Fund and the Adviser's experience and qualifications. The directors considered, in particular, each Fund's fee structure, including each Fund's operating expense ratios and the Adviser's fee waivers and expense reimbursements for each Fund; the profitability to the Adviser of its services to the Companies; the brokerage and research services received in connection with the placement of brokerage transactions for the Funds; possible economies of scale; other compensation or possible benefits to the Adviser arising from its relationship with the Companies; and a comparison of fees charged by the Adviser with fees charged to similar clients. The directors also considered the personnel and resources of the Adviser, the overall nature and quality of the Adviser's services and the specific provisions of the Investment Advisory Agreements.

               Among other items, the directors also reviewed and considered a Lipper report comparing: (i) the performance of each Fund to the performance of the applicable Lipper universe (both by rank and quintile); (ii) the contractual management fee for each Fund with that of funds with the same investment classification; (iii) the expenses for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets); and (iv) expense ratio components (contractual management fees and actual management fees) for each Fund to comparable Lipper groups (both by rank and quintile and also as a percentage of assets).

               After discussion, each Board of Directors concluded that the Adviser had the capabilities, resources and personnel necessary to continue to manage each Company. Each Board of Directors also concluded that based on the services that the Adviser would provide to each Company under the Investment Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Fund. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, each Board of Directors concluded unanimously that it was in the best interests of the Funds to continue the Investment Advisory Agreements with the Adviser for an additional one-year period.


               The Investment Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreements, except that U.S. Trust New York and U.S. Trust Company shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder. In addition, the Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.


               U.S. Trust Corporation is a wholly-owned subsidiary of Schwab. Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firm and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2001, Schwab served 7.8 million active accounts with $845.9 billion in customer assets.


               SEI, Federated Services Company, an affiliate of the Distributor, and U.S. Trust Company (together, the "Administrators") serve as the Companies' administrators and provide the Funds with general administrative and operational assistance. SEI replaced Chase Global Funds Services Company ("CGFSC") as one of the Company's Administrators pursuant to an Accounting and Administration Agreement dated June 4, 2001 (the "Administration Agreement). Until July 31, 2000, Federated Services Company's subsidiary, Federated Administrative Services, served as the Companies' administrator. On July 31, 2000, Federated Services Company assumed all of its subsidiary's rights and obligations under the Administration Agreement. Under the Administration Agreements, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income, "exempt interest dividends" and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations.

               The Administrators also provide administrative services to the other investment portfolios of the Companies and to all of the investment portfolios of Excelsior Funds Trust which are also advised by U.S. Trust and its affiliates and distributed by the Distributor. For services provided to all portfolios of the Companies and Excelsior Funds Trust (except for the international portfolios of Excelsior Fund and Excelsior Funds Trust), the Administrators are entitled jointly to fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the three companies (excluding the international portfolios of Excelsior Fund and Excelsior Funds Trust) as follows:

                        Combined Aggregate Average Daily
                    Net Assets of Excelsior Tax-Exempt Fund,
                    Excelsior Fund and Excelsior Funds Trust
                   (excluding the international portfolios of
                    Excelsior Fund and Excelsior Funds Trust)
                    ----------------------------------------

                                                                  Annual Fee
                                                                  ----------

     First $200 million .......................................     0.200%
     Next $200 million ........................................     0.175%
     Over $400 million ........................................     0.150%


               Administration fees payable to the Administrators by each portfolio of the Companies and Excelsior Funds Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by a Fund, which waiver may be terminated at any time. For the fiscal year ending March 31, 2003, U.S. Trust Company has voluntarily agreed to waive 0.04% of its administration fee.

               For the fiscal years ended March 31, 2002, 2001 and 2000, the Funds paid the following for administration fees:



                                   Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                                     March 31, 2002     March 31, 2001     March 31, 2000
                                     --------------     --------------     --------------
Short-Term Government                   $144,427           $ 92,063          $ 91,152
Fund

Intermediate-Term Managed Income        $290,246           $283,048          $220,613
Fund

Managed Income Fund                     $303,990           $355,561          $327,936

Short-Term Tax-Exempt Securities        $140,071           $ 88,165          $ 69,463
Fund

Intermediate-Term Tax-Exempt Fund       $438,020           $460,697          $465,818

Long-Term Tax-Exempt Fund               $151,590           $178,606          $219,829



               For the fiscal years ended March 31, 2002, 2001 and 2000, the Administrators waived administration fees as follows:



                                   Fiscal Year ended  Fiscal Year ended  Fiscal Year ended
                                     March 31, 2002     March 31, 2001     March 31, 2000
                                     --------------     --------------     --------------
Short-Term Government Fund              $43,328             $500                 $674

Intermediate-Term Managed               $81,233             $312                 $340
Income Fund

Managed Income Fund               $ 83,231           $  604          $   184

Short-Term Tax-Exempt
Securities Fund                   $ 41,199           $   90          $    76

Intermediate-Term Tax-
Exempt Fund                       $122,107           $  367          $ 1,376

Long-Term Tax-Exempt Fund         $ 40,778           $4,858          $13,169


Shareholder Organizations


                  The Companies have entered into agreements with certain Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own shares in consideration for a Fund's payment of not more than the annual rate of 0.40% of the average daily net assets of the Fund's shares beneficially owned by Customers of the Shareholder Organization, of which no more than .25% is a "service fee" within the meaning of Rule 2830(d)(5) of the National Association of Securities Dealers, Inc. Such services may include: (a) acting as recordholder of shares; (b) assisting in processing purchase, exchange and redemption transactions; (c) transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem shares; (d) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (e) providing tax and dividend information to shareholders as appropriate; (f) transmitting proxy statements, annual reports, updated prospectuses and other communications from the Companies to Customers; and (g) providing or arranging for the provision of other related services. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment.


                  The Companies' agreements with Shareholder Organizations are governed by Administrative Services Plans (the "Plans") adopted by the Companies. Pursuant to the Plans, each Company's Board of Directors will review, at least quarterly, a written report of the amounts expended under the Company's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of each Company's directors, including a majority of the directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

                  Any material amendment to a Company's arrangements with Shareholder Organizations must be approved by a majority of the Company's Board of Directors (including a majority of the Disinterested Directors). So long as the Companies' arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of the Companies' Boards of Directors who are not "interested persons" (as defined in the 1940 Act) of the Companies will be committed to the discretion of such Disinterested Directors.

                  For the fiscal year ended March 31, 2002, the Companies made payments to Shareholder Organizations on behalf of the Fixed Income and Tax-Exempt Funds in the following amounts:



                                                      Amounts Paid to Affiliates
                                      Total Paid            of U.S. Trust
                                      ----------      --------------------------
Short-Term Government Fund            $116,840                 $ 91,936

Intermediate-Term Managed
Income Fund                           $317,523                 $313,381

Managed Income Fund                   $162,739                 $123,143

Short-Term Tax-Exempt
Securities Fund                       $ 48,470                 $ 47,537

Intermediate-Term Tax-Exempt
Fund                                  $313,011                 $299,947

Long-Term Tax-Exempt Fund             $108,558                 $ 86,319


Expenses

                  Except as otherwise noted, the Adviser and the Administrators bear all expenses in connection with the performance of their services. The Funds bear the expenses incurred in their operations. Expenses of the Funds include: taxes; interest; fees (including fees paid to the Companies' directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; cost of independent pricing service; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for any brokerage fees and commissions in connection with the purchase of portfolio securities.

Custodian and Transfer Agent


                  J.P. Morgan Chase Bank ("J.P. Morgan Chase"), a wholly-owned subsidiary of J.P. Morgan Chase & Co., Inc., serves as custodian of the Funds' assets. Under the Custodian Agreements, J.P. Morgan Chase has agreed to: (i) maintain a separate account or accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and (vi) make periodic reports to each Company's Board of Directors concerning the Funds' operations. J.P. Morgan Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that J.P. Morgan Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreements, notwithstanding any delegation. Communications to the custodian should be directed to J.P. Morgan Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8/th/ Floor, Brooklyn, NY 11245.

                  State Street Bank and Trust Company ("State Street") serves as the Funds' transfer agent and dividend disbursing agent. In such capacity, State Street has agreed to: (i) issue and redeem shares; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to each Company's Board of Directors concerning the Funds' operations. For its transfer agency, dividend-disbursing, and accounting services, State Street is entitled to receive an annual fee of $12.50 per Network Account, $17.50 per Direct Account and $2.40 per Closed Account. In addition, State Street is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

                  State Street may, at its own expense, delegate its transfer agency obligations to BFDS or an affiliate registered as a transfer agent under applicable law, provided that State Street shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency and Service Agreements, notwithstanding any delegation. Pursuant to this provision in the agreements, State Street has delegated its transfer agency obligations to BFDS. For those services provided by it, BFDS is entitled to receive the same schedule of fees as State Street. Communications to the transfer agent should be directed to Excelsior Funds, c/o BFDS, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184).

                  Prior to September 24, 2001, U.S. Trust New York served as the Funds' transfer agent and dividend disbursing agent pursuant to a transfer agency agreement substantially similar to the Transfer Agency and Service Agreement currently in effect for the Funds.


                             PORTFOLIO TRANSACTIONS

                  Subject to the general control of the Companies' Boards of Directors, the Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of all portfolio securities of each of the Funds. Purchases and sales of portfolio securities will usually be principal transactions without brokerage commissions.

                  The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. It is expected that the Funds' turnover rates may remain higher than those of many other investment companies with similar investment objectives and policies. However, since brokerage commissions are not normally paid on instruments purchased by the Funds, portfolio turnover is not expected to have a material effect on the net income of any of the Funds. The Funds' portfolio turnover rates may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable the Funds to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. See "Financial Highlights" in the Prospectuses for the Funds' portfolio turnover rates.

                  Securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Funds, where possible, will deal directly with dealers who make a market in the securities involved, except in those situations where better prices and execution are available elsewhere.

                  The Investment Advisory Agreements between the Companies and the Adviser provide that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best net price and the most favorable execution. The Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of the Companies, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

                  In addition, the Investment Advisory Agreements authorize the Adviser, to the extent permitted by law and subject to the review of the Companies' Boards of Directors from time to time with respect to the extent and continuation of the policy, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

                  Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fee payable by the Funds. Such information may be useful to the Adviser in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

                  Portfolio securities will not be purchased from or sold to the Adviser, the Distributor, or any of their affiliated persons (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

                  Investment decisions for the Funds are made independently from those for other investment companies, common trust funds and other types of funds managed by the Adviser. Such other investment companies and funds may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of the Funds and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Funds and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained by the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.


          The Companies are required to identify any securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the close of the most recent fiscal year. As of March 31, 2002, the Managed Income Fund held a collateralized mortgage obligation issued by Morgan Stanley Capital with a principal amount of $5,000,000; a collateralized mortgage obligation issued by Morgan Stanley Dean Witter Capital with a principal amount of $4,374,000; and a corporate bond issued by Lehman Brothers Holdings, Inc. with a principal amount of $3,000,000. As of March 31, 2002, the Intermediate-Term Managed Income Fund held a collateralized mortgage obligation issued by CS First Boston Mortgage Securities with a principal amount of $6,400,000; a collateralized mortgage obligation issued by Morgan Stanley Capital with a principal amount of $2,660,000; a collateralized mortgage obligation issued by Morgan Stanley Dean Witter Capital with a principal amount of $1,619,809; a corporate bond issued by General Electric Capital Corporation with a principal amount of $3,000,000; and a corporate bond issued by General Electric Capital Corporation with a principal amount of $1,500,000.


                               PORTFOLIO VALUATION

          Assets in the Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. A futures contract is valued at the last sales price quoted on the principal exchange or board of trade on which such contract is traded, or in the absence of a sale, the mean between the last bid and asked prices. Restricted securities and securities or other assets for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Companies' Boards of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are normally valued at amortized cost. The net asset value of shares in the Funds will fluctuate as the market value of their portfolio securities changes in response to changing market rates of interest and other factors.

          Portfolio securities held by the IT Managed Income and Managed Income Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors under the direction of the Boards of Directors. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with guidelines adopted by the Boards of Directors. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's shares.

          The Administrators have undertaken to price the securities in the Funds' portfolios and may use one or more pricing services to value certain portfolio securities in the Funds where the prices provided are believed to reflect the fair market value of such securities. The methods used by the pricing services and the valuations so established will be reviewed by the Administrators under the general supervision of the Boards of Directors.

                              INDEPENDENT AUDITORS


          Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA, 02116 serve as auditors of the Companies. The Funds' Financial Highlights included in the Prospectuses and the financial statements for the fiscal year ended March 31, 2002 are incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP for the periods included in their reports thereon which appear therein.


                                     COUNSEL


          Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Companies, and Ms. McCarthy, Assistant Secretary of the Companies, are partners), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, Pennsylvania 19103, is counsel to the Companies.


                     ADDITIONAL INFORMATION CONCERNING TAXES

Generally


          For federal income tax purposes, each Fund is treated as a separate corporate entity and has qualified and intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


          A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

          A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

          The Tax-Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Exempt Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Tax-Exempt Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Tax-Exempt Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

          In order for a Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of such Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, each of the Tax-Exempt Funds will notify its shareholders of the portion of the dividends paid by that Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by that Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by that Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by each of the Tax-Exempt Funds with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from that Tax-Exempt Fund for such year.

          Generally, if a shareholder holds Tax-Exempt Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

          The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Share owners may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state. Shareowners should consult their tax advisers regarding the tax status of distributions in their state and locality.

                        PERFORMANCE AND YIELD INFORMATION

Yields and Performance

          The Funds may advertise the standardized effective 30-day (or one month) yields calculated in accordance with the method prescribed by the SEC for mutual funds. Such yield will be calculated separately for each Fund according to the following formula:

                                           a-b
                              Yield = 2 [(-------- + 1)/6/ - 1]
                                           cd

         Where: a =    dividends and interest earned during the period.

                b =    expenses accrued for the period (net of reimbursements).

                c = average daily number of shares outstanding that were entitled to receive dividends.

                d = maximum offering price per share on the last day of the period.

          For the purpose of determining interest earned during the period (variable "a" in the formula), each of the Funds computes the yield to maturity of any debt obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360, and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. Also, the maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. Each of the Funds calculates interest gained on tax-exempt obligations issued without original issue discount and having a current market discount by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations with original issue discount, where the discount based on the current market value exceeds the then-remaining portion of original issue discount, the yield to maturity is the imputed rate based on the original issue discount calculation. Conversely, where the discount based on the current market value is less than the remaining portion of the original issue discount, the yield to maturity is based on the market value.

          Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by each of the Funds to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and that Fund's mean (or median) account size. Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula).


          Based on the foregoing calculations, the effective yields for shares of the ST Tax-Exempt, IT Tax-Exempt, LT Tax-Exempt, ST Government, IT Managed Income and Managed Income Funds for the 30-day period ended March 31, 2002 were 1.83%, 3.52%, 3.64%, 3.79%, 5.83% and 5.16%, respectively.

          The "tax-equivalent" yield of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. (However, recently enacted federal tax legislation will reduce federal marginal tax rates by up to
4.6 percentage points over the next five years.) Tax-equivalent yields assume the payment of federal income taxes at a rate of 30.0%. Based on the foregoing calculations, the tax-equivalent yields of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds for the 30-day period ended March 31, 2002 were 2.61%, 5.03% and 5.20%, respectively.

          Each Fund's "average annual total return (before taxes)" is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                  T = [(ERV)/1/n/ - 1]
                                        ---
                                         P

          Where:        T =     average annual total return.

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof).

                        P =     hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in years.

          Each Fund may also advertise the "aggregate total return" for its shares, which is computed by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. Aggregate total returns do not reflect the effect of taxes paid by shareholders on Fund distributions or redemption of Fund shares The formula for calculating aggregate total return is as follows:


                Aggregate Total Return = [(ERV)] - 1
                                           ---
                                            P

          The above calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


          Based on the foregoing calculations, the average annual total returns (before taxes) for each Fund for the fiscal year ended March 31, 2002 and the average annual total returns for the 5-year, 10-year and since inception periods ended March 31, 2002, were as follows:



                                                       Average Annual Total Returns (before taxes)

                                      One Year               Five Years            Ten Years           Since Inception
                                   --------------        ----------------      ----------------     ---------------------
ST Tax-Exempt Fund*                    3.20%                    4.01%                 N/A                   3.97%

IT Tax Exempt Fund                     2.41%                    5.19%                5.92%                   N/A

LT Tax-Exempt Fund                     2.29%                    5.40%                7.06%                   N/A

ST Government Fund*                    5.35%                    5.86%                 N/A                   5.36%

IT Managed Income Fund*                4.60%                    6.99%                 N/A                   6.31%

Managed Income Fund                    4.34%                    7.24%                7.20%                   N/A


*  Commenced operations on December 31, 1992.

         Based on the foregoing calculations, the aggregate annual total returns for each Fund for the 5-year, 10-year and since inception periods ended March 31, 2002, were as follows:



                                         Aggregate Annual Total Returns

                               Five Years       Ten Years      Since Inception
                            ---------------  --------------   -----------------
ST Tax-Exempt Fund*              21.74%            N/A               43.30%

IT Tax Exempt Fund               28.81%          77.75%             203.59%

LT Tax-Exempt Fund               30.07%          97.89%             294.63%

ST Government Fund*              32.97%            N/A               62.05%

IT Managed Income Fund*          40.18%            N/A               76.11%

Managed Income Fund              41.81%         100.46%             311.69%


*   Commenced operations on December 31, 1992.


         The "average annual total return (after taxes on distributions)" and "average annual total return (after taxes on distributions and redemptions)" for each Fund are included in the Prospectuses.

         "Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

          "Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).


          The Funds may also from time to time include in advertisements, sales literature and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the advertisement, sales literature or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

          The total return and yield of a Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to ratings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return and/or yield of a Fund may be compared to data prepared by Lipper Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service. Total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of each Fund's performance, including without limitation, those factors, strategies and technologies that together with market conditions and events, materially affected each Fund's performance.

          The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions of a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation's of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisement, sales literature or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Performance and yields will fluctuate and any quotation of performance and yield should not be considered as representative of a Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Funds with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that the performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by the Shareholder Organizations with respect to accounts of Customers that have invested in shares will not be included in calculations of yield and performance.

                                 CODE OF ETHICS

          The Companies, U.S. Trust New York, U.S. Trust Company and the Distributor have adopted codes of ethics which allow for personnel subject to the codes to invest in securities including securities that may be purchased or held by the Funds.

                                  MISCELLANEOUS

          As used herein, "assets allocable to a Fund" means the consideration received upon the issuance of shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company involved not belonging to a particular portfolio of that Company. In determining the net asset value of a Fund's shares, assets belonging to the Fund are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company involved which are normally allocated in proportion to the relative asset values of the Company's portfolios at the time of allocation. Subject to the provisions of the Companies' Charters, determinations by the Boards of Directors as to the direct and allocable liabilities and the allocable portion of any general assets with respect to a particular Fund are conclusive.


          As of July 2, 2002, U.S. Trust and its affiliates held of record 90.38%, 94.75% and 78.47% of the ST Government, IT Managed Income and Managed Income Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares. As of the same date, U.S. Trust and its affiliates held of record 97.08%, 91.40% and 82.88% of the ST Tax-Exempt, IT Tax-Exempt and LT Tax-Exempt Funds' outstanding shares, respectively, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

          As of July 2, 2002, the name, address and percentage ownership of each person, in addition to U.S. Trust and its affiliates, that owned beneficially 5% or more of the outstanding shares of a Fund were as follows: Long-Term Tax-Exempt Fund: Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 5.58%; Managed Income Fund; U.S. Trust Company Retirement Fund, c/o U.S. Trust Company of New York, 114 West 47/th/ Street, New York, New York, 10036, 36.09%; Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 10.9%; and Short-Term Government Securities Fund: Charles Schwab & Co., 101 Montgomery St., San Francisco, California 94104, 5.20%.


                              FINANCIAL STATEMENTS


          The audited financial statements and notes thereto in the Companies' Annual Reports to Shareholders for the fiscal year ended March 31, 2002 (the "2002 Annual Reports") for the Funds are incorporated in this Statement of Additional Information by reference. No other parts of the 2002 Annual Reports are incorporated by reference herein. The financial statements included in the 2002Annual Reports for the Funds have been audited by the Companies' independent auditors, Ernst & Young LLP, whose reports thereon also appear in the 2002 Annual Reports and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Additional copies of the 2002 Annual Reports may be obtained at no charge by telephoning BFDS at (800) 446-1012.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


         "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt.

These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for short-term obligations:


         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


         "Prime-2" - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:


         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.

LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:


         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.


         "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


         The following summarizes the ratings used by Moody's for long-term debt:


         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


         "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


         "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


         "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.


The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


         "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


         "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


         "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.


         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.


         PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

NOTES TO SHORT-TERM AND LONG-TERM CREDIT RATINGS

STANDARD & POOR'S

       CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor's analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The "positive" designation means that a rating may be raised; "negative" means a rating may be lowered; and "developing" means that a rating may be raised, lowered or affirmed.

       Rating Outlook: A Standard & Poor's Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

           . Positive means that a rating may be raised.
           . Negative means that a rating may be lowered.
           . Stable means that a rating is not likely to change.
           . Developing means a rating may be raised or lowered.
           . N.M. means not meaningful.

Moody's

       Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody's opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody's Investors Services, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

       Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

       Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.


Municipal Note Ratings


         A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:


         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.


         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody's Investment Grade ("MIG") and are divided into three levels - MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue's specific structural or credit features. The following summarizes the ratings by Moody's for these short-term obligations:

         "MIG-1"/"VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody's credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

                              EXCELSIOR FUNDS, INC.

                                    FORM N-1A

PART C.  OTHER INFORMATION

     Item 23.             Exhibits

             (a)   (1)    Articles of Incorporation of Registrant dated August
                          1, 1984 (3).

                   (2) Articles Supplementary of Registrant dated October 29, 1985 (3).

                   (3) Articles Supplementary of Registrant dated September 30, 1986 (3).

                   (4) Articles Supplementary of Registrant dated April 10, 1987 (3).

                   (5) Articles Supplementary of Registrant dated April 27, 1990 (3).

                   (6) Articles Supplementary of Registrant dated October 26, 1990 (3)

                   (7) Articles Supplementary of Registrant dated January 29, 1991 (3).

                   (8) Articles Supplementary of Registrant dated December 23, 1992 (3)

                   (9) Articles Supplementary of Registrant dated August 31, 1995 (1)

                   (10) Articles Supplementary of Registrant dated December 28, 1995 (1)

                   (11) Articles Supplementary of Registrant dated September 11, 1997 (2).

                   (12) Articles Supplementary of Registrant dated December 22, 1997 (3).

                   (13) Articles Supplementary of Registrant dated November 13, 1998 (4).

                   (14)   Articles of Amendment of Registrant dated July 1, 1999
                          (6).

                   (15) Articles Supplementary of Registrant dated January 3, 2000 (6).

                   (16) Articles Supplementary of Registrant dated March 7, 2000 (8).

                   (17) Articles Supplementary of Registrant dated July 18, 2000 (9).

                   (18) Articles Supplementary of Registrant dated December 29, 2000 (11).

             (b)   (1)    Amended and Restated By-Laws of Registrant dated
                          February 2, 1995 (2).

                   (2) Amendment No. 1 to Amended and Restated By-Laws of Registrant dated May 16, 1997 (2).

                   (3) Amendment dated July 28, 2000 to Amended and Restated Bylaws of Registrant (11).

             (c)   (1)    Articles VI, VII, VIII and X of Registrant's Articles
                          of Incorporation dated August 1, 1984 (3).

                   (2) Articles I, II, IV and VI of Registrant's Amended and Restated By-Laws dated February 2, 1995 (2).

             (d)   (1)    Investment Advisory Agreement among Registrant, U.S.
                          Trust Company and United States Trust Company of New
                          York dated May 31, 2000 with respect to the Latin
                          America, Pacific/Asia, Pan European, Emerging Markets and International Funds (9).

                   (2) Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust Company of New York dated May 31, 2000 with respect to the Money, Government Money, Blended Equity, Small Cap, Energy and Natural Resources, Value and Restructuring, Treasury Money, Managed Income, Short-Term Government Securities, Intermediate-Term Managed Income, Real Estate and Large Cap Growth Funds (9).

                   (3) Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust Company of New York dated May 31, 2000 with respect to the Technology Fund (9).

                   (4) Amendment No. 1 to the Investment Advisory Agreement among Registrant, U.S. Trust Company and United States Trust Company of New York, with respect to the Biotechnology Fund (11).

             (e)   (1)    Amended and Restated Distribution Contract dated July
                          31, 1998 between the Registrant and Edgewood Services,
                          Inc. (4).

                   (2) Exhibit A dated March 31, 2000 to the Amended and Restated Distribution Contract (adding the Technology
                          Fund) (9).

                   (3) Exhibit A to the Amended and Restated Distribution Contract (adding the Biotechnology Fund) (11).

             (f)          None.


             (g) Amended and Restated Custody Agreement dated June 27, 2001 between Registrant and The Chase Manhattan Bank
                          (12).

             (h)   (1)    Amended and Restated Accounting and Administration
                          Agreement dated June 4, 2001 among the Registrant, SEI
                          Investments Mutual Fund Services, Federated Services
                          Company and U.S. Trust Company (11).


                   (2) Transfer Agency and Service Agreement dated September 24, 2001 between the Registrant and State Street Bank and Trust Company (12).

                   (3) Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement (2).

                   (4) Administrative Services Plan and Related Form of Servicing Agreement with Respect to the Institutional Shares of the Money Fund (5).

                   (5) Administrative Services Plan and Related Form of Servicing Agreement with Respect to the Institutional Shares of the Government Money Fund (8).

                   (6) Administrative Services Plan and Related Form of Servicing Agreement with Respect to the Advisor Shares Class of the Value and Restructuring, Large Cap Growth, Blended Equity and Intermediate-Term Managed Income Funds (6).

                   (7) Revised Appendix A to the Shareholder Servicing Agreement (adding the Technology Fund) (7).

                   (8) Revised Appendix A to the Shareholder Servicing Agreement (adding the Biotechnology Fund) (11).

                   (9) Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Institutional Trust, The Chase Manhattan Bank and the other lenders thereunder (6).

                   (10) First Amendment dated February 28, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Institutional Trust, The Chase Manhattan Bank and the other lenders thereunder (11).

                   (11) Second Amendment dated July 10, 2001 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax Exempt Funds, Inc., Excelsior Institutional Trust, The Chase Manhattan Bank and the other lenders thereunder (11).

                   (12) Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Registrant, Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase and the other lenders thereunder (12).

                    (13) Form of Waiver and Reimbursement Agreement among Registrant, United States Trust Company of New York and U.S. Trust Company (12).

                    (14) Form of Shareholder Servicing Agreement (Late Trading) (11).

              (i)          Opinion and Consent of Counsel (12).

              (j)   (1)    Consent of Drinker Biddle & Reath LLP (12).

                    (2)    Consent of Ernst & Young LLP (12)


              (k)          None.

              (l)   (1)    Purchase Agreement between Registrant and Shearson
                           Lehman Brothers Inc. dated February 6, 1985 (3).

                    (2) Purchase Agreement between Registrant and UST Distributors, Inc. dated December 29, 1992 (3).

                    (3) Purchase Agreement between Registrant and Edgewood Services, Inc. dated November 17, 1995 (1).

                    (4) Purchase Agreement between Registrant and Edgewood Services, Inc. dated September 25, 1997 (2).

                    (5) Purchase Agreement between Registrant and Edgewood Services, Inc. dated December 30, 1997 (3).

                    (6) Form of Purchase Agreement between Registrant and Edgewood Services, Inc. (Advisor Shares) (6).

                    (7) Purchase Agreement between Registrant and Edgewood Services, Inc. dated March 31, 2000 on behalf of the Technology Fund (9).

                    (8) Purchase Agreement between Registrant and Edgewood Services, Inc. on behalf of the Biotechnology Fund
                           (11).

              (m) Distribution Plan and Related Form of Distribution Agreement relating to Advisor Shares of the Value and Restructuring, Blended Equity, Large Cap Growth and Intermediate-Term Managed Income Funds (6).

              (n) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System (10).


              (p)   (1)    Code of Ethics of Registrant (12).


                    (2) Code of Ethics of U.S. Trust Corporation (including U.S. Trust Company and United States Trust Company of New York) (11).

                      (3)    Code of Ethics of Edgewood Services, Inc. (8).

Notes:
-----

(1) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1996.

(2) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 30 to its Registration Statement on Form N-1A filed October 8, 1997.

(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A filed March 13, 1998.

(4) Incorporated herein by reference to Registrant's Registration Statement on Form N-14 filed April 5, 1999.

(5) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A filed July 29, 1999.

(6) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 35 to its Registration Statement on Form N-1A filed January 4, 2000.

(7) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A filed February 8, 2000.

(8) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 38 to its Registration Statement on Form N-1A filed May 26, 2000.

(9) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 40 to its Registration Statement on Form N-1A filed on July 28, 2000.

(10) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A filed on December 27, 2000.


(11) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A filed on July 30, 2001.

(12)     Filed herewith.


Item 24.      Persons Controlled By or Under
              Common Control with Registrant

              Registrant is controlled by its Board of Directors.

Item 25.    Indemnification


            Article VII, Section 3 of Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a)(1) hereto, and Article VI,
Section 2 of Registrant's Amended and Restated Bylaws, incorporated herein by reference to Exhibit (b)(1) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Amended and Restated Distribution Contract incorporated herein by reference to Exhibit (e) hereto, Section 12 of the Amended and Restated Custody Agreement incorporated herein by reference to Exhibit (g) hereto, Section 8 of the Transfer Agency and Service Agreement filed herewith as Exhibit (h)(5) hereto, and Section 6 of the Fund Accounting and Administration Agreement incorporated herein by reference to Exhibit (h)(1) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.


            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Investment Adviser

            (a)   U.S. Trust Company:

            U.S. Trust Company ("U.S. Trust") is a Connecticut state bank and trust company located in Stamford, Connecticut. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.

Position
with U.S.                                                        Principal                       Type of
Trust                       Name                                 Occupation                      Business
-----                       ----                                 ----------                      --------
Chairman                    Paul K. Napoli                       Executive Vice                  Asset Management,
                            United States Trust                  President, United               Investment &
                            Company of New York                  States Trust                    Fiduciary Services
                            114 West 47/th/ Street               Company of                      and Private Banking
                            New York, NY 10036                   New York

Director, Management        Conley Brooks, Jr.                   Chairman,                       Asset Management,
                            U.S. Trust Company                   U.S. Trust Company,             Investment & Fiduciary
                            730 2/nd/ Avenue South               Minneapolis                     Services and Private Banking
                            Minneapolis, MN  55402

Director Regional           W. Michael Funck                     Regional President,             Asset Management,
President                   U.S. Trust Company                   U.S. Trust Company              Fiduciary Services
                            225 High Ridge Road                                                  & Private Banking
                            Stamford, CT  06905

Director, Managing          David W. Kilbride                    Managing Director & Senior      Asset Management,
Director & Senior Private   U.S. Trust Company                   Private Banking, U.S. Trust     Investment &
Banker                      One Pickwick Plaza                   Company                         Fiduciary Services
                            Greenwich, CT 06830                                                  and Private Banking

Director                    Maribeth S. Rahe                     President,                      Asset Management,
                            United States Trust                  United States Trust             Investment &
                              Company of New York                Company of New York             Fiduciary Services
                            114 West 47th Street                                                 and Private Banking
                            New York, NY  10036

Director & Senior Vice      Brian F. Schmidt                     Senior Vice President,          Asset Management,
President                   U.S. Trust Company                   U.S. Trust Company              Investment & Fiduciary
                            225 High Ridge Road                                                  Services and Private
                            Stamford, CT 06905                                                   Banking

Director                    Frederick B. Taylor                  Vice Chairman &                 Asset Management,
                            United States Trust                  Chief Investment                Investment &
                              Company of New York                Officer, United States          Fiduciary Services
                            114 West 47th Street                 Trust Company of                and Private Banking
                            New York, NY  10036                  New York

Position
with U.S.                                                        Principal                       Type of
Trust                       Name                                 Occupation                      Business
-----                       ----                                 ----------                      --------
Director & Managing         Shelley B. Thompson                  Managing Director,              Asset Management,
Director                    U.S. Trust Company                   U.S. Trust Company              Investment &
                            730 2/nd/ Avenue South                                               Fiduciary Services
                            Minneapolis, MN 55402                                                and Private Banking

Director & Managing         Susan Traver                         Managing Director,              Asset Management,
Director                    U.S. Trust Company                   U.S. Trust Company              Investment &
                            600 14/th/ Street, N.W.                                              Fiduciary Services
                            Washington, DC 20005                                                 and Private Banking

Director, President & CEO   Howard E.N. Wilson                   President & CEO,                Asset Management,
                            U.S. Trust Company                   U.S. Trust Company              Investment &
                            100 West Lancaster Avenue                                            Fiduciary Services
                            Suite 200                                                            and Private Banking
                            Wayne, PA  19087

Managing Director &         Jeffrey T. Osmun                     Managing Director,              Asset Management,
Senior Trust Officer        U.S. Trust Company                   Senior Trust Officer,           Investment & Fiduciary
                            225 High Ridge Road                  U.S. Trust Company              Services and Private
                            Stamford, CT 06906                                                   Banking

Senior Vice President &     Alberto Rodriguez                    Senior Vice President &         Asset Management,
Secretary                   U.S. Trust Company                   Secretary,                      Investment & Fiduciary
                            225 High Ridge Road                  U.S. Trust Company              Services and Private
                            Stamford, CT 06906                                                   Banking

Vice President & Treasurer  Neil M. McDonnell                    Vice President & Treasurer,     Asset Management,
                            U.S. Trust Company                   U.S. Trust Company              Investment & Fiduciary
                            225 High Ridge Road                                                  Services and Private
                            Stamford, CT  06906                                                  Banking


                  (b)      United States Trust Company of New York:

                  United States Trust Company of New York ("U.S. Trust NY") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the trustees and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

Position
with U.S.                                           Principal                       Type of
Trust NY              Name                          Occupation                      Business
--------              ----                          ----------                      --------
Director, Chairman    Jeffrey S. Maurer             Chairman & Chief Executive      Asset Management,
& CEO                 United States Trust           Officer,                        Investment & Fiduciary
                        Company of New York         United States Trust             Services and Private Banking
                      114 West 47th Street          Company of New York
                      New York, NY 10036

Director &            Maribeth S. Rahe              President, United States        Asset Management,
President             United States Trust           Trust Company of                Investment &
                        Company of New York         New York                        Fiduciary Services
                      114 West 47th Street                                          and Private Banking
                      New York, NY 10036

Director,             Frederick B. Taylor           Vice Chairman and               Asset Management,
Vice Chair-           United States Trust           Chief Investment                Investment &
man and                 Company of New York         Officer, United States          Fiduciary Services
Chief Invest-         114 West 47th Street          Trust Company of                and Private Banking
ment Officer          New York, NY 10036            New York

Director              Eleanor Baum                  Dean, School                    Academic
                      The Cooper Union              of Engineering,
                      For the Advancement           The Cooper Union
                      Of Science & Art
                      51 Astor Place
                      New York, NY 10003

Director              Samuel C. Butler, Esq.        Partner, Cravath,               Law Firm
                      Cravath, Swaine               Swaine & Moore
                        & Moore
                      Worldwide Plaza
                      825 Eighth Avenue
                      New York, NY 10019

Director              Peter O. Crisp                Retired Chairman of             Venture
                      Room 5600                     Venrock, Inc.                   Capital
                      90 Rockefeller Plaza
                      New York, NY 10112

Director              Philippe de Montebello        Director & CEO of the           Art Museum
                      The Metropolitan Museum       Metropolitan
                        of Art                      Museum of Art
                      1000 Fifth Avenue

Position
with U.S.                                           Principal                   Type of
Trust NY              Name                          Occupation                  Business
--------              ----                          ----------                  --------
                      New York, NY  10028-0198

Director              Robert E. Denham, Esq.        Partner, Munger, Tolles     Law Firm
                      Munger Tolles &                 & Olson LLP
                        Olson LLP
                      355 South Grand Avenue
                        35/th/ Floor
                      Los Angeles, CA 90071-1560

Director              Antonia M. Grumbach, Esq.     Partner, Patterson,         Law Firm
                      Patterson, Belknap,           Belknap, Webb
                        Webb & Tyler, LLP           & Tyler LLP
                      1133 Avenue of the
                        Americas
                      New York, NY 10036

Director              Peter L. Malkin               Chairman,                   Law Firm
                      Wien & Malkin LLP             Wien & Malkin
                      Lincoln Building
                      60 East 42nd Street
                      New York, NY 10165-0015

Director              David A. Olsen                Retired Chairman of         Risk & Insurance
                      Marsh & McLennan              Johnson & Higgins           Services
                      1166 Avenue of the
                      Americas
                      New York, NY 10036

Director              Carl H. Pforzheimer, III      Managing Partner,           Broker-Dealer,
                      Carl H. Pforzheimer & Co.     Carl H. Pforzheimer &       Investment
                      650 Madison Avenue            Co.                         Adviser
                        23/rd/ Floor
                      New York, NY 10022

Director              David S. Pottruk              President & Co-CEO,         Financial Services,
                      Charles Schwab                Charles Schwab & Co., Inc.  Broker-Dealer
                      & Co., Inc.
                      101 Montgomery Street
                      San Francisco, CA 94104

Position
with U.S.                                           Principal                   Type of
Trust NY              Name                          Occupation                  Business
--------              ----                          ----------                  --------
Director              Charles R. Schwab             Chairman & Co-CEO,          Financial Services,
                      Charles Schwab & Co., Inc.    Charles Schwab & Co.,       Broker-Dealer
                      101 Montgomery Street         Inc.
                      San Francisco, CA 94104

Director              H. Marshall Schwarz           Chairman, Retired           Asset Management,
                      United States Trust Company   United States Trust         Investment & Fiduciary
                        of New York                 Company of New York         Services and Private
                      114 West 47/th/ Street                                    Banking
                      New York, NY 10036

Director              Philip L. Smith               Corporate Director &
                      c/o United States Trust       Trustee
                        Company of New York
                      114 West 47/th/ Street
                      New York, NY 10036

Director              John H. Stookey               Founder and Chairman,       Not-for-Profit
                      Per Scholas Inc.              Per Scholas
                      1230 Lafayette Avenue
                      Bronx, NY 10474

Director              Robert N. Wilson              Vice Chairman,              Health Care
                      Johnson & Johnson             Johnson & Johnson
                      One Johnson &
                        Johnson Plaza
                      New Brunswick, NJ 08933

Director              Ruth A. Wooden                Senior Counselor,           Public Relations
                      Porter Novelli                Porter Novelli
                      220 East 42/nd/ Street
                      New York, NY 10017-5806

Executive             Paul K. Napoli                Executive                   Asset Management,
Vice                  United States Trust           Vice President,             Investment &
President               Company of New York         United States Trust         Fiduciary Services
                      114 West 47/th/ Street        Company of New York         and Private Banking
                      New York, NY 10036

Executive Vice        Evelyn Dilsaver               Executive Vice              Asset Management,
President & Chief     United States Trust Company   President & Chief           Investment & Fiduciary
Administrative          of New York                 Administrative Officer,     Services and Private

Position
with U.S.                                                       Principal                 Type of
Trust NY                    Name                                Occupation                Business
--------                    ----                                ----------                --------
Officer                     14 West 47/th/ Street               United States Trust       Banking
                            New York, NY 10036                  Company of New York

Executive Vice              Stephen C. Hassenfelt               Executive Vice            Asset Management,
President & Chief           United States Trust Company         President & Chief         Investment & Fiduciary
Operating Officer -         of New York                         Operating Officer-        Services and Private
Investment                  14 West 47/th/ Street               Investment Division,      Banking
Division                    New York, NY 10036                  United States Trust
                                                                Company of New York

Executive Vice              Robert Duste'                       Executive Vice            Asset Management,
President                   United States Trust Company         President,                Investment & Fiduciary
                            of New York                         United States Trust       Services and Private
                            499 Washington Boulevard            Company of New York       Banking
                            Newport Office Center III
                            Jersey City, NJ 07310

Executive Vice              Noland Cheng                        Executive Vice            Asset Management,
President                   United States Trust Company         President,                Investment & Fiduciary
                            of New York                         United States Trust       Services and Private
                            499 Washington Boulevard            Company of New York       Banking
                            Newport Office Center III
                            Jersey City, NJ 07310


Item 27.      Principal Underwriter


              (a) Edgewood Services, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, FTI Funds, Huntington Funds, Huntington Variable Annuity Funds, The Riverfront Funds, Banknorth Funds and WesMark Funds.


(b)      Names and Principal          Positions and Offices with    Offices with
         Business Addresses           The Distributor               Registrant
         ------------------           ---------------               ----------

         Lawrence Caracciolo          Director,                         --
         5800 Corporate Drive         Edgewood Services, Inc.
         Pittsburgh, PA 15237-7002

(b)      Names and Principal                         Positions and Offices with                        Offices with
         Business Addresses                          The Distributor                                   Registrant
         ------------------                          ---------------                                   ----------
         Arthur L. Cherry                            Director,                                              --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         J. Christopher Donahue                      Director,                                              --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         Thomas R. Donahue                           Director and Executive Vice President,                 --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA 15237-7002

         Peter J. Germain                            President,                                             --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA 15237-7002

         Charles L. Davis, Jr.                       Vice President,                                        --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA 15237-7002

         Ernest L. Linane                            Vice President,                                        --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         Christine T. Johnson                        Vice President,                                        --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         Denis McAuley, III                          Treasurer,                                             --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         Timothy S. Johnson                          Secretary,                                             --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002

         Victor R. Siclari                           Assistant Secretary,                                   --
         5800 Corporate Drive                        Edgewood Services, Inc.
         Pittsburgh, PA  15237-7002


(c)      Not Applicable.

Item 28.  Location of Accounts and Records

          1. United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 (records relating to its functions as investment adviser and transfer agent).


          2. U.S. Trust Company, 225 High Ridge Road, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).


          3. Edgewood Services, Inc., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its function as distributor).


          4. J.P. Morgan Chase & Co., 73 Tremont Street, Boston, Massachusetts 02108-3913 (records relating to its former function as co-administrator and its former function as sub-transfer agent).

          5. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, MA 02171 (records relating to its function as transfer agent).

          6. SEI Investments Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456 (records relating to its function as co-administrator).

          7. Federated Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3799 (records relating to its function as co-administrator).

          8. J.P. Morgan Chase Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

          9. Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996 (Registrant's Articles of Incorporation, Bylaws, and Minute Books).


Item 29.  Management Services

          Not Applicable.


Item 30.  Undertakings

          Not Applicable.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, Excelsior Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A ("PEA No. 44") under Rule 485(b) under the 1933 Act and has duly caused this PEA No. 44 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 31st day of July, 2002.

                                   EXCELSIOR FUNDS, INC.
                                   Registrant


                                   /s/ Frederick S. Wonham
                                   -----------------------
                                   Frederick S. Wonham, Chairman of the Board
                                   (Signature and Title)

          Pursuant to the requirements of the 1933 Act, this PEA No. 44 has been signed below by the following persons in the capacities and on the dates indicated.



       Signature                                             Title                          Date
       ---------                                             -----                          ----
/s/ Frederick S. Wonham                              Chairman of the Board             July 31, 2002
-----------------------
Frederick S. Wonham

*Morrill Melton Hall                                 Director                          July 31, 2002
--------------------
Morrill Melton Hall

* Jonathan Piel                                      Director                          July 31, 2002
---------------
Jonathan Piel

*Rodman L. Drake                                     Director                          July 31, 2002
----------------
Rodman L. Drake

* Ralph E. Gomory                                    Director                          July 31, 2002
-----------------
Ralph E. Gomory

*Roger M. Lynch                                      Director                          July 31, 2002
---------------
Roger M. Lynch

*By:  /s/ W. Bruce McConnel
      -----------------------------------
      W. Bruce McConnel, Attorney-in-Fact

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

Dated:  May 23, 2002                          /s/ Ralph E. Gomory
                                              -------------------
                                              Ralph E. Gomory

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 2001                          /s/ Mel Hall
                                               ------------
                                                   Mel Hall

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated:  May 21, 2002                         /s/ Roger M. Lynch
                                             ------------------
                                             Roger M. Lynch

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints
W. Bruce McConnel, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 2001                       /s/ Frederick S. Wonham
                                            -----------------------
                                            Frederick S. Wonham

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 2001                       /s/ Rodman L. Drake
                                            --------------------
                                            Rodman L. Drake

                              EXCELSIOR FUNDS, INC.
                        EXCELSIOR TAX-EXEMPT FUNDS, INC.
                              EXCELSIOR FUNDS TRUST

                                POWER OF ATTORNEY

          KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s and Excelsior Funds Trust's (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.

Dated:  July 27, 2001                      /s/ Jonathan Piel
                                           ------------------
                                           Jonathan Piel

                              EXCELSIOR FUNDS, INC.

                                  EXHIBIT INDEX

Exhibit                                     Description
-------                                     -----------

(g) Amended and Restated Custody Agreement dated June 27, 2001 between Registrant and The Chase Manhattan Bank.

(h)(2) Transfer Agency and Service Agreement dated September 24, 2001 between Registrant and State Street Bank and Trust Company.

(h)(12) Third Amendment dated February 27, 2002 to the Credit Agreement dated December 27, 1999 by and among Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., Excelsior Funds Trust, JPMorgan Chase Bank and the other lenders thereunder.

(h)(13) Form of Waiver and Reimbursement Agreement among Registrant, United States Trust Company of New York and U.S. Trust Company.

(i)                   Opinion and Consent of Counsel.

(j)(1)                Consent of Counsel.

(j)(2)                Consent of Ernst & Young LLP.

(p)(1)                Code of Ethics of Registrant.